[LOGO OF EATON VANCE    Investing
MUTUAL FUNDS APPEARS
HERE]                   for the
                                                              EDUCATION
                        21st
                                                       [PHOTOGRAPH APPEARS HERE]
                        Century



     Annual Report August 31, 1997


                                                                         Alabama
                                  EATON VANCE
[PHOTOGRAPH                                                             Arkansas
APPEARS                           MUNICIPALS
HERE]                                                                    Georgia
                                     TRUST
                                                                        Kentucky
                                   MARATHON
                                                                       Louisiana
                     Global Management-Global Distribution
                                                                        Maryland

[PHOTOGRAPH                                                             Missouri
APPEARS
HERE]                                                             North Carolina

                                                                          Oregon

                                                                  South Carolina

                                                                       Tennessee

                                                                        Virginia

EV Marathon Municipals Funds as of August 31, 1997

LETTER TO SHAREHOLDERS


[PHOTO OF THOMAS J. FETTER APPEARS HERE]

Thomas J. Fetter,
President

The municipal bond market has continued to respond favorably in 1997 to an economic climate characterized by solid growth and low inflation. First quarter GDP rose 4.9%, while GDP in the second quarter posted a 3.3% gain, according to the U.S. Commerce Department. Meanwhile, inflation has remained in the 2-to-3% range. While the Federal Reserve elected to raise short-term rates slightly in March, it has since maintained a generally stable interest rate policy in response to a benign inflation outlook. Not surprisingly, municipal bonds have turned in solid returns, with the Lehman Brothers Municipal Bond Index*--an unmanaged index of municipal bonds--rising 9.2% during the year ended August 31, 1997.

The municipal bond market has been characterized by heavy issuance and strong investor demand

According to Standard & Poor's, nearly $227 billion in municipal securities were brought to market in 1996, a 14% increase from the prior year. Thus far in 1997, municipal issuance has kept up that pace. Issuers have redeemed older bonds with relatively high coupons and replaced them with new bonds bearing lower coupons. This municipal refunding activity has been sparked in part by the strong market rally of recent months that has seen yields for 30-year AAA-rated general obligations decline to the 5.35% level at August 31, according to Bloomberg. At that level, municipal yields represent 81% of 30-year Treasury yields, making them an attractive option for investors.

 Municipal bonds yield 81% of Treasury yields

 [BAR GRAPHS APPEAR HERE]

 30-Year AAA-ruled
 General obligation (GO) Bonds*     5.35%

 Taxable equivalent yield
 in 36% tax bracket                 8.36%

 30-Year Treasury bond              6.61%

 Principal and interest payments of Treasury securities are guaranteed by the U.S. government.

 *GO yields are a compilation of a representative variety of general obligations and are not necessarily representative of the Fund's yield. Statistics as of August 31, 1997.

 Past performance is no guarantee of future results.
 Source: Bloomberg, L.P.

Amid Washington's newly found fiscal responsibility, the outlook for municipal bonds appears bright

We believe the long-term outlook for municipal bonds has improved in the past year for several reasons. First, with Congress and the Clinton Administration having reached agreement on a plan to balance the budget by 2002, the budgetary nightmare that has long plagued the nation may be coming to an end. A balanced budget would sharply reduce the government's borrowing needs, leading to lower interest rates and channeling investments into more productive areas of the economy. Second, even after the recently enacted capital gains tax cut, the marginal tax rates of many taxpayers remain high. For those taxpayers, municipal bonds may still be one of the best vehicles for tax relief. And finally, a balanced investment portfolio features a mix of equities, bonds, and cash. We believe, that following three years of stock market outperformance, investors should consider reallocating a portion of their portfolios to bonds in order to maintain a prudent asset allocation. For these reasons, we believe that the municipal market will continue to attract investments from tax-conscious investors. Eaton Vance will continue its leadership role in seeking high, tax-free income for investors.

                                  Sincerely,


                                  /s/ Thomas J. Fetter

                                  Thomas J. Fetter,
                                  President
                                  October 7, 1997



*It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
  Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

EV Marathon Alabama Municipals Fund as of August 31, 1997

INVESTMENT UPDATE


[PHOTO OF WILLIAM H. AHERN APPEARS HERE]
William H. Ahern,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------

 . Economic growth in Alabama slowed in 1996 after several years of solid activity. Annual gross state product (GSP) growth exceeded 3% in 1993, 1994, and 1995, while payroll employment grew 2.5% in each of those years. In 1996, GSP growth fell to less than 2%, while payroll employment grew 1.1%.

 . Part of the economic slowdown in 1996 resulted from declines in the apparel and textile industries, which lost almost 9,000 jobs. Mining employment increased, however, as did employment in the construction, retail, and financial sectors.

 .  Farm income growth has been strong in the past several years, ranking
   Alabama near the top of the southeastern U.S. in this sector.

 .  Despite a slow year in 1996, Alabama's 1997 economic outlook is positive.
   A new large-scale Mercedes auto manufacturing plant, opening this year, will create many new jobs and may help boost state population. GSP growth is expected to rise to 3%, while payrolls are expected to grow by 2%.

Management Update
--------------------------------------------------------------------------------

 . The bond market has been generally favorable over the past year, with declining interest rates translating into solid total returns for investors. Recently the market has been fairly volatile, providing opportunities to find attractive bonds for the Fund.

 . Portfolio management has focused on finding discount bonds, which have better upside potential, while our research staff has focused on locating non-rated, higher-yielding bonds which can increase the Fund's income without taking unnecessary risks.

 . Insured bonds, prevalent in Alabama, provide excellent security but do not offer as much upside potential. As a result, fund turnover has been low as we increasingly seek issues meeting our high total return criteria.

The Fund
--------------------------------------------------------------------------------

 . During the year ended August 31, 1997, the Fund had a total return of 8.3%./1/ This return resulted from an increase in net asset value per share to $10.85 on August 31, 1997 from $10.46 on August 31, 1996, and the reinvestment of $0.465 per share in tax-free dividend income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $10.85 per share, the Fund's distribution rate on August 31, 1997 was 4.29%. The SEC 30-day yield on that date was 3.74%./3/

 . To equal 4.29% in a taxable investment, a couple in the 39.2% combined federal and state tax bracket would need a yield of 7.06%.

Your Investment at Work
--------------------------------------------------------------------------------

   City of Birmingham Special Care Facilities
   Financing Authority -- Children's Hospital

[GRAPHIC OF MEDICAL SYMBOL APPEARS HERE]

 . This bond issue helped finance several significant capital improvements to The Children's Hospital of Alabama, a 190-bed, highly specialized acute care facility for infants and children affiliated with The University of Alabama, Birmingham.

 . Improvements included renovations to the emergency department, special care nursery, burn unit, psychiatric unit, and several clinic facilities and replacement of the hospital's magnetic resonance imaging (MRI) system. A new 1,711-space parking facility was also built.

--------------------------------------------------------------------------------
/1/This return does not include the maximum 5% contingent deferred sales charge (CDSC).
/2/A portion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax.
/3/The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result.
/4/Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC Returns reflect contingent deferred sales charge (CDSC), deducted at redemption as follows: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 5/1/92. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. It is not possible to invest directly in the index.
** This figure represents the Fund's performance including applicable contingent deferred sales charge (CDSC)

--------------------------------------------------------------------------------

Fund Information
as of August 31, 1997


Performance/4/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                                   8.3%
Five Year                                                                  6.0
Life of Fund (5/1/92)                                                      6.7


SEC Average Annual Total Returns (including applicable contingent deferred sales charge)
--------------------------------------------------------------------------------
One Year                                                                   3.3%
Five Year                                                                  5.7
Life of Fund (5/1/92)                                                      6.5

Comparison of Change in Value of a $10,000 Investment in the Fund vs. the Lehman Brothers Municipal Bond Index*
From May 31, 1992, through August 31, 1997

                           [LINE GRAPH APPEARS HERE]


                 Lehman Brothers                        EV Marathon Alabama
  Date         Municipal Bond Index      Fund/CDSC**      Municipals Fund
  ----         --------------------      ---------      -------------------
 5/31/92             $10,000              $13,890              $10,000
 6/30/92             $10,168              $13,890              $10,225
 7/31/92             $10,473              $13,890              $10,685
 8/31/92             $10,370              $13,890              $10,438
 9/30/92             $10,438              $13,890              $10,476
10/31/92             $10,336              $13,890              $10,231
11/30/92             $10,521              $13,890              $10,571
12/31/92             $10,628              $13,890              $10,702
 1/31/93             $10,752              $13,890              $10,806
 2/28/93             $11,141              $13,890              $11,255
 3/31/93             $11,023              $13,890              $11,094
 4/30/93             $11,134              $13,890              $11,229
 5/31/93             $11,197              $13,890              $11,294
 6/30/93             $11,384              $13,890              $11,469
 7/31/93             $11,398              $13,890              $11,466
 8/31/93             $11,636              $13,890              $11,722
 9/30/93             $11,769              $13,890              $11,847
10/31/93             $11,791              $13,890              $11,875
11/30/93             $11,687              $13,890              $11,733
12/31/93             $11,934              $13,890              $12,032
 1/31/94             $12,070              $13,890              $12,152
 2/28/94             $11,758              $13,890              $11,806
 3/31/94             $11,279              $13,890              $11,150
 4/30/94             $11,374              $13,890              $11,223
 5/31/94             $11,473              $13,890              $11,330
 6/30/94             $11,406              $13,890              $11,212
 7/31/94             $11,612              $13,890              $11,474
 8/31/94             $11,652              $13,890              $11,470
 9/30/94             $11,481              $13,890              $11,263
10/31/94             $11,277              $13,890              $10,977
11/30/94             $11,073              $13,890              $10,709
12/31/94             $11,317              $13,890              $11,061
 1/31/95             $11,641              $13,890              $11,476
 2/28/95             $11,979              $13,890              $11,854
 3/31/95             $12,117              $13,890              $11,954
 4/30/95             $12,131              $13,890              $11,945
 5/31/95             $12,518              $13,890              $12,301
 6/30/95             $12,409              $13,890              $12,092
 7/31/95             $12,526              $13,890              $12,176
 8/31/95             $12,685              $13,890              $12,317
 9/30/95             $12,765              $13,890              $12,353
10/31/95             $12,951              $13,890              $12,591
11/30/95             $13,166              $13,890              $12,830
12/31/95             $13,292              $13,890              $12,961
 1/31/96             $13,393              $13,890              $13,035
 2/28/96             $13,302              $13,890              $12,891
 3/31/96             $13,132              $13,890              $12,696
 4/30/96             $13,095              $13,890              $12,686
 5/31/96             $13,090              $13,890              $12,697
 6/30/96             $13,233              $13,890              $13,822
 7/31/96             $13,353              $13,890              $12,928
 8/31/96             $13,350              $13,890              $12,914
 9/30/96             $13,536              $13,890              $13,112
10/31/96             $13,689              $13,890              $13,195
11/30/96             $13,940              $13,890              $13,381
12/31/96             $13,881              $13,890              $13,343
 1/31/97             $13,907              $13,890              $13,379
 2/28/97             $14,035              $13,890              $13,521
 3/31/97             $13,848              $13,890              $13,337
 4/30/97             $13,964              $13,890              $13,460
 5/31/97             $14,174              $13,890              $13,661
 6/30/97             $14,325              $13,890              $13,777
 7/31/97             $14,722              $13,890              $14,132
 8/31/97             $14,584              $13,890              $13,990

--------------------------------------------------------------------------------
Federal income tax information on distributions: For federal income tax purposes, 99.67% of the total dividends paid by the Fund from net invest-ment income during the year ended August 31, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Marathon Arkansas Municipals Fund as of August 31, 1997

INVESTMENT UPDATE



[PHOTO OF TIMOTHY T. BROWSE APPEARS HERE]
Timothy T. Browse,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------

 . Manufacturing plays an important role in Arkansas' economy, and weakness in this sector -- in part due to the effects of a national decline in the apparel and textile industries -- caused the state's economy to slow in 1995-1996 after strong years in 1993 and 1994. Growth in gross state product (GSP) in 1996 was 2.4%, down from over 4% in 1993 and 1994.

 . Despite the short-term decline in manufacturing, other industries remain healthy and are expanding, including communications and utilities, retailing, financial services, business services and health care.

 . In the fall of 1996, manufacturing began to recover, especially in the construction, lumber & furniture and durable goods industries. As a result, GSP in Arkansas is expected to grow 3.1% in 1997 and 3.4% in 1998. Population growth has slowed somewhat but is still stronger than in the 1980s.

Management Update
--------------------------------------------------------------------------------

 . This has been a generally positive year for the bond market, with favorable returns overall. However, the market has been increasingly volatile. Quarterly price swings often resulted from whether or not economic data confirmed or negated the so-called "new economy paradigm," which states, in part, that productivity gains allow growth to continue with low inflation.

 . Due to the decline in supply of new issues, Arkansas bonds performed very well. This allowed us to selectively sell some holdings at advantageous prices when it was appropriate to do so.

 . We continue to maintain diversification in the Portfolio across sectors and credit quality as we seek to combine high-quality insured holdings, which provide upside performance, with higher-yielding issues, which provide income and stability in a down market.

The Fund
--------------------------------------------------------------------------------

 . During the year ended August 31, 1997, the Fund had a total return of 7.7%./1/ This return resulted from an increase in net asset value per share to $10.51 on August 31, 1997 from $10.19 on August 31, 1996, and the reinvestment of $0.449 per share in tax-free dividend income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $10.51 per share, the Fund's distribution rate on August 31, 1997 was 4.28%. The SEC 30-day yield on that date was 3.93%./3/

 . To equal 4.28% in a taxable investment, a couple in the 40.48% combined federal and state tax bracket would need a yield of 7.19%.

Your Investment at Work
--------------------------------------------------------------------------------

[AIRPLANE GRAPHIC APPEARS HERE]

   Northwest Arkansas Regional Airport Authority -- Series 1997 Airport Revenue Bonds

 . This bond issue will finance the design and construction of a new airport and airfield facilities to replace the existing Drake Field and will serve the expanding needs of northwest Arkansas.

 . The new facility will include an 8,800 foot long runway and a parallel taxiway that is 8,800 feet by 150 feet. It will be served by an air traffic control tower and a fully equipped air rescue and fire fighting facility. The two-level, 77,800 square foot terminal building will provide all necessary services and conveniences.

--------------------------------------------------------------------------------

/1/ This return does not include the maximum 5% contingent deferred sales charge (CDSC).
/2/ A portion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax.
/3/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result.
/4/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC Returns reflect contingent deferred sales charge (CDSC), deducted at redemption as follows:
     5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 10/2/92. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. It is not possible to invest directly in the index.
** This figure represents the Fund's performance including applicable contingent deferred sales charge (CDSC).

--------------------------------------------------------------------------------

Fund Information
as of August 31, 1997


Performance/4/
--------------------------------------------------------------------------------


Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                        7.7%
Life of Fund (10/2/92)                                          6.0


SEC Average Annual Total Returns (including applicable contingent deferred sales charge)
--------------------------------------------------------------------------------
One Year                                                        2.7%
Life of Fund (10/2/92)                                          5.7


Comparison of Change in Value of a $10,000 Investment in the Fund vs. the Lehman Brothers Municipal Bond Index*
From October 31, 1992, through August 31, 1997

                           [LINE GRAPH APPEARS HERE]


                      EV Marathon                           Lehman Brothers
                       Arkansas                                 Municipal
      Date          Municipals Fund         Fund/CDSC**        Bond Index
--------------------------------------------------------------------------------
    1/31/92             $10,000               $13,449          $10,000
   11/30/92             $10,331               $13,449          $10,179
   12/31/92             $10,482               $13,449          $10,283
    1/31/93             $10,648               $13,449          $10,403
    2/28/93             $11,130               $13,449          $10,779
    3/31/93             $11,008               $13,449          $10,665
    4/30/93             $11,124               $13,449          $10,773
    5/31/93             $11,199               $13,449          $10,833
    6/30/93             $11,387               $13,449          $11,014
    7/31/93             $11,396               $13,449          $11,028
    8/31/93             $11,633               $13,449          $11,258
    9/30/93             $11,770               $13,449          $11,386
   10/31/93             $11,766               $13,449          $11,408
   11/30/93             $11,645               $13,449          $11,308
   12/31/93             $11,925               $13,449          $11,546
    1/31/94             $12,078               $13,449          $11,678
    2/28/94             $11,730               $13,449          $11,376
    3/31/94             $11,035               $13,449          $10,913
    4/30/94             $11,162               $13,449          $11,005
    5/31/94             $11,291               $13,449          $11,100
    6/30/94             $11,181               $13,449          $11,036
    7/31/94             $11,433               $13,449          $11,235
    8/31/94             $11,472               $13,449          $11,274
    9/30/94             $11,262               $13,449          $11,108
   10/31/94             $10,950               $13,449          $10,911
   11/30/94             $10,610               $13,449          $10,714
   12/31/94             $10,930               $13,449          $10,950
    1/31/95             $11,324               $13,449          $11,263
    2/28/95             $11,716               $13,449          $11,590
    3/31/95             $11,816               $13,449          $11,723
    4/30/95             $11,806               $13,449          $11,737
    5/31/95             $12,141               $13,449          $12,112
    6/30/95             $11,942               $13,449          $12,006
    7/31/95             $12,038               $13,449          $12,119
    8/31/95             $12,179               $13,449          $12,273
    9/30/95             $12,263               $13,449          $12,351
   10/31/95             $12,478               $13,449          $12,530
   11/30/95             $12,717               $13,449          $12,739
   12/31/95             $12,862               $13,449          $12,861
    1/31/96             $12,911               $13,449          $12,958
    2/28/96             $12,754               $13,449          $12,870
    3/31/96             $12,545               $13,449          $12,706
    4/30/96             $12,509               $13,449          $12,670
    5/31/96             $12,484               $13,449          $12,665
    6/30/96             $12,596               $13,449          $12,803
    7/31/96             $12,700               $13,449          $12,919
    8/31/96             $12,673               $13,449          $12,916
    9/30/96             $12,858               $13,449          $13,097
   10/31/96             $12,940               $13,449          $13,245
   11/30/96             $13,126               $13,449          $13,487
   12/31/96             $13,086               $13,449          $13,430
    1/31/97             $13,083               $13,449          $13,456
    2/28/97             $13,199               $13,449          $13,579
    3/31/97             $13,050               $13,449          $13,398
    4/30/97             $13,147               $13,449          $13,510
    5/31/97             $13,322               $13,449          $13,714
    6/30/97             $13,450               $13,449          $13,860
    7/31/97             $13,754               $13,449          $14,244
    8/31/97             $13,649               $13,449          $14,110

--------------------------------------------------------------------------------
Federal income tax information on distributions: For federal income tax purposes, 99.68% of the total dividends paid by the Fund from net investment income during the year ended August 31, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Marathon Georgia Municipals Fund as of August 31, 1997

INVESTMENT UPDATE

[PHOTO OF CYNTHIA J. CLEMSON APPEARS HERE]
Cynthia J. Clemson
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
 . As Georgia geared up for the 1996 Olympic games, its economy benefited for several years from the activity surrounding the preparations. As a result, gross state product (GSP) increased by more than 5% annually in 1993, 1994 and 1995.

 . During the Olympic year, activity slowed somewhat, and the state's GSP rose
  4.6%. This year the economy is expected to continue growing, albeit at a slower 3% level. Growth in 1998 is also forecast to rise at a 3% pace.

 . The service sector was Georgia's primary beneficiary of the 1996 Olympics, and it slowed considerably when the Games ended. Fortunately, manufacturing picked up in 1996 and is continuing to expand. Construction remains healthy, as are trade, services, and transportation, which all saw growth exceeding 4% in 1996. Government spending has slowed, primarily as a result of defense cutbacks.

Management Discussion
--------------------------------------------------------------------------------
 . Municipal issuance at the state level has been fairly low this past year, and Georgia's municipal market was no exception. As a result, we focused our efforts in sectors where issuance was higher.

 . Two sectors where we found higher issuance were the hospital and industrial development revenue (IDR) areas. IDR bonds tend to provide higher yields and good credit diversification. The hospital bonds we found offer excellent call protection, which enhances their long-term performance.

 . Housing bonds have also offered some value recently, as they offer a yield advantage over revenue bonds. Moreover, they generally involve offering lower prepayment risk because mortgage rates are historically low.

The Fund
--------------------------------------------------------------------------------

 . During the year ended August 31, 1997, the Fund had a total return of 8.2%./1/ This return resulted from an increase in net asset value per share to $10.14 on August 31, 1997 from $9.81 on August 31, 1996, and the reinvestment of $0.455 per share in tax-free dividend income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $10.14 per share, the Fund's distribution rate on August 31, 1997 was 4.49%. The SEC 30-day yield on that date was 4.08%./3/

 . To equal 4.49% in a taxable investment, a couple in the 39.84% combined federal and state tax bracket would need a yield of 7.46%.

Your Investment at Work
--------------------------------------------------------------------------------
                                               [GRAPHIC OF FACTORY APPEARS HERE]

  Cartersville, Georgia Development Authority -- Sewage Facilities Revenue Bonds, Anheuser-Busch Project

 . This industrial development revenue bond provides funding to improve and expand sewage facilities located near the Anheuser-Busch brewery in Cartersville.

 . The bonds are backed by the full faith and credit of Anheuser-Busch
  Companies, Inc., the world's largest brewer of beer.

 . The bonds are rated A1 by Moodys and A+ by Standard & Poor's and are a good example of a higher yielding issue backed by a sound corporate entity.

--------------------------------------------------------------------------------
/1/ This return does not include the maximum 5% contingent deferred sales charge
    (CDSC).
/2/ A portion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax.
/3/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result.
/4/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC Returns reflect contingent deferred sales charge (CDSC), deducted at redemption as follows:
    5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 12/23/91. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. It is not possible to invest directly in the index.
** This figure represents the Fund's performance including applicable contingent deferred sales charge (CDSC).

--------------------------------------------------------------------------------

Fund Information
as of August 31, 1997

Performance/4/
--------------------------------------------------------------------------------


Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                                   8.2%
Five Year                                                                  5.2
Life of Fund (12/23/91)                                                    5.6


SEC Average Annual Total Returns (including applicable contingent deferred sales charge)
--------------------------------------------------------------------------------
One Year                                                                   3.2%
Five Year                                                                  4.8
Life of Fund (12/23/91)                                                    5.4

                           [LINE GRAPH APPEARS HERE]

           Comparison of Change in Value of a $10,000 Investment in
            the Fund vs. the Lehman Brothers Municipal Bond Index*
                From December 31, 1991, through August 31, 1997


                     Lehman Brothers                        EV Marathon Georgia
  Date             Municipal Bond Index      Fund/CDSC**      Municipals Fund
  ----             --------------------      ---------      -------------------
12/31/91                 $10,000               $13,508            $10,000
 1/31/92                 $10,023               $13,508             $9,880
 2/28/92                 $10,026               $13,508             $9,908
 3/31/92                 $10,030               $13,508             $9,886
 4/30/92                 $10,119               $13,508             $9,968
 5/31/92                 $10,238               $13,508            $10,154
 6/30/92                 $10,410               $13,508            $10,374
 7/31/92                 $10,722               $13,508            $10,799
 8/31/92                 $10,618               $13,508            $10,587
 9/30/92                 $10,687               $13,508            $10,585
10/31/92                 $10,582               $13,508            $10,281
11/30/92                 $10,772               $13,508            $10,622
12/31/92                 $10,882               $13,508            $10,751
 1/31/93                 $11,008               $13,508            $10,859
 2/28/93                 $11,406               $13,508            $11,366
 3/31/93                 $11,286               $13,508            $11,155
 4/30/93                 $11,399               $13,508            $11,306
 5/31/93                 $11,463               $13,508            $11,361
 6/30/93                 $11,655               $13,508            $11,553
 7/31/93                 $11,670               $13,508            $11,505
 8/31/93                 $11,913               $13,508            $11,780
 9/30/93                 $12,049               $13,508            $11,919
10/31/93                 $12,072               $13,508            $11,913
11/30/93                 $11,966               $13,508            $11,786
12/31/93                 $12,218               $13,508            $12,054
 1/31/94                 $12,358               $13,508            $12,187
 2/28/94                 $12,038               $13,508            $11,837
 3/31/94                 $11,547               $13,508            $11,198
 4/30/94                 $11,646               $13,508            $11,259
 5/31/94                 $11,746               $13,508            $11,309
 6/30/94                 $11,678               $13,508            $11,194
 7/31/94                 $11,889               $13,508            $11,417
 8/31/94                 $11,930               $13,508            $11,433
 9/30/94                 $11,755               $13,508            $11,237
10/31/94                 $11,546               $13,508            $10,937
11/30/94                 $11,337               $13,508            $10,608
12/31/94                 $11,587               $13,508            $10,901
 1/31/95                 $11,918               $13,508            $11,269
 2/28/95                 $12,265               $13,508            $11,612
 3/31/95                 $12,406               $13,508            $11,726
 4/30/95                 $12,420               $13,508            $11,703
 5/31/95                 $12,816               $13,508            $11,998
 6/30/95                 $12,074               $13,508            $11,802
 7/31/95                 $12,825               $13,508            $11,838
 8/31/95                 $12,987               $13,508            $11,993
 9/30/95                 $13,069               $13,508            $12,089
10/31/95                 $13,259               $13,508            $12,309
11/30/95                 $13,480               $13,508            $12,553
12/31/95                 $13,609               $13,508            $12,687
 1/31/96                 $13,712               $13,508            $12,748
 2/28/96                 $13,619               $13,508            $12,595
 3/31/96                 $13,445               $13,508            $12,390
 4/30/96                 $13,407               $13,508            $12,351
 5/31/96                 $13,402               $13,508            $12,347
 6/30/96                 $13,548               $13,508            $12,476
 7/31/96                 $13,671               $13,508            $12,584
 8/31/96                 $13,668               $13,508            $12,582
 9/30/96                 $13,859               $13,508            $12,787
10/31/96                 $14,015               $13,508            $12,885
11/30/96                 $14,272               $13,508            $13,103
12/31/96                 $14,212               $13,508            $13,049
 1/31/97                 $14,239               $13,508            $13,033
 2/28/97                 $14,369               $13,508            $13,180
 3/31/97                 $14,178               $13,508            $13,013
 4/30/97                 $14,297               $13,508            $13,127
 5/31/97                 $14,512               $13,508            $13,296
 6/30/97                 $14,666               $13,508            $13,375
 7/31/97                 $15,073               $13,508            $13,743
 8/31/97                 $14,931               $13,508            $13,608

--------------------------------------------------------------------------------
Federal income tax information on distributions: For federal income tax purposes, 99.14% of the total dividends paid by the Fund from net investment income during the year ended August 31, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Marathon Kentucky Municipals Fund as of August 31, 1997

INVESTMENT UPDATE

[PHOTO OF NICOLE ANDERES APPEARS HERE]

Nicole Anderes,
Portfolio Manager


The Economy
--------------------------------------------------------------------------------

 . Kentucky's economy slowed in 1996, after posting solid growth the previous four years. The primary causes for the slowdown were declines in the manufacturing and mining sectors. Total payroll employment, which grew 3.2% in 1994 and 2.9% in 1995, grew a more modest 1.7% last year.

 . Economic growth in Kentucky, as measured by gross state product (GSP), was 1.1% in 1996. Within manufacturing, heavy industries such as furniture, transportation equipment, and printing performed well.

 . Non-manufacturing sectors helped buoy the economy as the state continues to diversify its base. The trade, transportation, finance and business services sectors all posted solid gains in 1996. Growth is expected to revive somewhat in 1997 and 1998, with forecasted GSP gains of 2.3% and 2.6%, respectively.

Management Update
--------------------------------------------------------------------------------

 . The Fund's strong performance over the past year resulted from a combination of several positive factors. First, the Fund's coupon "barbell" structure - in which high and low coupon bonds are balanced -- performed well in a generally declining interest rate environment. Second, duration was kept in a targeted range to reduce volatility. Finally, the large portfolio allocation to high-yielding IDBs helped boost total return.

 . During the period, the Fund was restructured by increasing the number of lower-priced bonds, which perform especially well when rates decline, and by improving call protection.

 . With a combination of yield, or high-coupon bonds on the one hand, and lower-priced "performance" bonds on the other, the Fund has a "barbell" structure which provides both income and total return.

The Fund
--------------------------------------------------------------------------------

 . During the year ended August 31, 1997, the Fund had a total return of 9.1%./1/
  This return resulted from an increase in net asset value per share to $10.41 on August 31, 1997 from $9.97 on August 31, 1996, and the reinvestment of $0.451 per share in tax-free dividend income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $10.41 per share, the Fund's distribution rate on August 31, 1997 was 4.42%. The SEC 30-day yield on that date was 3.84%./3/

 . To equal 4.42% in a taxable investment, a couple in the 43.46% combined federal and state tax bracket would need a yield of 7.82%.

Your Investment at Work
--------------------------------------------------------------------------------

  Jefferson County Health Facilities Revenue Bonds -- University of Louisville Medical Center Project

                                        [GRAPHIC OF MEDICAL SYMBOL APPEARS HERE]

 . The proceeds from these bonds -- issued in the summer of 1997 -- will be used to help finance major improvements and renovations at the University of Louisville Medical Center. Areas to be improved include the emergency room, Cancer Center, and the University Health Center.

 . The bonds have good call protection and performance potential, and they carry triple-A ratings from both the Moody's and Standard & Poor's rating services due to their insured status.

--------------------------------------------------------------------------------

/1/ This return does not include the maximum 5% contingent deferred sales charge (CDSC).
/2/ A portion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax.
/3/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result.
/4/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC Returns reflect contingent deferred sales charge (CDSC), deducted at redemption as follows:
    5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
  * Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 12/23/91. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. It is not possible to invest directly in the index.
 ** This figure represents the Fund's performance including applicable contingent deferred sales charge (CDSC).



--------------------------------------------------------------------------------
Fund Information
as of August 31, 1997

Performance/4/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                                   9.1%
Five Year                                                                  5.8
Life of Fund (12/23/91)                                                    6.0
--------------------------------------------------------------------------------


SEC Average Annual Total Returns (including applicable contingent deferred sales charge)
--------------------------------------------------------------------------------
One Year                                                                  4.1%
Five Year                                                                 5.5
Life of Fund (12/23/91)                                                   5.9




           Comparison of Change in Value of a $10,000 Investment in
            the Fund vs. the Lehman Brothers Municipal Bond Index*
                From December 31, 1991, through August 31, 1997


                           [LINE GRAPH APPEARS HERE]


                     Lehman Brothers                        EV Marathon Kentucky
  Date             Municipal Bond Index      Fund/CDSC**      Municipals Fund
  ----             --------------------      ---------      --------------------
12/31/91                 $10,000               $13,839              $10,000
 1/31/92                 $10,023               $13,839               $9,840
 2/28/92                 $10,026               $13,839               $9,919
 3/31/92                 $10,030               $13,839               $9,863
 4/30/92                 $10,119               $13,839               $9,976
 5/31/92                 $10,238               $13,839              $10,160
 6/30/92                 $10,410               $13,839              $10,359
 7/31/92                 $10,722               $13,839              $10,761
 8/31/92                 $10,618               $13,839              $10,527
 9/30/92                 $10,687               $13,839              $10,545
10/31/92                 $10,582               $13,839              $10,261
11/30/92                 $10,772               $13,839              $10,611
12/31/92                 $10,882               $13,839              $10,726
 1/31/93                 $11,008               $13,839              $10,843
 2/28/93                 $11,406               $13,839              $11,328
 3/31/93                 $11,286               $13,839              $11,150
 4/30/93                 $11,399               $13,839              $11,300
 5/31/93                 $11,463               $13,839              $11,377
 6/30/93                 $11,655               $13,839              $11,589
 7/31/93                 $11,670               $13,839              $11,563
 8/31/93                 $11,913               $13,839              $11,782
 9/30/93                 $12,049               $13,839              $11,921
10/31/93                 $12,072               $13,839              $11,938
11/30/93                 $11,966               $13,839              $11,802
12/31/93                 $12,218               $13,839              $12,080
 1/31/94                 $12,358               $13,839              $12,203
 2/28/94                 $12,038               $13,839              $11,832
 3/31/94                 $11,547               $13,839              $11,172
 4/30/94                 $11,646               $13,839              $11,246
 5/31/94                 $11,746               $13,839              $11,343
 6/30/94                 $11,678               $13,839              $11,207
 7/31/94                 $11,889               $13,839              $11,454
 8/31/94                 $11,930               $13,839              $11,471
 9/30/94                 $11,755               $13,839              $11,231
10/31/94                 $11,546               $13,839              $10,921
11/30/94                 $11,337               $13,839              $10,641
12/31/94                 $11,587               $13,839              $10,958
 1/31/95                 $11,918               $13,839              $11,387
 2/28/95                 $12,265               $13,839              $11,756
 3/31/95                 $12,406               $13,839              $11,858
 4/30/95                 $12,420               $13,839              $11,849
 5/31/95                 $12,816               $13,839              $12,218
 6/30/95                 $12,704               $13,839              $11,999
 7/31/95                 $12,825               $13,839              $12,073
 8/31/95                 $12,987               $13,839              $12,229
 9/30/95                 $13,069               $13,839              $12,302
10/31/95                 $13,259               $13,839              $12,535
11/30/95                 $13,480               $13,839              $12,792
12/31/95                 $13,609               $13,839              $12,927
 1/31/96                 $13,712               $13,839              $12,976
 2/28/96                 $13,619               $13,839              $12,812
 3/31/96                 $13,445               $13,839              $12,646
 4/30/96                 $13,407               $13,839              $12,608
 5/31/96                 $13,402               $13,839              $12,605
 6/30/96                 $13,548               $13,839              $12,746
 7/31/96                 $13,671               $13,839              $12,815
 8/31/96                 $13,668               $13,839              $12,774
 9/30/96                 $13,859               $13,839              $12,965
10/31/96                 $14,015               $13,839              $13,076
11/30/96                 $14,272               $13,839              $13,254
12/31/96                 $14,212               $13,839              $13,239
 1/31/97                 $14,239               $13,839              $13,274
 2/28/97                 $14,369               $13,839              $13,407
 3/31/97                 $14,178               $13,839              $13,267
 4/30/97                 $14,297               $13,839              $13,354
 5/31/97                 $14,512               $13,839              $13,534
 6/30/97                 $14,666               $13,839              $13,679
 7/31/97                 $15,073               $13,839              $14,034
 8/31/97                 $14,931               $13,839              $13,939

--------------------------------------------------------------------------------
Federal income tax information on distributions: For federal income tax purposes, 99.70% of the total dividends paid by the Fund from net investment during the year ended August 31, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Marathon Louisiana Municipals Fund as of August 31, 1997

INVESTMENT UPDATE

[PHOTO OF ROBERT B. MACINTOSH APPEARS HERE]
Robert B. MacIntosh,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------

 . Louisiana's economy has slowed in the past few years, but the outlook is still brighter than it was during the 1980s. In the last decade, the state's population showed virtually no increase. Thus far in the 1990s, it has increased at a modest, but significant, 0.5% annually.

 . Louisiana's population increase indicates that the state's economy is indeed becoming more diversified. Gross state product (GSP), the primary measure of economic growth, increased 1.3% in 1996. GSP growth is expected to drop slightly to 1% for 1997 but then rise to 2% in 1998.

 . Several economic sectors showed strength in 1996. The oil and gas extraction industries recovered from a difficult year in 1995, helping to boost personal incomes. Durable goods, including fabricated metals, electronics, and transportation equipment, all posted solid gains last year. Business services led the service sector with growth of 4.4%.

Management Update
--------------------------------------------------------------------------------

 . The past year has generally been a positive and fairly quiet period for the municipal market overall and in Louisiana. Municipals outperformed Treasuries in the early part of the 12-month period, then underperformed; they are now trading at their historically normal range.

 . As the Fund has aged, we have been looking for new issues to complement the existing high-coupon bonds. While these are good for income, they lack the upside potential we would like. Recently we added some zero coupon bonds, which gives the Fund the performance upside that it needed.

 . The state has quite a few industrial revenue bonds, and, as a result, so does the Fund. We have added some hospital issues to bring increased diversity.

The Fund
--------------------------------------------------------------------------------

 . During the year ended August 31, 1997, the Fund had a total return of 8.5%./1/
  This return resulted from an increase in net asset value per share to $10.31 on August 31, 1997 from $9.96 on August 31, 1996, and the reinvestment of $0.482 per share in tax-free dividend income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $10.31 per share, the Fund's distribution rate on August 31, 1997 was 4.68%. The SEC 30-day yield on that date was 4.32%./3/

 . To equal 4.68% in a taxable investment, a couple in the 39.84% combined federal and state tax bracket would need a yield of 7.78%.

Your Investment at Work
--------------------------------------------------------------------------------

  State of Louisiana - Orleans Levee District Levee Improvement and Public Improvement Bonds

[GRAPHIC OF MASONRY APPEARS HERE]

 . The Orleans Levee District is responsible for the construction and maintenance of levees, seawalls, and other hurricane and flood protection structures surrounding the city of New Orleans.

 . This bond issue helped finance a major capital improvement program designed to enhance the District's existing system of protection from 100-year floods.

 . The bonds carry triple-A ratings from both the Standard & Poor's and Moody's rating services.

--------------------------------------------------------------------------------
/1/ This return does not include the maximum 5% contingent deferred sales charge (CDSC).
/2/ A portion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax.
/3/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result.
/4/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC Returns reflect contingent deferred sales charge (CDSC), deducted at redemption as follows:
     5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 10/2/92. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. It is not possible to invest directly in the index.
** This figure represents the Fund's performance including applicable contingent deferred sales charge (CDSC).

--------------------------------------------------------------------------------

Fund Information
as of August 31, 1997


Performance/4/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                                   8.5%
Life of Fund (10/2/92)                                                     6.1


SEC Average Annual Total Returns (including applicable contingent deferred sales charge)
--------------------------------------------------------------------------------
One Year                                                                   3.5%
Life of Fund (10/2/92)                                                     5.8

           Comparison of Change in Value of a $10,000 Investment in
            the Fund vs. the Lehman Brothers Municipal Bond Index*
                From October 31, 1992, through August 31, 1997

                           [LINE GRAPH APPEARS HERE]

                     EV Marathon                                   Lehman Brothers
                      Louisiana                                       Municipal
  Date             Municipals Fund             Fund/CDSC**           Bond Index
--------           ---------------             ---------           ---------------
10/31/92                $10,000                 $13,540                 $10,000
11/30/92                $10,439                 $13,540                 $10,179
12/31/92                $10,601                 $13,540                 $10,283
 1/31/93                $10,778                 $13,540                 $10,403
 2/28/93                $11,303                 $13,540                 $10,779
 3/31/93                $11,160                 $13,540                 $10,665
 4/30/93                $11,307                 $13,540                 $10,773
 5/31/93                $11,382                 $13,540                 $10,833
 6/30/93                $11,613                 $13,540                 $11,014
 7/31/93                $11,578                 $13,540                 $11,028
 8/31/93                $11,881                 $13,540                 $11,258
 9/30/93                $12,051                 $13,540                 $11,386
10/31/93                $12,047                 $13,540                 $11,408
11/30/93                $11,905                 $13,540                 $11,308
12/31/93                $12,219                 $13,540                 $11,546
 1/31/94                $12,364                 $13,540                 $11,678
 2/28/94                $11,912                 $13,540                 $11,376
 3/31/94                $11,165                 $13,540                 $10,913
 4/30/94                $11,264                 $13,540                 $11,005
 5/31/94                $11,409                 $13,540                 $11,100
 6/30/94                $11,267                 $13,540                 $11,036
 7/31/94                $11,514                 $13,540                 $11,235
 8/31/94                $11,501                 $13,540                 $11,274
 9/30/94                $11,268                 $13,540                 $11,108
10/31/94                $10,954                 $13,540                 $10,911
11/30/94                $10,647                 $13,540                 $10,714
12/31/94                $10,963                 $13,540                 $10,950
 1/31/95                $11,378                 $13,540                 $11,263
 2/28/95                $11,767                 $13,540                 $11,590
 3/31/95                $11,848                 $13,540                 $11,723
 4/30/95                $11,817                 $13,540                 $11,737
 5/31/95                $12,065                 $13,540                 $12,112
 6/30/95                $11,864                 $13,540                 $12,006
 7/31/95                $11,952                 $13,540                 $12,119
 8/31/95                $12,085                 $13,540                 $12,273
 9/30/95                $12,172                 $13,540                 $12,351
10/31/95                $12,393                 $13,540                 $12,530
11/30/95                $12,613                 $13,540                 $12,739
12/31/95                $12,762                 $13,540                 $12,861
 1/31/96                $12,777                 $13,540                 $12,958
 2/28/96                $12,580                 $13,540                 $12,870
 3/31/96                $12,393                 $13,540                 $12,706
 4/30/96                $12,395                 $13,540                 $12,670
 5/31/96                $12,446                 $13,540                 $12,665
 6/30/96                $12,564                 $13,540                 $12,803
 7/31/96                $12,686                 $13,540                 $12,919
 8/31/96                $12,661                 $13,540                 $12,916
 9/30/96                $12,867                 $13,540                 $13,097
10/31/96                $12,993                 $13,540                 $13,245
11/30/96                $13,199                 $13,540                 $13,487
12/31/96                $13,162                 $13,540                 $13,430
 1/31/97                $13,175                 $13,540                 $13,456
 2/28/97                $13,284                 $13,540                 $13,579
 3/31/97                $13,161                 $13,540                 $13,398
 4/30/97                $13,238                 $13,540                 $13,510
 5/31/97                $13,382                 $13,540                 $13,714
 6/30/97                $13,490                 $13,540                 $13,860
 7/31/97                $13,858                 $13,540                 $14,244
 8/31/97                $13,740                 $13,540                 $14,110

--------------------------------------------------------------------------------
Federal income tax information on distributions: For federal income tax purposes, 99.76% of the total dividends paid by the Fund from net investment income during the year ended August 31, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Marathon Maryland Municipals Fund as of August 31, 1997

INVESTMENT UPDATE

[PHOTO OF TIMOTHY T. BROWSE APPEARS HERE]

Timothy T. Browse,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------

 . Maryland's economy benefits from a diversified base, sound financial operations, and modest debt levels. Employment has been increasing at a 2% annual rate, a healthy increase over the 1.1% growth logged in 1996.

 . Thus far in 1997, Maryland's strengths have been in construction, services, trade, and government. Manufacturing and FIRE (finance, insurance and real estate) are down somewhat. Personal income growth lags the nation, but the state still ranks sixth in the nation on a per capita basis.

 . Maryland's state finances are healthy and reflect its strengthening economy.
  The state produced an estimated operating surplus of $80 million last year, bringing its reserves to roughly $675 million. After the 1997-1998 fiscal year, reserves are expected to drop somewhat to $529 million. In addition, a 10% income tax cut will be phased in over the next five years.

Management Update
--------------------------------------------------------------------------------

 . This has been a generally positive year for the bond market, with favorable returns overall. However, the market has been increasingly volatile. Quarterly price swings often resulted from whether or not economic data confirmed or negated the so-called "new economy paradigm," which states, in part, that productivity gains allow growth to continue with low inflation.

 . In Maryland, we have reduced our heavy exposure to the hospital sector and diversified into other areas. Strong demand for hospital bonds has enabled us to sell selectively at advantageous prices.

 . Our goal has been to structure the portfolio into two main components: one which is high quality, insured, and will provide upside performance; and another which is higher yielding and provides income and stability in a down market.

The Fund
--------------------------------------------------------------------------------

 . During the year ended August 31, 1997, the Fund had a total return of 8.6%./1/
  This return resulted from an increase in net asset value per share to $10.71 on August 31, 1997 from $10.30 on August 31, 1996, and the reinvestment of $0.462 per share in tax-free dividend income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $10.71 per share, the Fund's distribution rate on August 31, 1997 was 4.31%. The SEC 30-day yield on that date was 3.88%./3/

 . To equal 4.31% in a taxable investment, a couple in the 41.12% combined federal and state tax bracket would need a yield of 7.32%.

Your Investment at Work
--------------------------------------------------------------------------------

  Maryland Energy Financing Administration Cogeneration Revenue Bonds - Warrior Run Project

[GRAPHIC OF POWER LINE APPEARS HERE]

 . This bond issue helped pay for the construction and ongoing operation of the 180-megawatt, coal-fired electric cogeneration facility located near Cumberland, Maryland. The bonds carry a high coupon and exemplify the stable, income-producing component of the Portfolio.

 . The project included a transmission line and carbon dioxide production facility and was constructed jointly by Raytheon Engineers & Constructors, Inc. and Combustion Engineering, Inc.

--------------------------------------------------------------------------------
/1/ This return does not include the maximum 5% contingent deferred sales charge (CDSC).

/2/ A portion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax.

/3/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result.

/4/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC Returns reflect contingent deferred sales charge (CDSC), deducted at redemption as follows: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 2/3/92. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. It is not possible to invest directly in the index.

**This figure represents the Fund's performance including applicable contingent deferred sales charge (CDSC).
--------------------------------------------------------------------------------

Fund Information
as of August 31, 1997

Performance/4/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                                   8.6%
Five Year                                                                  5.9
Life of Fund (2/3/92)                                                      6.4


SEC Average Annual Total Returns (including applicable contingent deferred sales charge)
--------------------------------------------------------------------------------
One Year                                                                   3.6%
Five Year                                                                  5.5
Life of Fund (2/3/92)                                                      6.3


           Comparison of Change in Value of a $10,000 Investment in
            the Fund vs. the Lehman Brothers Municipal Bond Index*
                From February 28, 1992, through August 31, 1997

                           [LINE GRAPH APPEARS HERE]



                      EV Marathon                                       Lehman
                       Maryland                                        Brothers
                       Municipals                                     Municipal
  Date                    Fund                  Fund/CDSC             Bond Index
--------              -----------               ---------             ----------
 2/28/92                $10,000                 $14,049                 $10,000
 3/31/92                $ 9,999                 $14,049                 $10,003
 4/30/92                $10,098                 $14,049                 $10,093
 5/31/92                $10,238                 $14,049                 $10,212
 6/30/92                $10,432                 $14,049                 $10,383
 7/31/92                $10,871                 $14,049                 $10,694
 8/31/92                $10,648                 $14,049                 $10,590
 9/30/92                $10,676                 $14,049                 $10,659
10/31/92                $10,320                 $14,049                 $10,554
11/30/92                $10,665                 $14,049                 $10,743
12/31/92                $10,830                 $14,049                 $10,853
 1/31/93                $10,987                 $14,049                 $10,979
 2/28/93                $11,434                 $14,049                 $11,376
 3/31/93                $11,277                 $14,049                 $11,256
 4/30/93                $11,425                 $14,049                 $11,370
 5/31/93                $11,500                 $14,049                 $11,433
 6/30/93                $11,721                 $14,049                 $11,625
 7/31/93                $11,674                 $14,049                 $11,640
 8/31/93                $11,946                 $14,049                 $11,882
 9/30/93                $12,128                 $14,049                 $12,018
10/31/93                $12,134                 $14,049                 $12,041
11/30/93                $11,966                 $14,049                 $11,934
12/31/93                $12,258                 $14,049                 $12,186
 1/31/94                $12,402                 $14,049                 $12,326
 2/28/94                $12,003                 $14,049                 $12,006
 3/31/94                $11,252                 $14,049                 $11,517
 4/30/94                $11,281                 $14,049                 $11,615
 5/31/94                $11,401                 $14,049                 $11,716
 6/30/97                $11,279                 $14,049                 $11,647
 7/31/94                $11,535                 $14,049                 $11,858
 8/31/94                $11,576                 $14,049                 $11,899
 9/30/94                $11,328                 $14,049                 $11,724
10/31/94                $11,011                 $14,049                 $11,516
11/30/94                $10,678                 $14,049                 $11,307
12/31/94                $11,049                 $14,049                 $11,556
 1/31/95                $11,449                 $14,049                 $11,887
 2/28/95                $11,894                 $14,049                 $12,232
 3/31/95                $12,007                 $14,049                 $12,373
 4/30/95                $11,974                 $14,049                 $12,388
 5/31/95                $12,361                 $14,049                 $12,783
 6/30/95                $12,087                 $14,049                 $12,671
 7/31/95                $12,184                 $14,049                 $12,791
 8/31/95                $12,352                 $14,049                 $12,953
 9/30/95                $12,426                 $14,049                 $13,035
10/31/95                $12,682                 $14,049                 $13,225
11/30/95                $12,963                 $14,049                 $13,444
12/31/95                $13,134                 $14,049                 $13,574
 1/31/96                $13,235                 $14,049                 $13,676
 2/28/96                $13,051                 $14,049                 $13,584
 3/31/96                $12,839                 $14,049                 $13,410
 4/30/96                $12,804                 $14,049                 $13,372
 5/31/96                $12,791                 $14,049                 $13,367
 6/30/96                $12,919                 $14,049                 $13,513
 7/31/96                $13,039                 $14,049                 $13,635
 8/31/96                $13,024                 $14,049                 $13,632
 9/30/96                $13,240                 $14,049                 $13,822
10/31/96                $13,337                 $14,049                 $13,979
11/30/96                $13,553                 $14,049                 $14,235
12/31/96                $13,501                 $14,049                 $14,175
 1/31/97                $13,486                 $14,049                 $14,201
 2/28/97                $13,618                 $14,049                 $14,332
 3/31/97                $13,429                 $14,049                 $14,141
 4/30/97                $13,555                 $14,049                 $14,259
 5/31/97                $13,748                 $14,049                 $14,474
 6/30/97                $13,879                 $14,049                 $14,628
 7/31/97                $14,243                 $14,049                 $15,033
 8/31/97                $14,149                 $14,049                 $14,892


--------------------------------------------------------------------------------
Federal income tax information on distributions: For federal income tax purposes, 99.70% of the total dividends paid by the Fund from net investment income during the year ended August 31, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Marathon Missouri Municipals Fund as of August 31, 1997

INVESTMENT UPDATE

[PHOTO OF CYNTHIA J. CLEMSON APPEARS HERE]
Cynthia J. Clemson,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
 . Missouri is fortunate to have a diversified economy, with strengths in manufacturing, telecommunications, high technology, retail and health care.

 . Missouri's economic strength is reflected in personal income, which grew an average of 5.9% over the past two years and is expected to grow by 4.4% this year. Annual employment growth has recently been in excess of 4%.

 . Examples of Missouri's strong economy can be found in several industries.
  Kansas City has attracted Gateway 2000 and Electronic Data Systems - leaders in the computer industry - which are planning major expansions over the next few years.

 . In telecommunications, over 1000 new jobs will result from a joint venture led by Sprint Corp. and Telecommunications, Inc. In manufacturing, the state has large employers in the Big Three automakers and the military aircraft division of Boeing/McDonnell Douglas.

Management Update
--------------------------------------------------------------------------------
 . Municipal issuance at the state level has been fairly low this past year, and Missouri's municipal market was no exception. As a result, we focused our efforts in sectors where issuance was higher.

 . One sector where we found higher issuance was in industrial development revenue (IDR) bonds. IDRs tend to provide higher yields and are a good way to diversify the holdings. We also continually seek discount bonds, which perform well in a market rally.

 . St. Louis has been emerging from a difficult financial situation, and several holdings in the Fund backed by St. Louis-based entities will continue to benefit. One indicator of St. Louis's recovery was its refunding of a convention center issue.

The Fund
--------------------------------------------------------------------------------
 . During the year ended August 31, 1997, the Fund had a total return of 9.4%./1/
  This return resulted from an increase in net asset value per share to $11.01 on August 31, 1997 from $10.51 on August 31, 1996, and the reinvestment of $0.471 per share in tax-free dividend income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $11.01 per share, the Fund's distribution rate on August 31, 1997 was 4.28%. The SEC 30-day yield on that date was 4.18%./3/

 . To equal 4.28% in a taxable investment, a couple in the 39.84% combined federal and state tax bracket would need a yield of 7.11%.

Your Investment at Work
--------------------------------------------------------------------------------
  Kansas City Industrial Development
  Authority -- Air Cargo Facility Senior
  Revenue Bonds

[GRAPHIC OF AIRPLANE APPEARS HERE]

 . The proceeds from this bond issue financed a major renovation and construction project at the Kansas City International Airport in Kansas City, Missouri.

 . The project included renovating a 60,000 square foot air cargo warehouse and constructing a 180,300 square foot aircraft parking ramp and 50,000 square feet of additional aircraft taxi lanes.

 . The bonds are an excellent example of a high-yielding Portfolio component providing an essential municipal service to the residents of Kansas City.
--------------------------------------------------------------------------------
/1/ This return does not include the maximum 5% contingent deferred sales charge (CDSC).
/2/ A portion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax.
/3/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result.
/4/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC Returns reflect contingent deferred sales charge (CDSC), deducted at redemption as follows:
    5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 5/1/92. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. It is not possible to invest directly in the index.
** This figure represents the Fund's performance including applicable contingent deferred sales charge (CDSC).

--------------------------------------------------------------------------------

Fund Information
as of August 31, 1997


Performance/4/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                                   9.4%
Five Year                                                                  6.3
Life of Fund (5/1/92)                                                      7.1


SEC Average Annual Total Returns (including applicable contingent deferred sales charge)
--------------------------------------------------------------------------------
One Year                                                                   4.4%
Five Year                                                                  6.0
Life of Fund (5/1/92)                                                      6.9

                           [LINE GRAPH APPEARS HERE]

           Comparison of Change in Value of a $10,000 investment in
            the Fund vs. the Lehman Brothers Municipal Bond Index*
                  From May 31, 1992, through August 31, 1997


                 EV Marathon                                Lehman Brothers
                  Missouri                                      Municipal
  Date         Municipals Fund          Fund/CDSC**            Bond Index
 5/31/92           $10,000               $14,150                $10,000
 6/30/92           $10,245               $14,150                $10,168
 7/31/92           $10,635               $14,150                $10,473
 8/31/92           $10,480               $14,150                $10,370
 9/30/92           $10,528               $14,150                $10,438
10/31/92           $10,192               $14,150                $10,336
11/30/92           $10,593               $14,150                $10,521
12/31/92           $10,722               $14,150                $10,628
 1/31/93           $10,857               $14,150                $10,752
 2/28/93           $11,379               $14,150                $11,141
 3/31/93           $11,259               $14,150                $11,023
 4/30/93           $11,395               $14,150                $11,134
 5/31/93           $11,481               $14,150                $11,197
 6/30/93           $11,679               $14,150                $11,384
 7/31/93           $11,645               $14,150                $11,398
 8/31/93           $11,913               $14,150                $11,636
 9/30/93           $12,071               $14,150                $11,769
10/31/93           $12,057               $14,150                $11,791
11/30/93           $11,894               $14,150                $11,687
12/31/93           $12,175               $14,150                $11,934
 1/31/94           $12,317               $14,150                $12,070
 2/28/94           $11,938               $14,150                $11,758
 3/31/94           $11,236               $14,150                $11,279
 4/30/94           $11,276               $14,150                $11,374
 5/31/94           $11,395               $14,150                $11,473
 6/30/94           $11,310               $14,150                $11,406
 7/31/94           $11,540               $14,150                $11,612
 8/31/94           $11,548               $14,150                $11,652
 9/30/94           $11,307               $14,150                $11,481
10/31/94           $10,997               $14,150                $11,277
11/30/94           $10,683               $14,150                $11,073
12/31/94           $11,037               $14,150                $11,317
 1/31/95           $11,477               $14,150                $11,641
 2/28/95           $11,892               $14,150                $11,979
 3/31/95           $11,981               $14,150                $12,117
 4/30/95           $11,996               $14,150                $12,131
 5/31/95           $12,425               $14,150                $12,518
 6/30/95           $12,226               $14,150                $12,409
 7/31/95           $12,275               $14,150                $12,526
 8/31/95           $12,451               $14,150                $12,685
 9/30/95           $12,523               $14,150                $12,765
10/31/95           $12,749               $14,150                $12,951
11/30/95           $13,024               $14,150                $13,166
12/31/95           $13,180               $14,150                $13,292
 1/31/96           $13,266               $14,150                $13,393
 2/28/96           $13,085               $14,150                $13,302
 3/31/96           $12,828               $14,150                $13,132
 4/30/96           $12,781               $14,150                $13,095
 5/31/96           $12,780               $14,150                $13,090
 6/30/96           $12,918               $14,150                $13,233
 7/31/96           $13,049               $14,150                $13,353
 8/31/96           $13,023               $14,150                $13,350
 9/30/96           $13,248               $14,150                $13,536
10/31/96           $13,382               $14,150                $13,689
11/30/96           $13,607               $14,150                $13,940
12/31/96           $13,544               $14,150                $13,881
 1/31/97           $13,543               $14,150                $13,907
 2/28/97           $13,699               $14,150                $14,035
 3/31/97           $13,502               $14,150                $13,848
 4/30/97           $13,613               $14,150                $13,964
 5/31/97           $13,829               $14,150                $14,174
 6/30/97           $13,958               $14,150                $14,325
 7/31/97           $14,367               $14,150                $14,722
 8/31/97           $14,250               $14,150                $14,584

--------------------------------------------------------------------------------
Federal income tax information on distributions: For federal income tax purposes, 99.23% of the total dividends paid by the Fund from net investment income during the year ended August 31, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Marathon North Carolina Municipals Fund as of August 31, 1997
INVESTMENT UPDATE

[PHOTOGRAPH OF ROBERT B. MACINTOSH APPEARS HERE]

Robert B. MacIntosh,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
 . North Carolina boasts one of the most dynamic economies in the southeastern
  U.S., thanks to a business-friendly political climate, an educated workforce, and an increasing population. The economy's diversity is another positive factor.

 . After several years of solid growth, North Carolina's economy slowed somewhat in 1996 as its manufacturing sector declined. Nevertheless, gross state product (GSP) increased 2.7% last year, and a rebound in manufacturing in 1997 will bring GSP growth to the 4% level, according to estimates. GSP is expected to increase 4% in 1998 as well.

 . Strong sectors include financial services, which grew 5.5% in 1996 and is led by a thriving banking industry, and tourism, which also had a good year in 1996. Government spending remains strong, as the state has been spared much of the military downsizing afflicting other states in the region.

Management Update
--------------------------------------------------------------------------------
 . The past year has generally been a positive and fairly quiet period for the municipal market overall. Municipals outperformed Treasuries in the early part of the 12-month period, then underperformed; they are now trading within their historically normal range.

 . North Carolina is fortunate to have a large number of high-quality bonds -- both in the secondary and new issue markets. There are also quite a few hospital bonds, which is reflected in their large percentage in the Fund.

 . To increase performance, we have added zero coupon bonds. We have also swapped out of bonds with shorter calls into longer-call bonds -- this should also enhance the Fund's performance.

The Fund
--------------------------------------------------------------------------------
 . During the year ended August 31, 1997, the Fund had a total return of 8.5%./1/
  This return resulted from an increase in net asset value per share to $10.34 on August 31, 1997 from $9.97 on August 31, 1996, and the reinvestment of $0.460 per share in tax-free dividend income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $10.34 per share, the Fund's distribution rate on August 31, 1997 was 4.45%. The SEC 30-day yield on that date was 3.98%./3/

 . To equal 4.45% in a taxable investment, a couple in the 40.96% combined federal and state tax bracket would need a yield of 7.54%.

Your Investment at Work
--------------------------------------------------------------------------------
[GRAPHIC OF MEDICAL SYMBOL APPEARS HERE]

  County of Pitt, North Carolina -- Pitt County Memorial Hospital Revenue Bonds

 . This bond issue helped finance significant construction projects at the Pitt
  County Memorial Hospital, a 711-bed facility serving 29 eastern North Carolina counties. The hospital is affiliated with the East Carolina University School of Medicine, which is adjacent to the hospital.

 . Improvements included constructing and equipping a new support services building and an expansion to the hospital's rehabilitation facilities, and equipping and renovating the hospital's diagnostic, nursing and information services departments.

--------------------------------------------------------------------------------
/1/ This return does not include the maximum 5% contingent deferred sales charge (CDSC).
/2/ A portion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax.
/3/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result.
/4/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC Returns reflect contingent deferred sales charge (CDSC), deducted at redemption as follows:
     5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 10/23/91. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. It is not possible to invest directly in the index.

** This figure represents the Fund's performance including applicable contingent deferred sales charge (CDSC).

Fund Information
as of August 31, 1997

Performance/4/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                        8.5%
Five Year                                                       5.2
Life of Fund (10/23/91)                                         5.9

SEC Average Annual Total Returns (including applicable
contingent deferred sales charge)
--------------------------------------------------------------------------------
One Year                                                        3.5%
Five Year                                                       4.8
Life of Fund (10/23/91)                                         5.8

Comparison of Change in Value of a $10,000 Investment in the Fund vs. the Lehman Brothers Municipal Bond Index From October 31, 1991 through August 31, 1997

                           [LINE GRAPH APPEARS HERE]

EV Marathon North Carolina Municipals Fund vs. Lehman Brothers 7-Year Municipal Bond Index





                                                 Lehman
               EV Marathon                      Brothers
               North Carolina                 Municipal Bond
  Date         Municipal Fund   Fund/CDSC        Index
--------       --------------   ---------     --------------
10/31/91        $10,000         $13,854         $10,000
11/30/91         $9,920         $13,854         $10,028
12/31/91        $10,226         $13,854         $10,243
 1/31/92        $10,208         $13,854         $10,266
 2/28/92        $10,217         $13,854         $10,270
 3/31/92        $10,214         $13,854         $10,273
 4/30/92        $10,307         $13,854         $10,365
 5/31/92        $10,474         $13,854         $10,487
 6/30/92        $10,695         $13,854         $10,663
 7/31/92        $11,111         $13,854         $10,983
 8/31/92        $10,845         $13,854         $10,876
 9/30/92        $10,843         $13,854         $10,947
10/31/92        $10,525         $13,854         $10,839
11/30/92        $10,899         $13,854         $11,033
12/31/92        $11,052         $13,854         $11,146
 1/31/93        $11,171         $13,854         $11,276
 2/28/93        $11,606         $13,854         $11,683
 3/31/93        $11,426         $13,854         $11,560
 4/30/93        $11,567         $13,854         $11,676
 5/31/93        $11,634         $13,854         $11,742
 6/30/93        $11,827         $13,854         $11,938
 7/31/93        $11,790         $13,854         $11,954
 8/31/93        $12,089         $13,854         $12,203
 9/30/93        $12,219         $13,854         $12,342
10/31/93        $12,192         $13,854         $12,366
11/30/93        $12,043         $13,854         $12,256
12/31/93        $12,321         $13,854         $12,515
 1/31/94        $12,468         $13,854         $12,658
 2/28/94        $12,107         $13,854         $12,330
 3/31/94        $11,445         $13,854         $11,828
 4/30/94        $11,497         $13,854         $11,929
 5/31/94        $11,573         $13,854         $12,032
 6/30/94        $11,449         $13,854         $11,962
 7/31/94        $11,651         $13,854         $12,178
 8/31/94        $11,681         $13,854         $12,220
 9/30/94        $11,488         $13,854         $12,041
10/31/94        $11,188         $13,854         $11,827
11/30/94        $10,849         $13,854         $11,613
12/31/94        $11,180         $13,854         $11,868
 1/31/95        $11,577         $13,854         $12,208
 2/28/95        $11,947         $13,854         $12,563
 3/31/95        $12,064         $13,854         $12,707
 4/30/95        $12,042         $13,854         $12,722
 5/31/95        $12,341         $13,854         $13,128
 6/30/95        $12,122         $13,854         $13,013
 7/31/95        $12,160         $13,854         $13,136
 8/31/95        $12,269         $13,854         $13,303
 9/30/95        $12,354         $13,854         $13,387
10/31/95        $12,626         $13,854         $13,582
11/30/95        $12,911         $13,854         $13,807
12/31/95        $13,047         $13,854         $13,940
 1/31/96        $13,085         $13,854         $14,045
 2/28/96        $12,920         $13,854         $13,950
 3/31/96        $12,715         $13,854         $13,772
 4/30/96        $12,715         $13,854         $13,733
 5/31/96        $12,700         $13,854         $13,728
 6/30/96        $12,805         $13,854         $13,878
 7/31/96        $12,889         $13,854         $14,003
 8/31/96        $12,861         $13,854         $14,000
 9/30/96        $13,068         $13,854         $14,196
10/31/96        $13,167         $13,854         $14,356
11/30/96        $13,387         $13,854         $14,619
12/31/96        $13,308         $13,854         $14,557
 1/31/97        $13,305         $13,854         $14,585
 2/28/97        $13,413         $13,854         $14,719
 3/31/97        $13,233         $13,854         $14,522
 4/30/97        $13,348         $13,854         $14,644
 5/31/97        $13,558         $13,854         $14,865
 6/30/97        $13,692         $13,854         $15,023
 7/31/97        $14,130         $13,854         $15,439
 8/31/97        $13,954         $13,854         $15,294

--------------------------------------------------------------------------------
Federal income tax information on distributions: For federal income tax purposes, 97.56% of the total dividends paid by the Fund from net investment income during the year ended August 31, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Marathon Oregon Municipals Fund as of August 31, 1997

INVESTMENT UPDATE


[PHOTO OF THOMAS M. METZOLD APPEARS HERE]
Thomas M. Metzold,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------

 . Oregon's economy has reflected that of the U.S., with strong growth accompanied by low unemployment. As the state has become less dependent on the timber industry and has benefited from an in-migration of new residents from California, its employment has increased significantly.

 . Most of Oregon's new jobs have been in the nonmanufacturing and service sectors, which grew 4.2% and 6% in 1996, respectively. The service sector now accounts for over 26% of nonagricultural employment.

 . Oregon has seen a surge in high-technology jobs, due to its attractive geography for locating facilities and an abundant water supply, which is necessary for the manufacture of computer chips. High-technology accounted for 17.6% of total manufacturing employment in early 1997.

Management Update
--------------------------------------------------------------------------------

 . The bond market has provided investors with solid returns over the past year, as people have become more comfortable with the "Goldilocks economy"--i.e., growth which is neither too fast nor too slow. With the tremendous run-up in equity prices, the case for municipal bonds remains as strong as ever.

 . Oregon voters recently passed Measure 50, which will limit growth of property taxes but will ensure that vital services are still funded by the government. This should not have a major impact on the state's bonds, but we will continue to diversify to minimize any potential impact down the road.

 . Our diversification strategy aims to steer away from the largest segment of Oregon's municipal bond market--namely, GOs and single family housing bonds. We have had success with multi-family housing bonds, which offer better call protection and total return potential than single family housing bonds.

The Fund
--------------------------------------------------------------------------------

 . During the year ended August 31, 1997, the Fund had a total return of 7.2%./1/ This return resulted from an increase in net asset value per share to $10.51 on August 31, 1997 from $10.24 on August 31, 1996, and the reinvestment of $0.452 per share in tax-free dividend income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $10.51 per share, the Fund's distribution rate on August 31, 1997 was 4.30%. The SEC 30-day yield on that date was 3.94%./3/

 . To equal 4.30% in a taxable investment, a couple in the 41.76% combined federal and state tax bracket would need a yield of 7.38%.

Your Investment at Work
--------------------------------------------------------------------------------

                        [RAILROAD GRAPHIC APPEARS HERE]

   Oregon Department of Transportation--Regional Light Rail Extension Construction Fund Revenue Bonds

 . This issue will finance the construction of the Westside light rail extension project, which will extend Portland's light rail system into the city's western suburbs by 18 miles. It will connect with the existing light rail system, which extends 15 miles to Portland's eastern suburbs.

 . The bonds will be funded by federal, state, and local governments. A portion of the state's share will be backed by the Oregon Lottery.

--------------------------------------------------------------------------------

/1/ This return does not include the maximum 5% contingent deferred sales charge (CDSC).

/2/ A portion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax.

/3/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result.

/4/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC Returns reflect contingent deferred sales charge (CDSC), deducted at redemption as follows:
     5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 12/24/91. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. It is not possible to invest directly in the index.

** This figure represents the Fund's performance including applicable contingent deferred sales charge (CDSC).

--------------------------------------------------------------------------------
Fund Information
as of August 31, 1997

Performance/4/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                                   7.2%
Five Year                                                                  5.6
Life of Fund (12/24/91)                                                    6.1

SEC Average Annual Total Returns (including applicable contingent deferred sales charge)
--------------------------------------------------------------------------------
One Year                                                                   2.2%
Five Year                                                                  5.3
Life of Fund (12/24/91)                                                    6.0
--------------------------------------------------------------------------------

Comparison of Change in Value of a $10,000 Investment in the Fund vs. the Lehman Brothers Municipal Bond Index(TM) From December 31, 1991, through August 31, 1997

                       EV Marathon          Fund/           Lehman Brothers
                         Oregon       Contingent Deferred       Municipal
     Date              Mutuals Fund      Sales Charge          Bond Index
--------------------------------------------------------------------------------
   12/31/91              $10,000            $13,910            $10,000
    1/31/92               $9,990            $13,910            $10,023
    2/28/92              $10,054            $13,910            $10,026
    3/31/92              $10,028            $13,910            $10,030
    4/30/92              $10,148            $13,910            $10,119
    5/31/92              $10,331            $13,910            $10,238
    6/30/92              $10,506            $13,910            $10,410
    7/31/92              $10,866            $13,910            $10,722
    8/31/92              $10,682            $13,910            $10,618
    9/30/92              $10,710            $13,910            $10,687
   10/31/92              $10,404            $13,910            $10,582
   11/30/92              $10,772            $13,910            $10,772
   12/31/92              $10,943            $13,910            $10,882
    1/31/93              $11,102            $13,910            $11,008
    2/28/93              $11,551            $13,910            $11,406
    3/31/93              $11,469            $13,910            $11,286
    4/30/93              $11,586            $13,910            $11,399
    5/31/93              $11,662            $13,910            $11,463
    6/30/93              $11,874            $13,910            $11,655
    7/31/93              $11,903            $13,910            $11,670
    8/31/93              $12,165            $13,910            $11,913
    9/30/93              $12,259            $13,910            $12,049
   10/31/93              $12,254            $13,910            $12,072
   11/30/93              $12,128            $13,910            $11,966
   12/31/93              $12,405            $13,910            $12,218
    1/31/94              $12,562            $13,910            $12,358
    2/28/94              $12,192            $13,910            $12,038
    3/31/94              $11,488            $13,910            $11,547
    4/30/94              $11,539            $13,910            $11,646
    5/31/94              $11,625            $13,910            $11,746
    6/30/94              $11,502            $13,910            $11,678
    7/31/94              $11,714            $13,910            $11,889
    8/31/94              $11,743            $13,910            $11,930
    9/30/94              $11,481            $13,910            $11,755
   10/31/94              $11,171            $13,910            $11,546
   11/30/94              $10,857            $13,910            $11,337
   12/31/94              $11,232            $13,910            $11,587
    1/31/95              $11,660            $13,910            $11,918
    2/28/95              $12,098            $13,910            $12,265
    3/31/95              $12,176            $13,910            $12,406
    4/30/95              $12,166            $13,910            $12,420
    5/31/95              $12,558            $13,910            $12,186
    6/30/95              $12,351            $13,910            $12,704
    7/31/95              $12,412            $13,910            $12,825
    8/31/95              $12,591            $13,910            $12,987
    9/30/95              $12,663            $13,910            $13,069
   10/31/95              $12,883            $13,910            $13,259
   11/30/95              $13,115            $13,910            $13,480
   12/31/95              $13,249            $13,910            $13,609
    1/31/96              $13,310            $13,910            $13,712
    2/28/96              $13,159            $13,910            $13,619
    3/31/96              $12,968            $13,910            $13,445
    4/30/96              $12,942            $13,910            $13,407
    5/31/96              $12,939            $13,910            $13,402
    6/30/96              $13,054            $13,910            $13,548
    7/31/96              $13,123            $13,910            $13,671
    8/31/96              $13,070            $13,910            $13,668
    9/30/96              $13,261            $13,910            $13,859
   10/31/96              $13,345            $13,910            $14,015
   11/30/96              $13,510            $13,910            $14,272
   12/31/96              $13,469            $13,910            $14,212
    1/31/97              $13,414            $13,910            $14,239
    2/28/97              $13,546            $13,910            $14,369
    3/31/97              $13,394            $13,910            $14,178
    4/30/97              $13,454            $13,910            $14,297
    5/31/97              $13,608            $13,910            $14,512
    6/30/97              $13,713            $13,910            $14,666
    7/31/97              $14,052            $13,910            $15,073
    8/31/97              $14,010            $13,910            $14,931

Federal income tax information on distributions: For federal income tax purposes, 99.54% of the total dividends paid by the Fund from net investment income during the year ended August 31, 1997 is designated as an exempt-interest dividend.

EV Marathon South Carolina Municipals Fund as of August 31, 1997

INVESTMENT UPDATE


[PHOTO OF THOMAS J. FETTER APPEARS HERE]
Thomas J. Fetter,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
 .    South Carolina's economy posted solid growth in 1996 despite some weakness in the manufacturing sector and the impact of base closings due to military cutbacks. Gross state product (GSP) increased 3.2%, while payroll employment rose 1.9%. GSP had increased 4.2% in 1995.

 .    Several sectors of the state's economy - including business services, health care, and transportation equipment - continued to perform well, reflecting an increasingly diversified base. Along the coast, tourism continues to expand and the Port of Charleston has benefited from an increase in regional exports. The financial services industry had its best year of the decade in 1996 with growth of 3.5%.

 .    Manufacturing is recovering in 1997, and this is expected to increase GSP growth to 3.4% for the year. A forecasted slowdown in the national economy will bring GSP growth back to the 3% level in 1998, according to estimates.

Management Update
--------------------------------------------------------------------------------
 .    The past year has generally been a positive, stable and fairly quiet period for the municipal market. Municipals outperformed treasuries in the early part of the 12-month period, then underperformed; they are now trading at their historically normal range.

 .    The state government's Jobs Program - a unique plan in which basic services jobs are financially supported by municipal bond issues - has been a tremendous success both for South Carolina's residents and for municipal bond holders. The Fund has several issues supporting this effort.

 .    We continue to seek ways to reduce the impact of market downswings by combining high-yielding, lower-rated bonds with high-quality, insured holdings.

The Fund
--------------------------------------------------------------------------------
 .    During the year ended August 31, 1997, the Fund had a total return of
     8.4%./1/ This return resulted from an increase in net asset value per share to $10.38 on August 31, 1997 from $10.02 on August 31, 1996, and the reinvestment of $0.467 per share in tax-free dividend income./2/

 .    Based on the Fund's most recent dividend, and a net asset value of $10.38 per share, the Fund's distribution rate on August 31, 1997 was 4.50%. The SEC 30-day yield on that date was 4.12%./3/

 .    To equal 4.50% in a taxable investment, a couple in the 40.48% combined federal and state tax bracket would need a yield of 7.56%.

Your Investment at Work
--------------------------------------------------------------------------------
     South Carolina Housing Finance and Development Authority - Mortgage Revenue Bonds

[GRAPHIC OF HOUSING APPEARS HERE]

 .    The proceeds from this bond issue will be used to provide mortgage loans for single family residences in South Carolina.

 .    The Authority was created in 1971 as part of the Housing Authorities Law of
     South Carolina to make it easier for South Carolina families to obtain housing.

 .    The bonds carry triple-A ratings from both the Standard & Poor's and
     Moody's rating services.

--------------------------------------------------------------------------------
/1/ This return does not include the maximum 5% contingent deferred sales charge (CDSC).
/2/ A portion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax.
/3/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result.
/4/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC Returns reflect contingent deferred sales charge (CDSC), deducted at redemption as follows:
     5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
 * Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 10/2/92. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. It is not possible to invest directly in the index.
** This figure represents the Fund's performance including applicable contingent deferred sales charge (CDSC).

--------------------------------------------------------------------------------

Fund Information
as of August 31, 1997

Performance/4/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                                8.4%
Life of Fund (10/2/92)                                                  5.8


SEC Average Annual Total Returns (including applicable contingent deferred sales charge)
--------------------------------------------------------------------------------
One Year                                                                3.4%
Life of Fund (10/2/92)                                                  5.4

Comparison of Change in Value of $10,000 Investment in the Fund vs. the Lehman Brothers Municipal Bond Index*
From October 31, 1992, through August 31, 1997

                           [LINE GRAPH APPEARS HERE]

                   EV Marathon South Carolina                                                  Lehman Brothers
   Date                  Municipals Fund                           Fund/CDSC**               Municipal Bond Index
   ----            --------------------------                      -----------               --------------------
  10/31/92                   $10,000                                $13,245                         $10,000
  11/30/92                   $10,286                                $13,245                         $10,179
  12/31/92                   $10,434                                $13,245                         $10,283
   1/31/93                   $10,577                                $13,245                         $10,403
   2/28/93                   $11,065                                $13,245                         $10,779
   3/31/93                   $10,941                                $13,245                         $10,665
   4/30/93                   $11,064                                $13,245                         $10,773
   5/31/93                   $11,115                                $13,245                         $10,833
   6/30/93                   $11,268                                $13,245                         $11,014
   7/31/93                   $11,264                                $13,245                         $11,028
   8/31/93                   $11,540                                $13,245                         $11,258
   9/30/93                   $11,696                                $13,245                         $11,386
  10/31/93                   $11,680                                $13,245                         $11,408
  11/30/93                   $11,536                                $13,245                         $11,308
  12/31/93                   $11,834                                $13,245                         $11,546
   1/31/94                   $11,941                                $13,245                         $11,678
   2/28/94                   $11,571                                $13,245                         $11,376
   3/31/94                   $10,912                                $13,245                         $10,913
   4/30/94                   $10,983                                $13,245                         $11,005
   5/31/94                   $11,055                                $13,245                         $11,100
   6/30/94                   $10,957                                $13,245                         $11,036
   7/31/94                   $11,162                                $13,245                         $11,235
   8/31/94                   $11,189                                $13,245                         $11,274
   9/30/94                   $11,003                                $13,245                         $11,108
  10/31/94                   $10,714                                $13,245                         $10,911
  11/30/94                   $10,409                                $13,245                         $10,714
  12/31/94                   $10,692                                $13,245                         $10,950
   1/31/95                   $11,059                                $13,245                         $11,263
   2/28/95                   $11,402                                $13,245                         $11,590
   3/31/95                   $11,535                                $13,245                         $11,723
   4/30/95                   $11,501                                $13,245                         $11,737
   5/31/95                   $11,810                                $13,245                         $12,112
   6/30/95                   $11,634                                $13,245                         $12,006
   7/31/95                   $11,670                                $13,245                         $12,119
   8/31/95                   $11,820                                $13,245                         $12,273
   9/30/95                   $11,891                                $13,245                         $12,351
  10/31/95                   $12,127                                $13,245                         $12,530
  11/30/95                   $12,400                                $13,245                         $12,739
  12/31/95                   $12,542                                $13,245                         $12,861
   1/31/96                   $12,602                                $13,245                         $12,958
   2/28/96                   $12,420                                $13,245                         $12,870
   3/31/96                   $12,236                                $13,245                         $12,706
   4/30/96                   $12,187                                $13,245                         $12,670
   5/31/96                   $12,196                                $13,245                         $12,665
   6/30/96                   $12,334                                $13,245                         $12,803
   7/31/96                   $12,477                                $13,245                         $12,919
   8/31/96                   $12,401                                $13,245                         $12,916
   9/30/96                   $12,600                                $13,245                         $13,097
  10/31/96                   $12,734                                $13,245                         $13,245
  11/30/96                   $12,933                                $13,245                         $13,487
  12/31/96                   $12,857                                $13,245                         $13,430
   1/31/97                   $12,893                                $13,245                         $13,456
   2/28/97                   $13,011                                $13,245                         $13,579
   3/31/97                   $12,852                                $13,245                         $13,398
   4/30/97                   $12,924                                $13,245                         $13,510
   5/31/97                   $13,114                                $13,245                         $13,714
   6/30/97                   $13,243                                $13,245                         $13,860
   7/31/97                   $13,548                                $13,245                         $14,244
   8/31/97                   $13,445                                $13,245                         $14,110

--------------------------------------------------------------------------------
Federal income tax information on distributions: For federal income tax purposes, 99.32% of the total dividends paid by the Fund from net investment income during the year ended August 31, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Marathon Tennessee Municipals Fund as of August 31, 1997

INVESTMENT UPDATE

[PHOTO OF CYNTHIA J. CLEMSON, PORTFOLIO MANAGER APPEARS HERE]

The Economy
--------------------------------------------------------------------------------
 . Tennessee's economy slowed in 1996 from a strong pace the previous three years that was led by the manufacturing sector. Manufacturing slowed last year in several industries, but the biggest impact was in apparels, where over 7,000 jobs were lost.

 . Despite the slowdown of 1996, Tennessee's gross state product (GSP) managed to post solid growth of 2.8%, thanks to growth in the financial, tourism, health care, and construction sectors.

 . Unemployment continues to be very low in Tennessee, which has had a mixed effect on the economy. On the one hand, it has been a hindrance to economic growth; on the other, it helps draw people into the state. In 1996, the unemployment rate dropped below 4%.

 . The manufacturing sector is beginning to recover, which should increase GSP growth to an estimated 3.8% in 1997 and 3.6% in 1998.

Management Update
--------------------------------------------------------------------------------

 . Municipal issuance at the state level has been fairly low this past year, and Tennessee's municipal market was no exception. As a result, we focused our efforts in sectors where issuance was higher.

 . The hospital sector in Tennessee had higher-than-usual issuance, which gave us a wider variety of call features and coupon characteristics to choose from. This allowed us not only to buy bonds which were undervalued due to ample supply, but also to improve the call protection of the Fund, which should enhance the Fund's performance over the long term.

 . We continue to seek high quality non-rated bonds, which offer additional yield without taking on significant risk. The Hardeman County Correctional Facilities issue highlighted in this report is an excellent example.

The Fund
--------------------------------------------------------------------------------

 . During the year ended August 31, 1997, the Fund had a total return of 9.0%./1/ This return resulted from an increase in net asset value per share to $10.58 on August 31, 1997 from $10.15 on August 31, 1996, and the reinvestment of $0.459 per share in tax-free dividend income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $10.58 per share, the Fund's distribution rate on August 31, 1997 was 4.30%. The SEC 30-day yield on that date was 3.87%./3/

 . To equal 4.30% in a taxable investment, a couple in the 39.84% combined federal and state tax bracket would need a yield of 7.15%.

                                          [LAW ENFORCEMENT GRAPHIC APPEARS HERE]
Your Investment at Work
--------------------------------------------------------------------------------

   Hardeman County Correctional Facilities Corporation Revenue Bonds, Ser. 1997

 . These bonds were issued to finance the development and construction of a 1,504-bed prison in Hardeman County, TN. The prison, once constructed, will be managed by Corrections Corp. of America (CCA), the largest private prison management company in the U.S. with over 59 facilities nationwide.

 . In addition to a first mortgage on the facility and gross revenues of the prison, repayment on the bonds is further secured by a debt service agreement with CCA, through which CCA will make payments on the bonds in the event facility revenues are insufficient.

--------------------------------------------------------------------------------
/1/ This return does not include the maximum 5% contingent deferred sales charge
    (CDSC).
/2/ A portion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax.
/3/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result.
/4/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC Returns reflect contingent deferred sales charge (CDSC), deducted at redemption as follows:
    5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
 * Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 8/25/92. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. It is not possible to invest directly in the index.
 ** This figure represents the Fund's performance including applicable contingent deferred sales charge (CDSC).

--------------------------------------------------------------------------------

Fund Information
as of August 31, 1997

Performance/4/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                                   9.0%
Five Year                                                                  6.4
Life of Fund (8/25/92)                                                     6.4

SEC Average Annual Total Returns (including applicable contingent deferred sales charge)
--------------------------------------------------------------------------------
One Year                                                                   4.0%
Five Year                                                                  6.1
Life of Fund (8/25/92)                                                     6.3

                           [LINE CHART APPEARS HERE]

Comparison of Change In Value of a $10,000 Investment in the Fund vs. the Lehman Brothers Municipal Bond Index*
From August 31, 1992, through August 31, 1997

                      EV Marathon
                       Tennessee                               Lehman Brothers
Date                 Municipals Fund          Fund/CDSC**   Municipal Bond Index
----                 ---------------          ---------     --------------------
08/31/92                $10,000               $13,521               $10,000
09/30/92                 $9,970               $13,521               $10,065
10/31/92                 $9,709               $13,521                $9,966
11/30/92                $10,110               $13,521               $10,145
12/31/92                $10,276               $13,521               $10,249
01/31/93                $10,437               $13,521               $10,368
02/28/93                $10,865               $13,521               $10,743
03/31/93                $10,733               $13,521               $10,629
04/30/93                $10,906               $13,521               $10,736
05/31/93                $11,008               $13,521               $10,797
06/30/93                $11,242               $13,521               $10,977
07/31/93                $11,238               $13,521               $10,991
08/31/93                $11,520               $13,521               $11,220
09/30/93                $11,662               $13,521               $11,348
10/31/93                $11,657               $13,521               $11,370
11/30/93                $11,505               $13,521               $11,270
12/31/93                $11,767               $13,521               $11,508
01/31/94                $11,917               $13,521               $11,639
02/28/94                $11,551               $13,521               $11,338
03/31/94                $10,876               $13,521               $10,876
04/30/94                $10,904               $13,521               $10,968
05/31/94                $11,021               $13,521               $11,063
06/30/94                $10,914               $13,521               $10,999
07/31/94                $11,174               $13,521               $11,197
08/31/94                $11,203               $13,521               $11,236
09/30/94                $10,963               $13,521               $11,071
10/31/94                $10,633               $13,521               $10,874
11/30/94                $10,309               $13,521               $10,678
12/31/94                $10,637               $13,521               $10,913
01/31/95                $11,073               $13,521               $11,225
02/28/95                $11,485               $13,521               $11,551
03/31/95                $11,550               $13,521               $11,684
04/30/95                $11,518               $13,521               $11,698
05/31/95                $11,862               $13,521               $12,071
06/30/95                $11,642               $13,521               $11,965
07/31/95                $11,714               $13,521               $12,079
08/31/95                $11,889               $13,521               $12,232
09/30/95                $11,960               $13,521               $12,309
10/31/95                $12,197               $13,521               $12,488
11/30/95                $12,469               $13,521               $12,696
12/31/95                $12,648               $13,521               $12,817
01/31/96                $12,673               $13,521               $12,914
02/28/96                $12,517               $13,521               $12,827
03/31/96                $12,335               $13,521               $12,663
04/30/96                $12,311               $13,521               $12,627
05/31/96                $12,322               $13,521               $12,622
06/30/96                $12,435               $13,521               $12,760
07/31/96                $12,522               $13,521               $12,876
08/31/96                $12,502               $13,521               $12,873
09/30/96                $12,700               $13,521               $13,053
10/31/96                $12,820               $13,521               $13,200
11/30/96                $13,030               $13,521               $13,442
12/31/96                $12,980               $13,521               $13,385
01/31/97                $12,978               $13,521               $13,410
02/28/97                $13,094               $13,521               $13,534
03/31/97                $12,936               $13,521               $13,353
04/30/97                $13,058               $13,521               $13,465
05/31/97                $13,232               $13,521               $13,668
06/30/97                $13,359               $13,521               $13,813
07/31/97                $13,725               $13,521               $14,196
08/31/97                $13,621               $13,521               $14,063

--------------------------------------------------------------------------------
   Federal income tax information on distributions: For federal income tax purposes, 99.65% of the total dividends paid by the Fund from net investment income during the year ended August 31, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Marathon Virginia Municipals Fund as of August 31, 1997

INVESTMENT UPDATE


[PHOTO OF TIMOTHY T. BROWSE APPEARS HERE]
Timothy T. Browse
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
 . Virginia, like many states in the southeastern U.S. region, experienced a decline in the manufacturing sector of its economy in 1996. This weakness, along with the ongoing impact of military base closings in the state, slowed the growth of Virginia's gross state product (GSP) to 2.9% last year.

 . Through the end of 1996 and into 1997, manufacturing began to stabilize and leading indicators predict a strengthening. Analysts expect an increase in GSP growth to 3.1% this year with growth in 1998 of 2.7%.

 . Other sectors of Virginia's economy maintained strength last year, including chemicals, paper, construction, retailing, financial and business services, and health care.

 . Virginia's population has grown at an average annual pace of 1.2% in the 1990s. In the 1980s this rate was slightly higher, at 1.5%.

Management Update
--------------------------------------------------------------------------------
 . This has been a generally positive year for the bond market, with favorable returns overall. However, the market has been increasingly volatile. Quarterly price swings often resulted from whether or not economic data confirmed or negated the so-called "new economy paradigm," which states, in part, that productivity gains allow growth to continue with low inflation.

 . In the Virginia Fund, we have worked to structure the portfolio to reduce the impact of market downswings and to enhance performance in a market rally. To effect this, we combined high-yielding, lower-rated bonds with high-quality, insured holdings.

 . We have replaced less desirable holdings of "AA"-rated bonds with either "A"- rated bonds -- which are higher yielding and perform similarly or -- "AAA"- rated insured bonds, which may offer less yield but tend to perform better.

The Fund
--------------------------------------------------------------------------------
 . During the year ended August 31, 1997, the Fund had a total return of 8.3%./1/ This return resulted from an increase in net asset value per share to $10.63 on August 31, 1997 from $10.26 on August 31, 1996, and the reinvestment of $0.466 per share in tax-free dividend income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $10.63 per share, the Fund's distribution rate on August 31, 1997 was 4.38%. The SEC 30-day yield on that date was 4.08%./3/

 . To equal 4.38% in a taxable investment, a couple in the 39.68% combined federal and state tax bracket would need a yield of 7.26%.

[GRAPHIC OF HYDRO APPEARS HERE]

Your Investment at Work
--------------------------------------------------------------------------------

   Industrial Development Authority of the County of James City -- Sewage and Solid Waste Disposal Facilities Revenue Bonds -- Anheuser Busch Project

 . These bonds will help finance the construction of solid waste disposal facilities serving a major brewery operated by Anheuser Busch Companies, Inc. as well as similar facilities serving Busch Gardens and Water Country, operated by Busch Entertainment, Inc.

 . The high-yielding bonds are backed by Anheuser Busch, Inc., the world's largest brewer of beer and a parent corporation to a number of subsidiaries involved in several related businesses.

--------------------------------------------------------------------------------
/1/ This return does not include the maximum 5% contingent deferred sales charge (CDSC).
/2/ A portion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax.
/3/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result.
/4/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC Returns reflect contingent deferred sales charge (CDSC), deducted at redemption as follows:
     5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
 * Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 7/26/91. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. It is not possible to invest directly in the index.

--------------------------------------------------------------------------------
Fund Information
as of August 31, 1997

Performance/4/
-------------------------------------------------

Average Annual Total Returns (at net asset value)
-------------------------------------------------
One Year                                 8.3%
Five Year                                5.4
Life of Fund (7/26/91)                   6.5
SEC Average Annual Total Returns (including
applicable contingent deferred sales charge)
-------------------------------------------------
One Year                                 3.3%
Five Year                                5.1
Life of Fund (7/26/91)                   6.5



           Comparison of Change in Value of a $10,000 Investment in
            the Fund vs. the Lehman Brothers Municipal Bond Index*
                  From July 31, 1991, through August 31, 1997

                           [LINE GRAPH APPEARS HERE]


Date              EV Marathon Virginia Municipals Fund      Lehman Brothers Municipal Bond Index
07/31/91                       $10,000                                   $10,000
08/31/91                       $10,080                                   $10,132
09/30/91                       $10,262                                   $10,264
10/31/91                       $10,374                                   $10,356
11/30/91                       $10,369                                   $10,385
12/31/91                       $10,655                                   $10,608
01/31/92                       $10,606                                   $10,632
02/28/92                       $10,618                                   $10,636
03/31/92                       $10,564                                   $10,639
04/30/92                       $10,681                                   $10,734
05/31/92                       $10,830                                   $10,861
06/30/92                       $11,036                                   $11,043
07/31/92                       $11,440                                   $11,374
08/31/92                       $11,224                                   $11,263
09/30/92                       $11,202                                   $11,337
10/31/92                       $10,892                                   $11,225
11/30/92                       $11,285                                   $11,426
12/31/92                       $11,414                                   $11,543
01/31/93                       $11,539                                   $11,677
02/28/93                       $11,995                                   $12,100
03/31/93                       $11,837                                   $11,972
04/30/93                       $11,972                                   $12,092
05/31/93                       $12,009                                   $12,160
06/30/93                       $12,198                                   $12,364
07/31/93                       $12,186                                   $12,379
08/31/93                       $12,437                                   $12,637
09/30/93                       $12,582                                   $12,781
10/31/93                       $12,579                                   $12,806
11/30/93                       $12,428                                   $12,693
12/31/93                       $12,735                                   $12,961
01/31/94                       $12,874                                   $13,109
02/28/94                       $12,508                                   $12,770
03/31/94                       $11,905                                   $12,249
04/30/94                       $11,949                                   $12,353
05/31/94                       $11,993                                   $12,460
06/30/94                       $11,856                                   $12,388
07/31/94                       $12,041                                   $12,611
08/31/94                       $12,085                                   $12,655
09/30/94                       $11,914                                   $12,469
10/31/94                       $11,611                                   $12,248
11/30/94                       $11,290                                   $12,026
12/31/94                       $11,606                                   $12,291
01/31/95                       $12,011                                   $12,642
02/28/95                       $12,414                                   $13,010
03/31/95                       $12,546                                   $13,160
04/30/95                       $12,525                                   $13,175
05/31/95                       $12,918                                   $13,596
06/30/95                       $12,683                                   $13,477
07/31/95                       $12,723                                   $13,604
08/31/95                       $12,885                                   $13,777
09/30/95                       $12,974                                   $13,864
10/31/95                       $13,227                                   $14,065
11/30/95                       $13,505                                   $14,299
12/31/95                       $13,696                                   $14,436
01/31/96                       $13,749                                   $14,545
02/28/96                       $13,556                                   $14,447
03/31/96                       $13,336                                   $14,263
04/30/96                       $13,298                                   $14,222
05/31/96                       $13,323                                   $14,217
06/30/96                       $13,457                                   $14,372
07/31/96                       $13,556                                   $14,502
08/31/96                       $13,489                                   $14,499
09/30/96                       $13,713                                   $14,701
10/31/96                       $13,828                                   $14,867
11/30/96                       $14,066                                   $15,140
12/31/96                       $13,999                                   $15,076
01/31/97                       $13,957                                   $15,104
02/28/97                       $14,082                                   $15,243
03/31/97                       $13,886                                   $15,040
04/30/97                       $14,044                                   $15,166
05/31/97                       $14,245                                   $15,394
06/30/97                       $14,368                                   $15,558
07/31/97                       $14,760                                   $15,989
08/31/97                       $14,609                                   $15,839

--------------------------------------------------------------------------------
Federal income tax information on distributions: For federal income tax purposes, 98.82% of the total dividends paid by the Fund from net investment income during the year ended August 31, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Marathon Municipals Funds as of August 31, 1997

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

As of August 31, 1997

                                                                   Marathon         Marathon           Marathon         Marathon
                                                                 Alabama Fund     Arkansas Fund      Georgia Fund     Kentucky Fund
------------------------------------------------------------------------------------------------------------------------------------
Assets
------------------------------------------------------------------------------------------------------------------------------------
Investment in Municipals Portfolio --
    Identified cost                                             $  90,188,445     $  58,224,727     $  87,370,950     $ 113,757,776
    Unrealized appreciation                                         6,317,355         3,343,940         6,029,293         7,978,535
------------------------------------------------------------------------------------------------------------------------------------
Total investment in Portfolio, at value (Note 1A)               $  96,505,800     $  61,568,667     $  93,400,243     $ 121,736,311
------------------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                                 $       2,312     $      30,074     $      21,007     $      50,496
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                    $  96,508,112     $  61,598,741     $  93,421,250     $ 121,786,807
------------------------------------------------------------------------------------------------------------------------------------


Liabilities
------------------------------------------------------------------------------------------------------------------------------------
Distributions payable                                           $     181,096     $     115,501     $     183,426     $     235,483
Payable for Fund shares redeemed                                      111,707           117,416            47,019           104,308
Payable to affiliate for Trustees' fees (Note 4)                          277               277               277               554
Accrued expenses                                                       60,592            43,061            62,760            70,189
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                               $     353,672     $     276,255     $     293,482     $     410,534
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                      $  96,154,440     $  61,322,486     $  93,127,768     $ 121,376,273
------------------------------------------------------------------------------------------------------------------------------------


Sources of Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                 $  92,805,766     $  60,874,637     $  94,585,552     $ 117,702,798
Accumulated net realized loss on investments from
    Portfolio (computed on the basis of identified
    cost)                                                          (3,044,269)       (2,861,756)       (7,509,448)       (4,189,572)

Accumulated undistributed (distributions in excess
    of) net investment income                                          75,588           (34,335)           22,371          (115,488)

Net unrealized appreciation of investments from
    Portfolio (computed on the basis of identified
    cost)                                                           6,317,355         3,343,940         6,029,293         7,978,535
------------------------------------------------------------------------------------------------------------------------------------
Total                                                           $  96,154,440     $  61,322,486     $  93,127,768     $ 121,376,273
------------------------------------------------------------------------------------------------------------------------------------

Shares of Beneficial Interest Outstanding
------------------------------------------------------------------------------------------------------------------------------------
                                                                    8,858,362         5,836,257         9,182,607        11,656,202
------------------------------------------------------------------------------------------------------------------------------------


Net Asset Value, Offering Price and
Redemption Price Per Share (Note 6)
------------------------------------------------------------------------------------------------------------------------------------
(Net assets / shares of beneficial interest
    outstanding)                                                $       10.85     $       10.51     $       10.14     $       10.41
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Municipals Funds as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Assets and Liabilities

As of August 31, 1997

                                                                                                                        Marathon
                                                                   Marathon         Marathon          Marathon       North Carolina
                                                                Louisiana Fund    Maryland Fund    Missouri Fund          Fund
------------------------------------------------------------------------------------------------------------------------------------
Assets
------------------------------------------------------------------------------------------------------------------------------------
Investment in Municipals Portfolio --
    Identified cost                                             $  30,503,225     $ 101,029,453     $  71,861,078     $ 140,321,392
    Unrealized appreciation                                         1,580,087         5,083,563         5,852,950        11,753,863
------------------------------------------------------------------------------------------------------------------------------------
Total investment in Portfolio, at value (Note 1A)               $  32,083,312     $ 106,113,016     $  77,714,028     $ 152,075,255
------------------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                                 $     112,993     $      32,365     $      11,165     $      38,042
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                    $  32,196,305     $ 106,145,381     $  77,725,193     $ 152,113,297
------------------------------------------------------------------------------------------------------------------------------------


Liabilities
------------------------------------------------------------------------------------------------------------------------------------
Dividends payable                                               $      65,414     $     200,259     $     145,445     $     296,910
Payable for Fund shares redeemed                                      111,048           211,111            55,975           163,858
Payable to affiliate for Trustees' fees (Note 4)                           28               554               277               554
Accrued expenses                                                       23,904            62,811            44,369            87,854
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                               $     200,394     $     474,735     $     246,066     $     549,176
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                      $  31,995,911     $ 105,670,646     $  77,479,127     $ 151,564,121
------------------------------------------------------------------------------------------------------------------------------------


Sources of Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                 $  32,507,728     $ 102,561,169     $  73,809,171     $ 151,024,558
Accumulated net realized loss on investments from
    Portfolio (computed on the basis of identified cost)           (2,121,085)       (2,034,144)       (2,206,634)      (10,917,390)
Accumulated undistributed (distributions in excess of)
    net investment income                                              29,181            60,058            23,640          (296,910)
Net unrealized appreciation of investments from
    Portfolio (computed on the basis of identified cost)            1,580,087         5,083,563         5,852,950        11,753,863
------------------------------------------------------------------------------------------------------------------------------------
Total                                                           $  31,995,911     $ 105,670,646     $  77,479,127     $ 151,564,121
------------------------------------------------------------------------------------------------------------------------------------


Shares of Beneficial Interest Outstanding
------------------------------------------------------------------------------------------------------------------------------------
                                                                    3,104,450         9,865,274         7,038,723        14,661,996
------------------------------------------------------------------------------------------------------------------------------------


Net Asset Value, Offering Price and
Redemption Price Per Share (Note 6)
------------------------------------------------------------------------------------------------------------------------------------
(Net assets / shares of beneficial interest outstanding)        $       10.31     $       10.71     $       11.01     $       10.34
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Municipals Funds as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Assets and Liabilities

As of August 31, 1997

                                                                                       Marathon          Marathon       Marathon
                                                                    Marathon        South Carolina      Tennessee       Virginia
                                                                  Oregon Fund            Fund              Fund           Fund
-----------------------------------------------------------------------------------------------------------------------------------
Assets
-----------------------------------------------------------------------------------------------------------------------------------
Investment in Municipals Portfolio --
    Identified cost                                             $ 106,531,639     $  48,914,550     $  48,531,216     $ 148,643,100
    Unrealized appreciation                                         6,451,620         3,996,603         3,192,908        11,578,878
-----------------------------------------------------------------------------------------------------------------------------------
Total investment in Portfolio, at value (Note 1A)               $ 112,983,259     $  52,911,153     $  51,724,124     $ 160,221,978
-----------------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                                 $      10,162     $       2,291     $     120,197     $      46,780
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                    $ 112,993,421     $  52,913,444     $  51,844,321     $ 160,268,758
-----------------------------------------------------------------------------------------------------------------------------------


Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
Distributions payable                                           $     212,821     $     104,478     $      96,472     $     308,353
Payable for Fund shares redeemed                                      138,134            84,513             2,175           269,963
Payable to affiliate for Trustees' fees (Note 4)                          554               277               277               554
Accrued expenses                                                       55,779            38,478            33,322            86,970
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                               $     407,288     $     227,746     $     132,246     $     665,840
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                      $ 112,586,133     $  52,685,698     $  51,712,075     $ 159,602,918
-----------------------------------------------------------------------------------------------------------------------------------


Sources of Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                 $ 111,710,836     $  52,901,142     $  50,653,976     $ 156,203,572
Accumulated net realized loss on investments from
    Portfolio (computed on the basis of identified cost)           (5,592,413)       (4,315,919)       (2,100,640)       (8,074,363)
Accumulated undistributed (distributions in excess of)
    net investment income                                              16,090           103,872           (34,169)         (105,169)
Net unrealized appreciation of investments from
    Portfolio (computed on the basis of identified cost)            6,451,620         3,996,603         3,192,908        11,578,878
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                           $ 112,586,133     $  52,685,698     $  51,712,075     $ 159,602,918
-----------------------------------------------------------------------------------------------------------------------------------


Shares of Beneficial Interest Outstanding
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   10,717,042         5,075,916         4,889,857        15,017,485
-----------------------------------------------------------------------------------------------------------------------------------


Net Asset Value, Offering Price and
Redemption Price Per Share (Note 6)
-----------------------------------------------------------------------------------------------------------------------------------
(Net assets / shares of beneficial interest outstanding)        $       10.51     $       10.38     $       10.58     $       10.63
-----------------------------------------------------------------------------------------------------------------------------------

                        See notes to financial statements

EV Marathon Municipals Funds as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Operations

For the Year Ended August 31, 1997

                                                                       Marathon       Marathon      Marathon        Marathon
                                                                     Alabama Fund   Arkansas Fund  Georgia Fund   Kentucky Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
------------------------------------------------------------------------------------------------------------------------------------
Interest income allocated from Portfolio                          $  5,965,242     $  3,974,140     $  6,039,019     $  7,659,563
Expenses allocated from Portfolio                                     (486,791)        (322,855)        (472,987)        (609,130)
------------------------------------------------------------------------------------------------------------------------------------
Net investment income from Portfolio                              $  5,478,451     $  3,651,285     $  5,566,032     $  7,050,433
------------------------------------------------------------------------------------------------------------------------------------

Expenses
------------------------------------------------------------------------------------------------------------------------------------
Compensation of Trustees not members of the
    Administrator's organization (Note 4)                         $      2,606     $      1,571     $      2,606     $      3,298
Distribution fees (Note 5)                                             939,392          628,837          939,632        1,185,735
Transfer and dividend disbursing agent fees                             78,818           52,010           71,293           90,308
Printing and postage                                                    28,659           15,844           22,672           43,042
Legal and accounting services                                           27,107           27,423           27,107           27,783
Custodian fee (Note 1E)                                                 12,386            8,403           11,436           13,467
Amortization of organization expenses (Note 1D)                          2,185            2,020              503              188
Registration fees                                                        1,370            2,441            1,070            1,808
Miscellaneous                                                            6,600           10,322           19,549            7,695
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                    $  1,099,123     $    748,871     $  1,095,868     $  1,373,324
------------------------------------------------------------------------------------------------------------------------------------
Deduct --
    Reduction of custodian fee (Note 1E)                          $        836     $         --     $         --     $      1,004
------------------------------------------------------------------------------------------------------------------------------------
Total expense reductions                                          $        836     $         --     $         --     $      1,004
------------------------------------------------------------------------------------------------------------------------------------

Net expenses                                                      $  1,098,287     $    748,871     $  1,095,868     $  1,372,320
------------------------------------------------------------------------------------------------------------------------------------

Net investment income                                             $  4,380,164     $  2,902,414     $  4,470,164     $  5,678,113
------------------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)               $  1,116,924     $    619,176     $  1,270,533     $  1,699,887
    Financial futures contracts                                     (1,083,120)        (810,177)        (657,101)        (902,291)
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                           $     33,804     $   (191,001)    $    613,432     $    797,596
------------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investment transactions                                       $  3,763,678     $  2,359,186     $  3,010,582     $  4,621,569
    Financial futures contracts                                       (121,618)         (53,810)        (189,892)          (2,790)
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) of
    investments                                                   $  3,642,060     $  2,305,376     $  2,820,690     $  4,618,779
------------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain on investments                   $  3,675,864     $  2,114,375     $  3,434,122     $  5,416,375
------------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations                        $  8,056,028     $  5,016,789     $  7,904,286     $ 11,094,488
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Municipals Funds as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Operations

For the Year Ended August 31, 1997

                                                                        Marathon         Marathon        Marathon         Marathon
                                                                       Louisiana         Maryland        Missouri     North Carolina
                                                                          Fund             Fund            Fund            Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
------------------------------------------------------------------------------------------------------------------------------------
Interest income allocated from Portfolio                            $  2,045,274     $  6,300,254     $  4,776,720     $  9,823,635
Expenses allocated from Portfolio                                       (124,122)        (491,543)        (364,724)        (818,586)
------------------------------------------------------------------------------------------------------------------------------------
Net investment income from Portfolio                                $  1,921,152     $  5,808,711     $  4,411,996     $  9,005,049
------------------------------------------------------------------------------------------------------------------------------------

Expenses
------------------------------------------------------------------------------------------------------------------------------------
Compensation of Trustees not members of the
    Administrator's organization (Note 4)                           $        166     $      3,298     $      1,783     $      3,430
Distribution fees (Note 5)                                               300,417        1,005,096          741,281        1,512,939
Transfer and dividend disbursing agent fees                               29,477           81,553           56,340          116,301
Legal and accounting services                                             20,842           24,007           24,870           24,207
Printing and postage                                                       8,382           35,592           26,270           47,808
Custodian fee                                                              5,168           10,450            9,462           15,902
Amortization of organization expenses (Note 1D)                            1,861              644            1,851              769
Registration fees                                                          1,280            1,620            1,632              120
Miscellaneous                                                              4,381            9,411           11,950           14,088
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                      $    371,974     $  1,171,671     $    875,439     $  1,735,564
------------------------------------------------------------------------------------------------------------------------------------

Net investment income                                               $  1,549,178     $  4,637,040     $  3,536,557     $  7,269,485
------------------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)                 $    240,828     $  1,817,618     $    602,016     $  3,204,408
    Financial futures contracts                                         (224,955)      (1,233,462)        (546,014)      (1,013,732)
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                    $     15,873     $    584,156     $     56,002     $  2,190,676
------------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investment transactions                                         $  1,129,375     $  3,802,611     $  3,761,925     $  3,982,066
    Financial futures contracts                                          (49,272)         (80,845)        (156,260)        (194,523)
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) of
    investments                                                     $  1,080,103     $  3,721,766     $  3,605,665     $  3,787,543
------------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain on investments                     $  1,095,976     $  4,305,922     $  3,661,667     $  5,978,219
------------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations                          $  2,645,154     $  8,942,962     $  7,198,224     $ 13,247,704
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Municipals Funds as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Operations

For the Year Ended August 31, 1997

                                                                                         Marathon        Marathon       Marathon
                                                                        Marathon      South Carolina    Tennessee       Virginia
                                                                      Oregon Fund          Fund            Fund           Fund
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
-----------------------------------------------------------------------------------------------------------------------------------
Interest income allocated from Portfolio                            $  7,263,310     $  3,386,223     $  3,142,643     $ 10,231,789
Expenses allocated from Portfolio                                       (659,660)        (277,599)        (221,895)        (837,865)
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income from Portfolio                                $  6,603,650     $  3,108,624     $  2,920,748     $  9,393,924
-----------------------------------------------------------------------------------------------------------------------------------


Expenses
-----------------------------------------------------------------------------------------------------------------------------------
Compensation of Trustees not members of the
    Administrator's organization (Note 4)                           $      3,302     $      1,733     $      1,652     $      3,430
Distribution fees (Note 5)                                             1,116,204          514,481          493,030        1,587,632
Transfer and dividend disbursing agent fees                               85,531           38,516           37,623          126,358
Printing and postage                                                      39,400           12,518           18,767           55,604
Legal and accounting services                                             25,631           27,107           24,007           26,507
Custodian fee                                                             12,599            7,028            6,808           12,283
Registration fees                                                          1,460              520            1,540              720
Amortization of organization expenses (Note 1D)                              391            2,807            2,253               --
Miscellaneous                                                             11,628           11,940            4,257           11,962
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                      $  1,296,146     $    616,650     $    589,937     $  1,824,496
-----------------------------------------------------------------------------------------------------------------------------------

Net investment income                                               $  5,307,504     $  2,491,974     $  2,330,811     $  7,569,428
-----------------------------------------------------------------------------------------------------------------------------------


Realized and Unrealized Gain (Loss) from Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)                 $  1,316,242     $    478,364     $    184,300     $  3,632,662
    Financial futures contracts                                       (1,685,016)        (657,804)        (326,311)      (1,797,656)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                             $   (368,774)    $   (179,440)    $   (142,011)    $  1,835,006
-----------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investment transactions                                         $  3,223,725     $  2,138,229     $  2,434,149     $  4,010,143
    Financial futures contracts                                           84,552               --          (97,392)          76,712
-----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) of
    investments                                                     $  3,308,277     $  2,138,229     $  2,336,757     $  4,086,855
-----------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain on investments                     $  2,939,503     $  1,958,789     $  2,194,746     $  5,921,861
-----------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations                          $  8,247,007     $  4,450,763     $  4,525,557     $ 13,491,289
-----------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Municipals Funds as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended August 31, 1997


                                                                 Marathon           Marathon        Marathon          Marathon
Increase (Decrease) in Net Assets                              Alabama Fund      Arkansas Fund     Georgia Fund     Kentucky Fund
------------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                                        $   4,380,164    $   2,902,414    $   4,470,164    $   5,678,113
    Net realized gain (loss) on investments                             33,804         (191,001)         613,432          797,596
    Net change in unrealized appreciation (depreciation)
        of investments                                               3,642,060        2,305,376        2,820,690        4,618,779
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                       $   8,056,028    $   5,016,789    $   7,904,286    $  11,094,488
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
    From net investment income                                   $  (4,350,833)   $  (2,902,414)   $  (4,544,863)   $  (5,595,715)
    In excess of net investment income                                      --          (28,093)              --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                              $  (4,350,833)   $  (2,930,507)   $  (4,544,863)   $  (5,595,715)
------------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest (Note 3) --
    Proceeds from sale of shares                                 $   3,425,462    $   1,493,276    $   4,418,041    $   3,898,223
    Net asset value of shares issued to
        shareholders in payment of distributions
        declared                                                     2,213,584        1,356,531        1,923,747        2,905,584
    Cost of shares redeemed                                        (14,881,607)     (16,481,547)     (23,565,774)     (22,283,363)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from Fund share transactions          $  (9,242,561)   $ (13,631,740)   $ (17,223,986)   $ (15,479,556)
------------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                                       $  (5,537,366)   $ (11,545,458)   $ (13,864,563)   $  (9,980,783)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                             $ 101,691,806    $  72,867,944    $ 106,992,331    $ 131,357,056
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                                   $  96,154,440    $  61,322,486    $  93,127,768    $ 121,376,273
------------------------------------------------------------------------------------------------------------------------------------

Accumulated undistributed
(distributions in excess of)
net investment income
included in net assets
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                                   $      75,588    $     (34,335)   $      22,371    $    (115,488)
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Municipals Funds as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended August 31, 1997

                                                                                                                        Marathon
                                                                      Marathon        Marathon         Marathon      North Carolina
Increase (Decrease) in Net Assets                                  Louisiana Fund   Maryland Fund    Missouri Fund        Fund
-----------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                                          $   1,549,178    $   4,637,040    $   3,536,557    $   7,269,485
    Net realized gain on investments                                      15,873          584,156           56,002        2,190,676
    Net change in unrealized appreciation (depreciation)
        of investments                                                 1,080,103        3,721,766        3,605,665        3,787,543
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                         $   2,645,154    $   8,942,962    $   7,198,224    $  13,247,704
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
    From net investment income                                     $  (1,549,437)   $  (4,735,705)   $  (3,484,823)   $  (7,269,485)
    In excess of net investment income                                        --               --               --          (77,187)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                $  (1,549,437)   $  (4,735,705)   $  (3,484,823)   $  (7,346,672)
-----------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest (Note 3) --
    Proceeds from sale of shares                                   $   2,269,242    $   5,778,027    $   2,001,069    $   4,621,092
    Net asset value of shares issued to shareholders in
        payment of distributions declared                                703,988        2,443,240        1,707,681        3,553,856
    Cost of shares redeemed                                           (5,066,555)     (16,001,200)     (12,328,232)     (32,400,429)
-----------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from Fund share transactions            $  (2,093,325)   $  (7,779,933)   $  (8,619,482)   $ (24,225,481)
-----------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                                         $    (997,608)   $  (3,572,676)   $  (4,906,081)   $ (18,324,449)
-----------------------------------------------------------------------------------------------------------------------------------


Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                               $  32,993,519    $ 109,243,322    $  82,385,208    $ 169,888,570
-----------------------------------------------------------------------------------------------------------------------------------
At end of year                                                     $  31,995,911    $ 105,670,646    $  77,479,127    $ 151,564,121
-----------------------------------------------------------------------------------------------------------------------------------


Accumulated undistributed
(distributions in excess of)
net investment income
included in net assets
-----------------------------------------------------------------------------------------------------------------------------------
At end of year                                                     $      29,181    $      60,058    $      23,640    $    (296,910)
-----------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Municipals Funds as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended August 31, 1997


                                                                                      Marathon        Marathon         Marathon
                                                                    Marathon       South Carolina    Tennessee         Virginia
Increase (Decrease) in Net Assets                                 Oregon Fund           Fund            Fund             Fund
------------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                                          $   5,307,504    $   2,491,974    $   2,330,811    $   7,569,428
    Net realized gain (loss) on investments                             (368,774)        (179,440)        (142,011)       1,835,006
    Net change in unrealized appreciation
        (depreciation) of investments                                  3,308,277        2,138,229        2,336,757        4,086,855
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                         $   8,247,007    $   4,450,763    $   4,525,557    $  13,491,289
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
    From net investment income                                     $  (5,255,970)   $  (2,527,975)   $  (2,330,811)   $  (7,542,233)
    In excess of net investment income                                        --               --          (27,480)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                $  (5,255,970)   $  (2,527,975)   $  (2,358,291)   $  (7,542,233)
------------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest (Note 3) --
    Proceeds from sale of shares                                   $   5,350,504    $   1,925,203    $   2,458,541    $   6,424,219
    Net asset value of shares issued to shareholders in
        payment of distributions declared                              2,928,379        1,090,706        1,177,740        3,698,500
    Cost of shares redeemed                                          (27,263,830)      (9,470,155)      (8,624,032)     (32,387,235)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from Fund share
    transactions                                                   $ (18,984,947)   $  (6,454,246)   $  (4,987,751)   $ (22,264,516)
------------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                                         $ (15,993,910)   $  (4,531,458)   $  (2,820,485)   $ (16,315,460)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                               $ 128,580,043    $  57,217,156    $  54,532,560    $ 175,918,378
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                                     $ 112,586,133    $  52,685,698    $  51,712,075    $ 159,602,918
------------------------------------------------------------------------------------------------------------------------------------

Accumulated undistributed
(distributions in excess of)
net investment income
included in net assets
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                                     $      16,090    $     103,872    $     (34,169)   $    (105,169)
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Municipals Funds as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended August 31, 1996


                                                                  Marathon            Marathon         Marathon        Marathon
Increase (Decrease) in Net Assets                               Alabama Fund       Arkansas Fund     Georgia Fund    Kentucky Fund
------------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                                       $   4,765,991    $   3,384,458    $   5,270,914    $   6,161,006
    Net realized gain (loss) on investments                         1,384,151          286,714          759,762       (1,157,193)
    Net change in unrealized appreciation
        (depreciation) of investments                                (998,165)        (461,293)        (243,119)       1,295,426
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                      $   5,151,977    $   3,209,879    $   5,787,557    $   6,299,239
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
    From net investment income                                  $  (4,874,378)   $  (3,545,480)   $  (5,318,073)   $  (6,161,006)
    In excess of net investment income                                     --           (6,242)              --         (154,635)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                             $  (4,874,378)   $  (3,551,722)   $  (5,318,073)   $  (6,315,641)
------------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest (Note 3) --
    Proceeds from sale of shares                                $   4,160,973    $   2,851,899    $   3,711,347    $   5,687,743
    Net asset value of shares issued to shareholders
        in payment of distributions declared                        2,550,774        1,648,737        2,421,301        3,359,495
    Cost of shares redeemed                                       (13,939,744)     (12,113,699)     (19,752,574)     (20,779,572)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from Fund share transactions         $  (7,227,997)   $  (7,613,063)   $ (13,619,926)   $ (11,732,334)
------------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                                      $  (6,950,398)   $  (7,954,906)   $ (13,150,442)   $ (11,748,736)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                            $ 108,642,204    $  80,822,850    $ 120,142,773    $ 143,105,792
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                                  $ 101,691,806    $  72,867,944    $ 106,992,331    $ 131,357,056
------------------------------------------------------------------------------------------------------------------------------------

Accumulated undistributed
(distributions in excess of)
net investment income
included in net assets
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                                  $      46,257    $      (6,242)   $      97,070    $    (197,886)
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Municipals Funds as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended August 31, 1996

                                                                        Marathon          Marathon         Marathon       Marathon
                                                                        Louisiana         Maryland         Missouri   North Carolina
Increase (Decrease) in Net Assets                                          Fund              Fund            Fund           Fund
------------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                                          $   1,587,671    $   5,061,585    $   3,911,414    $   8,179,093
    Net realized gain (loss) on investments                             (338,256)       1,530,636        1,112,409          (47,113)
    Net change in unrealized appreciation (depreciation)
        of investments                                                   266,047         (575,339)      (1,048,081)         744,828
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                         $   1,515,462    $   6,016,882    $   3,975,742    $   8,876,808
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
    From net investment income                                     $  (1,600,291)   $  (5,239,668)   $  (3,911,414)   $  (8,215,663)
    In excess of net investment income                                        --               --          (27,998)        (233,107)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                $  (1,600,291)   $  (5,239,668)   $  (3,939,412)   $  (8,448,770)
------------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest (Note 3) --
    Proceeds from sale of shares                                   $   3,990,498    $   8,472,887    $   3,803,859    $   7,140,035
    Net asset value of shares issued to shareholders
        in payment of distributions declared                             778,827        2,826,305        1,976,726        4,174,817
    Cost of shares redeemed                                           (3,526,815)     (16,659,034)     (13,242,423)     (30,304,252)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
    share transactions                                             $   1,242,510    $  (5,359,842)   $  (7,461,838)   $ (18,989,400)
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets                              $   1,157,681    $  (4,582,628)   $  (7,425,508)   $ (18,561,362)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                               $  31,835,838    $ 113,825,950    $  89,810,716    $ 188,449,932
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                                     $  32,993,519    $ 109,243,322    $  82,385,208    $ 169,888,570
------------------------------------------------------------------------------------------------------------------------------------

Accumulated undistributed
(distributions in excess of)
net investment income
included in net assets
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                                     $      29,440    $     158,723    $     (28,094)   $    (235,934)
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Municipals Funds as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended August 31, 1996

                                                                                       Marathon        Marathon
                                                                   Marathon         South Carolina     Tennessee       Marathon
Increase (Decrease) in Net Assets                                Oregon Fund             Fund            Fund        Virginia Fund
------------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                                          $   6,037,800    $   2,767,504    $   2,524,350    $   8,440,230
    Net realized gain (loss) on investments                             (926,072)         657,297           53,224          182,208
    Net change in unrealized appreciation (depreciation)
        of investments                                                   449,198         (482,418)         342,049          134,532
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                         $   5,560,926    $   2,942,383    $   2,919,623    $   8,756,970
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
    From net investment income                                     $  (6,124,280)   $  (2,772,456)   $  (2,618,373)   $  (8,440,230)
    In excess of net investment income                                   (35,444)              --           (6,689)        (112,564)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                $  (6,159,724)   $  (2,772,456)   $  (2,625,062)   $  (8,552,794)
------------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest (Note 3) --
    Proceeds from sale of shares                                   $   5,131,313    $   4,707,873    $   3,438,193    $   8,059,179
    Net asset value of shares issued to shareholders
        in payment of distributions declared                           3,457,570        1,214,658        1,338,936        4,376,528
    Cost of shares redeemed                                          (24,465,802)      (8,830,561)      (8,022,902)     (26,256,727)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from Fund share transactions            $ (15,876,919)   $  (2,908,030)   $  (3,245,773)   $ (13,821,020)
------------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                                         $ (16,475,717)   $  (2,738,103)   $  (2,951,212)   $ (13,616,844)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                               $ 145,055,760    $  59,955,259    $  57,483,772    $ 189,535,222
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                                     $ 128,580,043    $  57,217,156    $  54,532,560    $ 175,918,378
------------------------------------------------------------------------------------------------------------------------------------

Accumulated undistributed
(distributions in excess of)
net investment income
included in net assets
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                                     $     (35,444)   $     139,873    $      (6,689)   $    (132,364)
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Municipals Funds as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                   Marathon Alabama Fund
                                                 -----------------------------------------------------------------------------------
                                                                                        Year Ended
                                                 -----------------------------------------------------------------------------------
                                                                      August 31,                                  September 30,
                                                 -------------------------------------------------------     -----------------------
                                                   1997           1996            1995           1994*         1993       1992**
------------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year             $ 10.460       $  10.440       $ 10.210        $ 11.060     $ 10.340    $ 10.000
------------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                            $  0.469       $   0.470       $  0.479        $  0.425     $  0.475    $  0.208
Net realized and unrealized gain (loss)
 on investments                                     0.386           0.030          0.244          (0.769)       0.837       0.385++
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations              $  0.855       $   0.500       $  0.723        $ (0.344)    $  1.312    $  0.593
------------------------------------------------------------------------------------------------------------------------------------


Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                       $ (0.465)      $  (0.480)      $ (0.479)       $ (0.425)    $ (0.475)   $ (0.208)
In excess of net investment income                     --              --         (0.014)         (0.081)      (0.117)     (0.045)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                              $ (0.465)      $  (0.480)      $ (0.493)       $ (0.506)    $ (0.592)   $ (0.253)
------------------------------------------------------------------------------------------------------------------------------------


Net asset value -- End of year                   $ 10.850       $  10.460       $ 10.440        $ 10.210     $ 11.060    $ 10.340
------------------------------------------------------------------------------------------------------------------------------------


Total Return /(1)/                                   8.33%           4.85%          7.38%          (3.18)%      13.09%       5.71%
------------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data+++
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000 omitted)            $ 96,154       $ 101,692       $108,642        $105,553     $ 84,621    $ 21,105
Ratio of net expenses to average daily
 net assets /(2)//(3)/                               1.60%           1.57%          1.51%           1.43%+       1.37%       1.01%+
Ratio of net expenses to average daily net
 assets, after custodian fee reduction /(2)/         1.59%           1.52%            --              --           --          --
Ratio of net investment income to average
 daily net assets                                    4.39%           4.44%          4.74%           4.35%+       4.30%       4.49%+
Portfolio Turnover /(4)/                               --              --             --              --           15%         13%
------------------------------------------------------------------------------------------------------------------------------------

+++ The operating expenses of the Fund and the Portfolio may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:


Ratios (As a percentage of average daily net assets):
    Expenses /(2)/                                                                                               1.49%       1.50%+
    Net investment income                                                                                        4.18%       4.00%+
Net investment income per share                                                                              $  0.462    $  0.185
------------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
++ The per share amount is not in accordance with the net realized and unrealized gain for the period because of timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
*     For the eleven months ended August 31, 1994.
** For the period from the start of business, May 1, 1992, to September 30, 1992.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the reporting periods ended August 31, 1996 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to its respective Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.


                       See notes to financial statements

EV Marathon Municipals Funds as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                                          Marathon Arkansas Fund
                                                                    --------------------------------------------------------------
                                                                                                Year Ended
                                                                    --------------------------------------------------------------
                                                                                      August 31,                        Sept. 30,
---------------------------------------------------------------------------------------------------------------       ------------
                                                                      1997        1996       1995       1994**          1993*
----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                                $ 10.190    $ 10.250    $10.140    $ 10.910       $ 10.000
----------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                               $  0.445    $  0.450    $ 0.460    $  0.431       $  0.471
Net realized and unrealized gain (loss) on investments                 0.324      (0.038)     0.132      (0.703)         1.025
----------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                                 $  0.769    $  0.412    $ 0.592    $ (0.272)      $  1.496
----------------------------------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------------------------------
From net investment income                                          $ (0.445)   $ (0.471)   $(0.460)   $ (0.431)      $ (0.471)
In excess of net investment income                                    (0.004)     (0.001)    (0.022)     (0.067)        (0.115)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 $ (0.449)   $ (0.472)   $(0.482)   $ (0.498)      $ (0.586)
----------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                                      $ 10.510    $ 10.190    $10.250    $ 10.140       $ 10.910
----------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                                       7.70%       4.05%      6.15%      (2.53)%        15.00%
----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data ++
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000 omitted)                               $ 61,322    $ 72,868    $80,823    $ 82,436       $ 59,205
Ratio of net expenses to average daily net assets/(2)(3)/               1.60%       1.56%      1.50%       1.17%+         0.88%+
Ratio of net expenses to average daily net assets, after
     custodian fee reduction/(2)/                                       1.59%       1.54%        --          --             --
Ratio of net investment income to average daily net assets              4.31%       4.34%      4.67%       4.47%+         4.27%+
Portfolio Turnover/(4)/                                                   --          --         --           5%            13%
----------------------------------------------------------------------------------------------------------------------------------

++ The operating expenses of the Fund and the Portfolio may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
    Expenses/(2)/                                                                                          1.40%+         1.42%+
    Net investment income                                                                                  4.24%+         3.73%+
Net investment income per share                                                                        $  0.409       $  0.411
----------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
* For the period from the start of business, October 2, 1992, to September 30, 1993.
**    For the eleven months ended August 31, 1994.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the reporting periods ended August 31, 1996 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to its respective Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                       See notes to financial statements

EV Marathon Municipals Funds as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                  Marathon Georgia Fund
                                                         ---------------------------------------------------------------------------
                                                                                       Year Ended
                                                         ---------------------------------------------------------------------------
                                                                          August 31,                                 Sept. 30,
----------------------------------------------------------------------------------------------------------  ------------------------
                                                        1997          1996         1995         1994**        1993        1992*
------------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                   $  9.810     $  9.790      $   9.800     $ 10.750     $  10.120    $ 10.000
------------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
Net investment income                                  $  0.449     $  0.451      $   0.450     $  0.413     $   0.459    $  0.380
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments    0.336        0.024          0.007++     (0.841)        0.776       0.215
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                    $  0.785     $  0.475      $   0.457     $ (0.428)    $   1.235    $  0.595
------------------------------------------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                             $ (0.455)    $ (0.455)     $  (0.450)    $ (0.413)    $  (0.459)   $ (0.380)
In excess of net investment income                           --           --         (0.017)      (0.065)       (0.129)     (0.095)
From net realized gain on investments                        --           --             --           --        (0.017)         --
In excess of net realized gain on investments                --           --             --       (0.044)           --          --
------------------------------------------------------------------------------------------------------------------------------------

Total distributions                                    $ (0.455)    $ (0.455)     $  (0.467)    $ (0.522)    $  (0.605)   $ (0.475)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                         $ 10.140     $  9.810      $   9.790     $  9.800     $  10.750    $ 10.120
------------------------------------------------------------------------------------------------------------------------------------

Total Return(1)                                            8.16%        4.91%          4.90%       (4.08)%       12.60%       5.85%
------------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data+++
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000 omitted)                  $ 93,128     $106,992      $ 120,143     $134,481     $ 120,043    $ 42,156
Ratio of net expenses to average daily net assets(2)(3)    1.59%        1.58%          1.49%        1.41%+        1.52%       1.13%+
Ratio of net expenses to average daily net assets,
    after custodian fee reduction(2)                       1.57%        1.52%            --           --            --          --
Ratio of net investment income to average daily net
    assets                                                 4.48%        4.55%          4.72%        4.39%+        4.27%       4.72%+
Portfolio Turnover(4)                                        --           --             --            --           20%         33%
------------------------------------------------------------------------------------------------------------------------------------

+++ The operating expenses of the Fund and the Portfolio may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
     Expenses (2)                                                                                                             1.61%+
Net investment income                                                                                                         4.24%+
Net investment income per share                                                                                            $ 0.341
------------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
++ The per share amount is not in accord with the net realized and unrealized gain for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
* For the period from the start of business, December 23, 1991, to September 30, 1992.
**    For the eleven months ended August 31, 1994.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the reporting periods ended August 31, 1996 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to its respective Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.


                       See notes to financial statements

EV Marathon Municipals Funds as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                                   Marathon Kentucky Fund
                                                       -----------------------------------------------------------------------------
                                                                                         Year Ended
                                                       -----------------------------------------------------------------------------
                                                                           August 31,                               Sept. 30,
                                                       ------------------------------------------------      -----------------------
                                                         1997         1996          1995        1994*          1993         1992**
------------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                   $  9.970      $ 9.990      $  9.850     $ 10.780      $ 10.090      $10.000
------------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                  $  0.456      $ 0.450      $  0.458     $  0.415      $  0.462      $ 0.363
Net realized and unrealized gain (loss) on
    investments                                           0.435       (0.009)++      0.163       (0.811)        0.820        0.192
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                    $  0.891      $ 0.441      $  0.621     $ (0.396)     $  1.282      $ 0.555
------------------------------------------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                             $ (0.451)     $(0.450)     $ (0.458)     $(0.415)     $ (0.462)     $(0.363)
In excess of net investment income                           --       (0.011)       (0.023)      (0.075)       (0.125)      (0.102)
From net realized gain on investments                        --           --            --           --        (0.005)          --
In excess of net realized gain on investments                --           --            --       (0.044)           --           --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                    $ (0.451)     $(0.461)     $ (0.481)     $(0.534)     $ (0.592)     $(0.465)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                         $ 10.410      $ 9.970      $  9.990      $ 9.850      $ 10.780      $10.090
------------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                          9.12%        4.45%         6.61%       (3.78)%       13.05%       5.45%
------------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+++
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000 omitted)                  $121,376     $131,357      $143,106     $141,994      $120,093      $46,835
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average daily net assets
   /(2)(3)/                                                1.60%        1.57%         1.52%        1.44%+        1.50%        1.44%+
Ratio of net expenses to average daily net assets,
    after custodian fee reduction/(2)/                     1.57%        1.54%           --           --            --           --
Ratio of net investment income to average daily net
    assets                                                 4.50%        4.45%         4.74%        4.39%+        4.29%        4.56%+
Portfolio Turnover/(4)/                                      --           --            --           --            21%          64%
------------------------------------------------------------------------------------------------------------------------------------

+++ The operating expenses of the Fund and the Portfolio may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
                                                                                                                          1.52%+
    Expenses/(2)/
    Net investment income                                                                                                 4.48%+
Net investment income per share                                                                                         $0.357
------------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
++ The per share amount is not in accord with the net realized and unrealized loss for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
*     For the eleven months ended August 31, 1994.
** For the period from the start of business, December 23, 1991, to September 30, 1992.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the reporting periods ended August 31, 1996 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to its respective Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                       See notes to financial statements

EV Marathon Municipals Funds as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                     Marathon Louisiana Fund
                                                              ----------------------------------------------------------------------
                                                                                            Year Ended
                                                              ----------------------------------------------------------------------
                                                                                  August 31,                              Sept. 30,
                                                              ----------------------------------------------------      ------------
                                                               1997           1996          1995          1994**           1993*
------------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                          $  9.960       $  9.980      $ 10.010       $ 11.130      $ 10.000
------------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                         $  0.482       $  0.486      $  0.487       $  0.447      $  0.478
Net realized and unrealized gain (loss) on investments           0.350         (0.016)       (0.006)++      (0.937)        1.234

Total income (loss) from operations                           $  0.832       $  0.470      $  0.481       $ (0.490)     $  1.712
------------------------------------------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                                    $ (0.482)      $ (0.490)     $ (0.487)      $ (0.447)     $ (0.478)
In excess of net investment income                                  --             --        (0.024)        (0.074)       (0.104)
In excess of net realized gain on investments                       --             --            --         (0.109)           --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $ (0.482)      $ (0.490)     $ (0.511)      $ (0.630)     $ (0.582)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                                $ 10.310       $  9.960      $  9.980       $ 10.010      $ 11.130
------------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                                 8.52%          4.77%         5.08%         (4.56)%       17.26%
------------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+++
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000 omitted)                         $ 31,996       $ 32,994      $ 31,836       $ 29,020      $ 17,935
Ratio of net expenses to average daily net assets/(2)(3)/         1.54%          1.41%         1.31%          1.08%+        1.07%+
Ratio of net expenses to average daily net assets, after
    custodian fee reduction/(2)/                                  1.52%          1.34%           --             --            --
Ratio of net investment income to average daily net assets        4.74%          4.82%         4.97%          4.62%+        4.27%+
Portfolio Turnover/(4)/                                             --             --            --             14%           86%
------------------------------------------------------------------------------------------------------------------------------------

+++ The operating expenses of the Fund and the Portfolio may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:


Ratios (As a percentage of average daily net assets):
    Expenses/(2)(3)/                                                              1.53%         1.42%          1.44%+        1.76%+
    Expenses after custodian fee reduction/(2)/                                   1.45%           --             --            --
    Net investment income                                                         4.70%         4.86%          4.26%+        3.58%+
Net investment income per share                                               $  0.474      $  0.470       $  0.412      $  0.401
------------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
++ The per share amount is not in accord with the net realized and unrealized loss for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
* For the period from the start of business, October 2, 1992, to September 30, 1993.
**    For the eleven months ended August 31, 1994.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the reporting periods ended August 31, 1996 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to its respective Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                       See notes to financial statements

EV Marathon Municipals Funds as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                                Marathon Maryland Fund
                                                 -----------------------------------------------------------------------------------
                                                                                      Year Ended
                                                 -----------------------------------------------------------------------------------
                                                                      August 31,                                   Sept. 30,
------------------------------------------------------------------------------------------------------    --------------------------
                                                   1997          1996           1995          1994*          1993         1992**
------------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year             $ 10.300      $ 10.230       $ 10.070      $ 11.070       $ 10.290      $ 10.000
------------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                            $  0.453      $  0.464       $  0.476      $  0.428       $  0.466      $  0.303
Net realized and unrealized gain (loss) on
    investments                                     0.419         0.086          0.169        (0.922)         0.890         0.375++
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations              $  0.872      $  0.550       $  0.645      $ (0.494)      $  1.356      $  0.678
------------------------------------------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                       $ (0.462)     $ (0.480)      $ (0.476)     $ (0.428)      $ (0.466)     $ (0.303)
In excess of net investment income                     --            --         (0.009)       (0.070)        (0.110)       (0.085)
In excess of net realized gain on investments          --            --             --        (0.008)            --            --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                              $ (0.462)     $ (0.480)      $ (0.485)     $ (0.506)      $ (0.576)     $ (0.388)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                   $ 10.710      $ 10.300       $ 10.230      $ 10.070       $ 11.070      $ 10.290
------------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                    8.64%         5.44%          6.71%        (4.56)%        13.61%         6.65%
------------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+++
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000 omitted)            $105,671      $109,243       $113,826      $116,721       $ 95,226      $ 29,180
Ratio of net expenses to average daily net
    assets/(2)(3)/                                   1.57%         1.57%          1.50%         1.43%+         1.43%         1.30%+
Ratio of net expenses to average daily net
    assets, after custodian fee reduction/(2)/       1.54%         1.55%            --            --             --            --
Ratio of net investment income to average daily
    net assets                                       4.30%         4.46%          4.82%         4.44%+         4.28%         4.25%+
Portfolio Turnover/(4)/                                --            --             --            --             12%            3%
------------------------------------------------------------------------------------------------------------------------------------

+++ The operating expenses of the Fund and the Portfolio may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:


Ratios (As a percentage of average daily net assets):
    Expenses/(2)/                                                                                              1.48%         1.62%+
    Net investment income                                                                                      4.23%         3.93%+
Net investment income per share                                                                            $  0.461      $  0.280
------------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
++ The per share amount is not in accord with the net realized and unrealized gain for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
*     For the eleven months ended August 31, 1994.
** For the period from the start of business, February 3, 1992 to September 30, 1992.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the reporting periods ended August 31, 1996 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to its respective Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                       See notes to financial statements

EV Marathon Municipals Funds as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                                 Marathon Missouri Fund
                                                  ----------------------------------------------------------------------------------
                                                                                       Year Ended
                                                  ----------------------------------------------------------------------------------
                                                                       August 31,                                   Sept. 30,
                                                  ---------------------------------------------------       ------------------------
                                                    1997          1996           1995        1994**           1993         1992*
------------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year              $ 10.510      $ 10.510       $ 10.240      $ 11.250       $ 10.400      $ 10.000
------------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                             $  0.478      $  0.476       $  0.477      $  0.423       $  0.470      $  0.200
Net realized and unrealized gain (loss) on
    investments                                      0.493         0.003          0.289        (0.904)         1.005         0.455
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations               $  0.971      $  0.479       $  0.766      $ (0.481)      $  1.475      $  0.655
------------------------------------------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                        $ (0.471)     $ (0.476)      $ (0.477)     $ (0.423)      $ (0.470)     $ (0.200)
In excess of net investment income                      --        (0.003)        (0.019)       (0.084)        (0.128)       (0.055)
In excess of net realized gain on investments           --            --             --        (0.022)        (0.027)           --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                               $ (0.471)     $ (0.479)      $ (0.496)     $ (0.529)      $ (0.625)     $ (0.255)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                    $ 11.010      $ 10.510       $ 10.510      $ 10.240       $ 11.250      $ 10.400
------------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                     9.42%         4.60%          7.82%        (4.33)%        14.66%         6.33%
------------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data++
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000 omitted)             $ 77,479      $ 82,385       $ 89,811      $ 91,227       $ 76,653      $ 25,225
Ratio of net expenses to average daily net
    assets/(2)(3)/                                    1.57%         1.56%          1.53%         1.49%+         1.52%         1.32%+
Ratio of net expenses to average daily net
    assets, after custodian
    fee reduction/(2)/                                1.56%         1.54%            --            --             --            --
Ratio of net investment income to average daily
    net assets                                        4.44%         4.47%          4.72%         4.30%+         4.23%         4.31%+
Portfolio Turnover/(4)/                                 --            --             --            --             14%           21%
------------------------------------------------------------------------------------------------------------------------------------

++ The operating expenses of the Fund and the Portfolio may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:


Ratios (As a percentage of average daily net assets):
    Expenses/(2)/                                                                                              1.55%         1.49%+
    Net investment income                                                                                      4.20%         4.14%+
Net investment income per share                                                                            $  0.467      $  0.192
------------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
*     For the period from the start of business, May 1, 1992, to September 30,
      1992.
**    For the eleven months ended August 31, 1994.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the reporting periods ended August 31, 1996 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to its respective Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.


                       See notes to financial statements

EV Marathon Municipals Funds as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                             Marathon North Carolina Fund
                                                 -----------------------------------------------------------------------------------
                                                                                      Year Ended
                                                 -----------------------------------------------------------------------------------
                                                                     August 31,                                  Sept. 30,
----------------------------------------------------------------------------------------------------       -------------------------
                                                   1997          1996           1995         1994*           1993        1992**
------------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year             $  9.970      $  9.960       $  9.970      $ 10.940       $ 10.300      $ 10.000
------------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                            $  0.452      $  0.452       $  0.466      $  0.423       $  0.468      $  0.456
Net realized and unrealized gain (loss) on
    investments                                     0.378         0.026          0.011++      (0.895)         0.794         0.423++
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations              $  0.830      $  0.478       $  0.477      $ (0.472)      $  1.262      $  0.879
------------------------------------------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                       $ (0.455)     $ (0.455)      $ (0.466)     $ (0.423)      $ (0.468)     $ (0.456)
In excess of net investment income                 (0.005)       (0.013)        (0.021)       (0.075)        (0.120)       (0.123)
In excess of net realized gain on investments          --            --             --            --         (0.034)           --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                              $ (0.460)     $ (0.468)      $ (0.487)     $ (0.498)      $ (0.622)     $ (0.579)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                   $ 10.340      $  9.970       $  9.960      $  9.970       $ 10.940      $ 10.300
------------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                    8.50%         4.83%          5.03%        (4.40)%        12.69%         8.75%
------------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+++
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000 omitted)            $151,564      $169,889       $188,450      $192,667       $173,828      $ 71,733
Ratio of net expenses to average daily net
    assets/(2)(3)/                                   1.60%         1.59%          1.51%         1.42%+         1.52%         1.35%+
Ratio of net expenses to average daily net
    assets, after custodian
    fee reduction/(2)/                               1.58%         1.54%            --            --             --            --
Ratio of net investment income to average daily
    net assets                                       4.48%         4.47%          4.78%         4.43%+         4.34%         4.54%+
Portfolio Turnover/(4)/                                --            --             --            --             16%           52%
------------------------------------------------------------------------------------------------------------------------------------

+++ The operating expenses of the Fund and the Portfolio may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
    Expenses/(2)/                                                                                                            1.57%+
    Net investment income                                                                                                    4.32%+
Net investment income per share                                                                                           $ 0.434
------------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
++ The per share amount is not in accord with the net realized and unrealized gain for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
*     For the eleven months ended August 31, 1994.
** For the period from the start of business, October 23, 1991, to September 30, 1992.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the reporting periods ended August 31, 1996 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to its respective Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.


                       See notes to financial statements

EV Marathon Municipals Funds as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                                 Marathon Oregon Fund
                                                -----------------------------------------------------------------------------------
                                                                                      Year Ended
                                                ------------------------------------------------------------------------------------
                                                                     August 31,                                   Sept. 30,
                                                ----------------------------------------------------       -------------------------
                                                   1997          1996           1995         1994*           1993        1992**
------------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year             $ 10.240      $ 10.310       $ 10.090      $ 11.130       $ 10.270      $ 10.000
------------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                            $  0.456      $  0.450       $  0.455      $  0.415       $  0.459      $  0.351
Net realized and unrealized gain (loss) on
    investments                                     0.266        (0.061)         0.241        (0.869)         0.983         0.368
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations              $  0.722      $  0.389       $  0.696      $ (0.454)      $  1.442      $  0.719
------------------------------------------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                       $ (0.452)     $ (0.457)      $ (0.455)     $ (0.415)      $ (0.459)     $ (0.351)
In excess of net investment income                     --        (0.002)        (0.021)       (0.078)        (0.117)       (0.098)
From net realized gain on investments                  --            --             --        (0.093)        (0.006)           --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                              $ (0.452)     $ (0.459)      $ (0.476)     $ (0.586)      $ (0.582)     $ (0.449)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                   $ 10.510      $ 10.240       $ 10.310      $ 10.090       $ 11.130      $ 10.270
------------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                    7.20%         3.80%          7.22%        (4.21)%        14.47%         7.10%
------------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data++
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000 omitted)            $112,586      $128,580       $145,056      $151,127       $128,229      $ 41,703
Ratio of net expenses to average daily net
    assets/(2)(3)/                                   1.63%         1.56%          1.53%         1.43%+         1.55%         1.47%+
Ratio of net expenses to average daily net
    assets, after custodian
    fee reduction/(2)/                               1.63%         1.53%            --            --             --            --
Ratio of net investment income to average daily
    net assets                                       4.41%         4.33%          4.59%         4.28%+         4.22%         4.27%+
Portfolio Turnover/(4)/                                --            --             --            --             23%           44%
------------------------------------------------------------------------------------------------------------------------------------

++ The operating expenses of the Fund and the Portfolio may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
    Expenses/(2)/                                                                                                            1.63%+
    Net investment income                                                                                                    4.11%+
Net investment income per share                                                                                          $  0.338
------------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
*     For the eleven months ended August 31, 1994.
** For the period from the start of business, December 24, 1991, to September 30, 1992.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the reporting periods ended August 31, 1996 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to its respective Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.


                       See notes to financial statements

EV Marathon Municipals Funds as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                  Marathon South Carolina Fund
                                                                 -------------------------------------------------------------
                                                                                           Year Ended
                                                                 -------------------------------------------------------------
                                                                                       August 31,                    Sept. 30,
                                                                 ------------------------------------------------    ---------
                                                                      1997         1996        1995        1994*       1993**
------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                             $   10.020   $   10.000   $   9.940   $  10.890    $   10.000
------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                            $    0.463   $    0.467   $   0.460   $   0.408    $    0.461
Net realized and unrealized gain (loss) on investments                0.364        0.021       0.071      (0.870)        0.986
------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                              $    0.827   $    0.488   $   0.531   $  (0.462)   $    1.447
------------------------------------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------------------------------------
From net investment income                                       $   (0.467)  $   (0.468)  $  (0.460)  $  (0.408)   $   (0.461)
In excess of net investment income                                       --           --      (0.011)     (0.080)       (0.096)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                              $   (0.467)  $   (0.468)  $  (0.471)  $  (0.488)   $   (0.557)
------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                                   $   10.380   $   10.020   $  10.000   $   9.940    $   10.890
------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                                      8.41%        4.92%       5.64%      (4.33)%       14.50%
------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+++
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000 omitted)                            $   52,686   $   57,217   $  59,955   $  59,878    $   43,169
Ratio of net expenses to average daily net assets/(2)(3)/              1.63%        1.60%       1.49%       1.36%+        1.07%+
Ratio of net expenses to average daily net assets, after
  custodian fee reduction/(2)/                                         1.62%        1.58%         --          --            --
Ratio of net investment income to average daily net assets             4.50%        4.60%       4.77%       4.27%+        4.22%+
Portfolio Turnover/(4)/                                                  --           --          --           3%           13%
------------------------------------------------------------------------------------------------------------------------------

+++ The operating expenses of the Fund and the Portfolio may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratio (As a percentage of average daily net assets):
    Expenses/(2)/                                                                                                         1.44%+
    Net investment income                                                                                                 3.85%+
Net investment income per share                                                                                     $    0.421
------------------------------------------------------------------------------------------------------------------------------

+    Annualized.
*    For the eleven months ended August 31, 1994.
** For the period from the start of business, October 2, 1992, to September 30, 1993.
/(1)/Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/The expense ratios for the reporting periods ended August 31, 1996 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to its respective Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                       See notes to financial statements

EV Marathon Municipals Funds as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                               Marathon Tennessee Fund
                                              --------------------------------------------------------------------------------------
                                                                                      Year Ended
                                              --------------------------------------------------------------------------------------
                                                                     August 31,                                     Sept. 30,
                                              ------------------------------------------------------       -------------------------
                                                   1997          1996           1995         1994*           1993        1992**
------------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year             $ 10.150      $ 10.110       $ 10.020      $ 11.070       $ 10.010      $ 10.000
------------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                            $  0.453      $  0.457       $  0.468      $  0.426       $  0.466      $  0.040
Net realized and unrealized gain (loss) on
    investments                                     0.436         0.059          0.115        (0.848)         1.158         0.027++
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations              $  0.889      $  0.516       $  0.583      $ (0.422)      $  1.624      $  0.067
------------------------------------------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                       $ (0.453)     $ (0.475)      $ (0.468)     $ (0.426)      $ (0.466)     $ (0.040)
In excess of net investment income                 (0.006)       (0.001)        (0.025)       (0.071)        (0.098)       (0.017)
From net realized gain on investments                  --            --             --        (0.094)            --            --
In excess of net realized gain on investments          --            --             --        (0.037)            --            --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                              $ (0.459)     $ (0.476)      $ (0.493)     $ (0.628)      $ (0.564)     $ (0.057)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                   $ 10.580      $ 10.150       $ 10.110      $ 10.020       $ 11.070      $ 10.010
------------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                    8.95%         5.16%          6.12%        (3.93)%        16.97%         0.01%
------------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+++
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000 omitted)            $ 51,712      $ 54,533       $ 57,484      $ 55,379       $ 39,648      $  3,475
Ratio of net expenses to average daily net
    assets/(2)(3)/                                   1.54%         1.53%          1.47%         1.37%+         1.30%         1.00%+
Ratio of net expenses to average daily net
    assets, after  custodian fee reduction/(2)/      1.53%         1.51%            --            --             --            --
Ratio of net investment income to average daily
    net assets                                       4.39%         4.45%          4.77%         4.44%+         4.24%         2.91%+
Portfolio Turnover/(4)/                                --            --             --            --             28%            0%
------------------------------------------------------------------------------------------------------------------------------------

+++ The operating expenses of the Fund and the Portfolio may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:


Ratios (As a percentage of average daily net assets):
    Expenses/(2)/                                                                                              1.61%         2.10%+
    Net investment income                                                                                      3.93%         1.81%+
Net investment income per share                                                                            $  0.432      $  0.025
------------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
++ The per share amount is not in accord with the net realized and unrealized gain for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
*     For the eleven months ended August 31, 1994.
** For the period from the start of business, August 25, 1992, to September 30, 1992.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the reporting periods ended August 31, 1996 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to its respective Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                       See notes to financial statements

EV Marathon Municipals Funds as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                    -------------------------------------------------------------------------------
                                                                               Marathon Virginia Fund
                                                    -------------------------------------------------------------------------------
                                                                                      Year Ended
                                                    -------------------------------------------------------------------------------
                                                                         August 31,                                Sept. 30,
-----------------------------------------------------------------------------------------------------------------------------------
                                                      1997         1996          1995           1994*         1993         1992
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value --   Beginning of year             $  10.260    $  10.260    $   10.120     $   11.060    $   10.460    $  10.200
-----------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                              $   0.467    $   0.471    $    0.479     $    0.438    $    0.483    $   0.526
Net realized and unrealized gain (loss)
  on investments                                       0.369        0.006         0.161         (0.864)        0.762        0.385
-----------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                $   0.836    $   0.477    $    0.640     $   (0.426)   $    1.245    $   0.911
-----------------------------------------------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------------------------------------------
From net investment income                         $  (0.466)   $  (0.471)   $   (0.479)    $   (0.438)   $   (0.483)   $  (0.526)
In excess of net investment income                        --       (0.006)       (0.021)        (0.076)       (0.130)      (0.120)
From net realized gain on investments                     --           --            --             --        (0.022)      (0.005)
In excess of net realized gain on investments             --           --            --             --        (0.010)          --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                $  (0.466)   $  (0.477)   $   (0.500)    $   (0.514)   $   (0.645)   $  (0.651)
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                     $  10.630    $  10.260    $   10.260     $   10.120    $   11.060    $  10.460
-----------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                       8.31%        4.67%         6.62%         (3.95)%       12.33%        9.16%
-----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+++
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000 omitted)              $ 159,603    $ 175,918    $  189,535     $  193,420    $  175,426    $  72,629
Ratio of net expenses to average daily net
  assets/(2)(3)/                                        1.60%        1.56%         1.50%          1.44%++       1.52%        1.36%
Ratio of net expenses to average daily net
     assets, after custodian fee reduction/(2)/         1.57%        1.53%           --             --            --           --
Ratio of net investment income to average
    daily net assets                                    4.47%        4.52%         4.81%          4.51%++       4.42%        4.86%
Portfolio Turnover/(4)/                                   --           --            --             --            27%          85%
-----------------------------------------------------------------------------------------------------------------------------------

+++ The operating expenses of the Fund and the Portfolio may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:


Ratios (As a percentage of average daily net assets):
    Expenses/(2)/                                               1.59%
    Net investment income                                       4.63%
Net investment income per share                            $   0.501
-----------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
*     For the eleven months ended August 31, 1994.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the reporting periods ended August 31, 1996 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to its respective Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.


                       See notes to financial statements

EV Marathon Municipals Funds as of August 31, 1997

NOTES TO FINANCIAL STATEMENTS


1   Significant Accounting Policies
    ----------------------------------------------------------------------------
    Eaton Vance Municipals Trust (the Trust) is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of sixty Funds, twelve of the non-diversified funds are included in these financial statements. They include EV Marathon Alabama Municipals Fund ("Marathon Alabama Fund"), EV Marathon Arkansas Municipals Fund ("Marathon Arkansas Fund"), EV Marathon Georgia Municipals Fund ("Marathon Georgia Fund"), EV Marathon Kentucky Municipals Fund ("Marathon Kentucky Fund"), EV Marathon Louisiana Municipals Fund ("Marathon Louisiana Fund"), EV Marathon Maryland Municipals Fund ("Marathon Maryland Fund"), EV Marathon Missouri Municipals Fund ("Marathon Missouri Fund"), EV Marathon North Carolina Municipals Fund ("Marathon North Carolina Fund"), EV Marathon Oregon Municipals Fund ("Marathon Oregon Fund"), EV Marathon South Carolina Municipals Fund ("Marathon South Carolina Fund"), EV Marathon Tennessee Municipals Fund ("Marathon Tennessee Fund") and EV Marathon Virginia Municipals Fund ("Marathon Virginia Fund"). Each Fund invests all of its investable assets in interests in a separate corresponding open-end management investment company (a "Portfolio"), a New York Trust, having the same investment objective as its corresponding Fund. The Marathon Alabama Fund invests its assets in the Alabama Municipals Portfolio, the Marathon Arkansas Fund invests its assets in the Arkansas Municipals Portfolio, the Marathon Georgia Fund invests its assets in the Georgia Municipals Portfolio, the Marathon Kentucky Fund invests its assets in the Kentucky Municipals Portfolio, the Marathon Louisiana Fund invests its assets in the Louisiana Municipals Portfolio, the Marathon Maryland Fund invests its assets in the Maryland Municipals Portfolio, the Marathon Missouri Fund invests its assets in the Missouri Municipals Portfolio, the Marathon North Carolina Fund invests its assets in the North Carolina Municipals Portfolio, the Marathon Oregon Fund invests its assets in the Oregon Municipals Portfolio, the Marathon South Carolina Fund invests its assets in the South Carolina Municipals Portfolio, the Marathon Tennessee Fund invests its assets in the Tennessee Municipals Portfolio and the Marathon Virginia Fund invests its assets in the Virginia Municipals Portfolio. The value of each Fund's investment in its corresponding Portfolio reflects the Fund's proportionate interest in the net assets of that Portfolio (94.3%, 98.2%, 98.1%, 98.9%, 93.2%, 98.8%, 97.3%, 90.8%,
    99.4%, 98.0%, 95.5% and 99.1% at August 31, 1997 for the Marathon Alabama Fund, Marathon Arkansas Fund, Marathon Georgia Fund, Marathon Kentucky Fund, Marathon Louisiana Fund, Marathon Maryland Fund, Marathon Missouri Fund, Marathon North Carolina Fund, Marathon Oregon Fund, Marathon South Carolina Fund, Marathon Tennessee Fund and Marathon Virginia Fund, respectively). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements.

    On June 23, 1997, the Board of Trustees of the Trust adopted a multiple class plan for the Funds which permit the Funds to issue more than one class of shares. Initially, the Funds will offer two classes of shares and, effective September 1, 1997, the existing shares of the Fund will be designated as Class B Shares.

    On June 23, 1997, the Board of Trustees also approved a Plan of Reorganization (the "Plan") for the Trust. Under the terms of the Plan, the Marathon Alabama Fund, Marathon Arkansas Fund, Marathon Georgia Fund, Marathon Kentucky Fund, Marathon Louisiana Fund, Marathon Maryland Fund, Marathon Missouri Fund, Marathon North Carolina Fund, Marathon Oregon Fund, Marathon South Carolina Fund, Marathon Tennessee Fund, and Marathon Virginia Fund (the Marathon Funds), separate series of the Trust, will acquire substantially all of the assets and liabilities of the EV Traditional Alabama Municipals Fund, EV Traditional Arkansas Municipals Fund, EV Traditional Georgia Municipals Fund, EV Traditional Kentucky Municipals Fund, EV Traditional Louisiana Municipals Fund, EV Traditional Maryland Municipals Fund, EV Traditional Missouri Municipals Fund and EV Traditional North Carolina Municipals Fund, EV Traditional Oregon Municipals Fund, EV Traditional South Carolina Municipals Fund, EV Traditional Tennessee Municipals Fund, and EV Traditional Virginia Municipals Fund, respectively (the Traditional Funds). The transactions will be structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code. As a result of the reorganization, shareholders of the Traditional Funds will receive Class A Shares of the Marathon Funds. The reorganization will occur after the close of business, August 31, 1997.

EV Marathon Municipals Funds as of August 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D




    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

    A Investment Valuation -- Valuation of securities by the Portfolios is discussed in Note 1A of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

    B Income -- Each Fund's net investment income consists of the Fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each Fund determined in accordance with generally accepted accounting principles.

    C Federal Taxes -- Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At August 31, 1997, the Funds, for federal income tax purposes, had capital loss carryovers which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The amounts and expiration dates of the capital loss carryovers are as follows:

        Fund                            Amount                Expires
    ----------------------------------------------------------------------------
      Marathon Alabama Fund          $     94,556         August, 31, 2005
                                          826,540         August, 31, 2004
                                        1,877,237         August, 31, 2003
                                          362,951         August, 31, 2002
                                            1,050         August, 31, 2000
      Marathon Arkansas Fund              244,989         August, 31, 2005
                                        1,802,164         August, 31, 2004
                                          561,676         August, 31, 2003
                                          241,061         August, 31, 2002
      Marathon Georgia Fund             6,622,861         August, 31, 2004
                                          926,209         August, 31, 2003
      Marathon Kentucky Fund              191,867         August, 31, 2005
                                        2,909,053         August, 31, 2004
                                        1,058,248         August, 31, 2003
      Marathon Louisiana Fund             240,786         August, 31, 2005
                                        1,622,700         August, 31, 2004
                                          278,670         August, 31, 2003
      Marathon Maryland Fund            1,308,929         August, 31, 2004
                                          703,933         August, 31, 2003
      Marathon Missouri Fund              103,651         August, 31, 2005
                                        1,702,533         August, 31, 2004
                                          435,519         August, 31, 2003
      Marathon North Carolina Fund      8,163,670         August, 31, 2004
                                        2,761,547         August, 31, 2003
      Marathon Oregon Fund                897,795         August, 31, 2005
                                        4,197,676         August, 31, 2004
                                          468,881         August, 31, 2003
      Marathon South Carolina Fund        180,155         August, 31, 2005
                                        2,757,057         August, 31, 2004
                                        1,317,687         August, 31, 2003
                                           74,010         August, 31, 2002
      Marathon Tennessee Fund             238,795         August, 31, 2005
                                        1,694,580         August, 31, 2004
                                          195,240         August, 31, 2003
      Marathon Virginia Fund            7,497,842         August, 31, 2004
                                          508,389         August, 31, 2003

    Dividends paid by each Fund from net interest on tax-exempt municipal bonds allocated from its corresponding Portfolio are not includable by shareholders as gross income for federal income tax purposes because each Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Funds to pay tax-exempt interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item to shareholders.

EV Marathon Municipals Funds as of August 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


    D Deferred Organization Expenses -- Costs incurred by each Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

    E Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Funds and the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Funds or the Portfolios maintain with IBT. All significant credit balances used to reduce each Fund's custodian fees are reported as a reduction of expenses in the Statements of Operations.

    F Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

    G Other -- Investment transactions are accounted for on a trade date basis.

2   Distributions to Shareholders
    ----------------------------------------------------------------------------
    The net income of each Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash.

    The Funds distinguish between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

    Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

    The tax treatment of distributions for the calendar year will be reported to shareholders prior to February 1, 1998 and will be based on tax accounting methods which may differ from amounts determined for financial statement purposes.

    During the year ended August 31, 1997 for the Marathon North Carolina Fund, $16,211 was reclassified from Paid-in Capital to Accumulated Distributions in Excess of Net Investment Income due to permanent differences between book and tax accounting for certain distributions related to capital gains. Net investment income, net realized gains and net assets were not affected by this reclassification.

3   Shares of Beneficial Interest
    ----------------------------------------------------------------------------
    The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


                                                    Marathon Alabama Fund
                                             -----------------------------------
                                                    Year Ended August 31,
                                             -----------------------------------
                                                1997                1996
--------------------------------------------------------------------------------
Sales                                           320,982             391,938

Issued to shareholders electing to receive
  payments of distributions in Fund
  shares                                        207,245             241,707

Redemptions                                  (1,391,666)         (1,321,649)
--------------------------------------------------------------------------------

Net decrease                                   (863,439)           (688,004)
--------------------------------------------------------------------------------

EV Marathon Municipals Funds as of August 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


                                                Marathon Arkansas Fund
                                        ----------------------------------------
                                                Year Ended August 31,
                                        ----------------------------------------
                                                 1997                1996
--------------------------------------------------------------------------------
Sales                                           143,949             274,418

Issued to shareholders
  electing to receive
  payments of distributions
  in Fund shares                                130,882             159,265

Redemptions                                  (1,589,210)         (1,168,773)
--------------------------------------------------------------------------------

Net decrease                                 (1,314,379)           (735,090)
--------------------------------------------------------------------------------
                                                Marathon Georgia Fund
                                        ----------------------------------------
                                                Year Ended August 31,
                                        ----------------------------------------
                                                1997                1996
--------------------------------------------------------------------------------
Sales                                           441,579             373,857

Issued to shareholders
  electing to receive
  payments of distributions
  in Fund shares                                192,185             244,086

Redemptions                                  (2,356,341)         (1,990,386)
--------------------------------------------------------------------------------

Net decrease                                 (1,722,577)         (1,372,443)
--------------------------------------------------------------------------------

                                                  Marathon Kentucky Fund
                                        ----------------------------------------
                                                   Year Ended August 31,
                                        ----------------------------------------
                                                 1997                 1996
--------------------------------------------------------------------------------
Sales                                           382,603             561,028

Issued to shareholders
  electing to receive
  payments of distributions
  in Fund shares                                284,793             332,092

Redemptions                                  (2,186,957)         (2,048,388)
--------------------------------------------------------------------------------
Net decrease                                 (1,519,561)         (1,155,268)
--------------------------------------------------------------------------------
                                                  Marathon Louisiana Fund
                                        ----------------------------------------
                                                   Year Ended August 31,
                                        ----------------------------------------
                                                 1997                1996
--------------------------------------------------------------------------------
Sales                                           222,047             395,341

Issued to shareholders
  electing to receive
  payments of distributions
  in Fund shares                                 69,196              77,363

Redemptions                                    (497,956)           (350,233)
--------------------------------------------------------------------------------
Net increase (decrease)                        (206,713)            122,471
--------------------------------------------------------------------------------


                                                Marathon Maryland Fund
                                        ----------------------------------------
                                                 Year Ended August 31,
                                        ----------------------------------------
                                                 1997                1996
--------------------------------------------------------------------------------
Sales                                           549,185             812,572

Issued to shareholders
  electing to receive
  payments of distributions
  in Fund shares                                232,372             271,666

Redemptions                                  (1,524,095)         (1,603,403)
--------------------------------------------------------------------------------

Net decrease                                   (742,538)           (519,165)
--------------------------------------------------------------------------------
                                                Marathon Missouri Fund
                                        ----------------------------------------
                                                 Year Ended August 31,
                                        ----------------------------------------
                                                1997                 1996
--------------------------------------------------------------------------------
Sales                                           186,027             356,070

Issued to shareholders
  electing to receive
  payments of distributions
  in Fund shares                                158,432            185,830

Redemptions                                  (1,144,910)        (1,244,942)
--------------------------------------------------------------------------------

Net decrease                                   (800,451)          (703,042)
--------------------------------------------------------------------------------
                                            Marathon North Carolina Fund
                                        ----------------------------------------
                                                 Year Ended August 31,
                                        ----------------------------------------
                                                  1997              1996
--------------------------------------------------------------------------------
Sales                                           454,728            703,283

Issued to shareholders
  electing to receive
  payments of distributions
  in Fund shares                                349,575            412,501


Redemptions                                  (3,186,918)        (2,988,053)
--------------------------------------------------------------------------------

Net decrease                                 (2,382,615)        (1,872,269)
--------------------------------------------------------------------------------
                                                  Marathon Oregon Fund
                                        ----------------------------------------
                                                  Year Ended August 31,
                                        ----------------------------------------
                                                 1997               1996
--------------------------------------------------------------------------------
Sales                                           517,033            490,291

Issued to shareholders
  electing to receive
  payments of distributions
  in Fund shares                                282,470            332,112


Redemptions                                  (2,633,847)        (2,346,208)
--------------------------------------------------------------------------------

Net decrease                                 (1,834,344)        (1,523,805)
--------------------------------------------------------------------------------

EV Marathon Municipals Funds as of August 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D



                                                   Marathon South Carolina Fund
                                                  ------------------------------
                                                        Year Ended August 31,
                                                  ------------------------------
                                                       1997              1996
--------------------------------------------------------------------------------
Sales                                                 188,272           462,452

Issued to shareholders electing to
  receive payments of
  distributions in Fund shares                        106,519           119,696

Redemptions                                          (927,151)         (870,124)
--------------------------------------------------------------------------------
Net decrease                                         (632,360)         (287,976)
--------------------------------------------------------------------------------
                                                      Marathon Tennessee Fund
                                                  ------------------------------
                                                        Year Ended August 31,
                                                  ------------------------------
                                                       1997              1996
--------------------------------------------------------------------------------
Sales                                                 237,074           334,666

Issued to shareholders electing to
  receive payments of
  distributions in Fund shares                        113,438           130,351


Redemptions                                          (831,841)         (779,131)
--------------------------------------------------------------------------------
Net decrease                                         (481,329)         (314,114)
--------------------------------------------------------------------------------
                                                      Marathon Virginia Fund
                                                  ------------------------------
                                                        Year Ended August 31,
                                                  ------------------------------
                                                       1997              1996
--------------------------------------------------------------------------------
Sales                                                613,925            770,506

Issued to shareholders electing to
  receive payments of
  distributions in Fund shares                       353,174            419,968

Redemptions                                       (3,092,672)        (2,518,984)
--------------------------------------------------------------------------------
Net decrease                                      (2,125,573)        (1,328,510)
--------------------------------------------------------------------------------

4 Transactions with Affiliates
  ------------------------------------------------------------------------------
  Eaton Vance Management (EVM) serves as the Administrator of each Fund, but receives no compensation. Each of the Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. Certain of the officers and Trustees of the Funds and Portfolios are officers and directors/trustees of the above organizations. Except as to Trustees of the Funds and Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to each Fund out of the investment adviser fee earned by BMR.


5 Distribution Plan
  ------------------------------------------------------------------------------
  Each Fund has adopted a distribution plan (the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans require the Funds to pay the principal underwriter, Eaton Vance Distributors, Inc. (EVD), amounts equal to 1/365 of 0.75% of each Fund's daily net assets, for providing ongoing distribution services and facilities to the respective Fund. A Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for shares sold plus
  (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges (Note 6) and amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of each Fund and, accordingly, reduces the Fund's net assets. For the year ended August 31, 1997, Marathon Alabama Fund, Marathon Arkansas Fund, Marathon Georgia Fund, Marathon Kentucky Fund, Marathon Louisiana Fund, Marathon Maryland Fund, Marathon Missouri Fund, Marathon North Carolina Fund, Marathon Oregon Fund, Marathon South Carolina Fund, Marathon Tennessee Fund and Marathon Virginia Fund, paid $748,958, $505,535, $749,174, $947,316, $245,302,
  $807,995, $597,807, $1,216,538, $903,413, $415,306, $398,695 and $1,270,185,
  respectively, to EVD, representing 0.75% of average daily net assets. At August 31, 1997, the amount of Uncovered Distribution Charges of EVD calculated under the Plans for Marathon Alabama Fund, Marathon Arkansas Fund, Marathon Georgia Fund, Marathon Kentucky Fund, Marathon Louisiana Fund, Marathon Maryland Fund, Marathon Missouri Fund, Marathon North Carolina Fund, Marathon Oregon Fund, Marathon South Carolina Fund, Marathon Tennessee Fund and Marathon Virginia Fund were approximately $3,021,000, $2,138,000, $3,009,000, $3,655,000, $1,194,000, $3,418,000, $2,301,000, $4,749,000,
  $3,587,000, $1,855,000, $1,690,000 and $4,789,000, respectively.

EV Marathon Municipals Funds as of August 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D




  In addition, the Plans authorize the Funds to make payments of service fees to the Principal Underwriter, Authorized Firms and other persons in amounts not exceeding 0.25% of each Fund's average daily net assets for any fiscal year. The Trustees have initially implemented the Plans by authorizing the Funds to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.20% per annum of each Fund's average daily net assets based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. For the year ended August 31, 1997, Marathon Alabama Fund, Marathon Arkansas Fund, Marathon Georgia Fund, Marathon Kentucky Fund, Marathon Louisiana Fund, Marathon Maryland Fund, Marathon Missouri Fund, Marathon North Carolina Fund, Marathon Oregon Fund, Marathon South Carolina Fund, Marathon Tennessee Fund and Marathon Virginia Fund paid or accrued service fees to or payable to EVD in the amount of $190,434, $123,302, $190,458, $238,419, $55,115, $197,101,
  $143,474, $296,401, $212,791, $99,175, $94,335 and $317,447, respectively.
  Service fee payments are made for personal services and/or maintenance of shareholder accounts. Service fees paid to EVD and Authorized Firms are separate and distinct from the sales commissions and distribution fees payable by each Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Certain officers and Trustees of the Fund are officers or directors of EVD.

6 Contingent Deferred Sales Charge
  ------------------------------------------------------------------------------
  A contingent deferred sales charge (CDSC) is imposed on any redemption of Fund shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVD or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund's Distribution Plan (See Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $296,000, $341,000, $466,000, $404,000, $128,000, $296,000, $231,000, $555,000,
  $527,000, $220,000, $163,000 and $535,000 of CDSC paid by shareholders of
  Marathon Alabama Fund, Marathon Arkansas Fund, Marathon Georgia Fund, Marathon Kentucky Fund, Marathon Louisiana Fund, Marathon Maryland Fund, Marathon Missouri Fund, Marathon North Carolina Fund, Marathon Oregon Fund, Marathon South Carolina Fund, Marathon Tennessee Fund and Marathon Virginia Fund, respectively, for the year ended August 31, 1997.

7 Investment Transactions
  ------------------------------------------------------------------------------
  Increases and decreases in each Fund's investment in its corresponding Portfolio for the year ended August 31, 1997 were as follows:

  Marathon Alabama Fund
  ------------------------------------------------------------------------------
  Increases                                                        $ 4,154,567
  Decreases                                                         19,096,231


  Marathon Arkansas Fund
  ------------------------------------------------------------------------------
  Increases                                                        $ 1,626,790
  Decreases                                                         18,904,327


  Marathon Georgia Fund
  ------------------------------------------------------------------------------
  Increases                                                        $ 4,748,022
  Decreases                                                         27,709,188


  Marathon Kentucky Fund
  ------------------------------------------------------------------------------
  Increases                                                        $ 4,241,615
  Decreases                                                         26,747,510


  Marathon Louisiana Fund
  ------------------------------------------------------------------------------
  Increases                                                        $ 2,559,014
  Decreases                                                          6,581,023


  Marathon Maryland Fund
  ------------------------------------------------------------------------------
  Increases                                                        $ 6,104,591
  Decreases                                                         19,736,991


  Marathon Missouri Fund
  ------------------------------------------------------------------------------
  Increases                                                        $ 2,093,853
  Decreases                                                         15,224,366


  Marathon North Carolina Fund
  ------------------------------------------------------------------------------
  Increases                                                        $ 4,952,386
  Decreases                                                         38,344,775

EV Marathon Municipals Funds as of August 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


  Marathon Oregon Fund
  ------------------------------------------------------------------------------
  Increases                                                          $ 5,598,598
  Decreases                                                           31,172,132


  Marathon South Carolina Fund
  ------------------------------------------------------------------------------
  Increases                                                          $ 2,166,578
  Decreases                                                           11,752,710


  Marathon Tennessee Fund
  ------------------------------------------------------------------------------
  Increases                                                          $ 2,428,524
  Decreases                                                           10,553,674


  Marathon Virginia Fund
  ------------------------------------------------------------------------------
  Increases                                                          $ 6,820,356
  Decreases                                                           38,471,448


8 Subsequent Event
  ------------------------------------------------------------------------------
  Effective September 1, 1997, the EV Marathon Alabama Municipals Fund, EV Marathon Arkansas Municipals Fund, EV Marathon Georgia Municipals Fund, EV Marathon Kentucky Municipals Fund, EV Marathon Louisiana Municipals Fund, EV Marathon Maryland Municipals Fund, EV Marathon Missouri Municipals Fund, EV Marathon North Carolina Municipals Fund, EV Marathon Oregon Municipals Fund, EV Marathon South Carolina Municipals Fund, EV Marathon Tennessee Municipals Fund and EV Marathon Virginia Municipals Fund will change their respective names to Eaton Vance Alabama Municipals Fund, Eaton Vance Arkansas Municipals Fund, Eaton Vance Georgia Municipals Fund, Eaton Vance Kentucky Municipals Fund, Eaton Vance Louisiana Municipals Fund, Eaton Vance Maryland Municipals Fund, Eaton Vance Missouri Municipals Fund, Eaton Vance North Carolina Municipals Fund, Eaton Vance Oregon Municipals Fund, Eaton Vance South Carolina Municipals Fund, Eaton Vance Tennessee Municipals Fund and Eaton Vance Virginia Municipals Fund and shares of the Funds will be designated Class B Shares. One additional class of shares will also be offered.

EV Marathon Municipals Funds as of August 31, 1997

INDEPENDENT AUDITORS' REPORT



To the Trustees and Shareholders
of Eaton Vance Municipals Trust
--------------------------------------------------------------------------------
We have audited the accompanying statements of assets and liabilities of EV Marathon Alabama Municipals Fund, EV Marathon Arkansas Municipals Fund, EV Marathon Georgia Municipals Fund, EV Marathon Kentucky Municipals Fund, EV Marathon Louisiana Municipals Fund, EV Marathon Maryland Municipals Fund, EV Marathon Missouri Municipals Fund, EV Marathon North Carolina Municipals Fund, EV Marathon Oregon Municipals Fund, EV Marathon South Carolina Municipals Fund, EV Marathon Tennessee Municipals Fund and EV Marathon Virginia Municipals Fund (the Funds) (certain of the series of Eaton Vance Municipals Trust) as of August 31, 1997, the related statements of operations for the year then ended, and the statements of changes in net assets for the years ended August 31, 1997 and 1996 and financial highlights for each of the years in the four-year period ended August 31, 1997, and each of the years in the two-year period ended September 30, 1993. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the aforementioned Funds of Eaton Vance Municipals Trust at August 31, 1997, the results of their operations, the changes in their net assets and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



                                  DELOITTE & TOUCHE LLP
                                  Boston, Massachusetts
                                  October 10, 1997

Alabama Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%

Ratings (Unaudited) Principal
------------------  Amount
          Standard  (000
Moody's   & Poor's  omitted)   Security                     Value
--------------------------------------------------------------------------------

Electric Utilities -- 0.7%
--------------------------------------------------------------------------------
 Baa1      BBB+     $  500     Puerto Rico Electric Power
                               Authority, 6.38%, 7/1/24     $     544,675

 Baa1      BBB+        180     Puerto Rico Electric Power
                               Authority, 7.00%, 7/1/07           192,544
--------------------------------------------------------------------------------
                                                            $     737,219
--------------------------------------------------------------------------------

Escrowed / Prerefunded -- 4.7%
--------------------------------------------------------------------------------
 NR        BBB      $  350     Gadsen East, AL Medical
                               Clinic Board (Baptist
                               Hospital), 7.60%, 11/1/08    $     397,712

 NR        BBB       2,000     Gadsen East, AL Medical
                               Clinic Board (Baptist
                               Hospital), 7.80%, 11/1/21        2,287,740

 Baa1      BBB+        320     Puerto Rico Electric Power
                               Authority, 7.00%, 7/1/07           341,325

 A1        NR        1,600     University of Alabama
                               Birmingham Medical and
                               Educational Foundation
                               Housing, 7.00%, 12/1/19          1,727,152
--------------------------------------------------------------------------------
                                                            $   4,753,929
--------------------------------------------------------------------------------

Hospitals -- 13.7%
--------------------------------------------------------------------------------
 Aa        AA       $1,250     Alabama Special Care
                               (Daughters of Charity),
                               5.00%, 11/1/25               $   1,140,938

 NR        BBB       3,000     Alexander City, AL Special
                               Care (Russell Hospital),
                               6.00%, 12/1/22                   3,046,740

 Baa3      BBB-      1,000     Baldwin County, AL (Thomas
                               Hospital), 6.75%, 4/1/21         1,077,270

 Baa3      NR        1,000     Cullman, AL Medical Clinic
                               Board (Cullman Regional
                               Medical Center), 6.50%,
                               2/15/23                          1,031,810

 A3        NR        3,550     Jasper, AL Medical Clinic
                               Board (Walker Regional
                               Medical Center), 6.38%,
                               7/1/18/(1)/                      3,646,630

 A3        NR        1,000     Jasper, AL Medical Clinic
                               Board (Walker Regional
                               Medical Center), 6.40%,
                               7/1/11                           1,034,290

 Baa3      BBB       2,000     Marshall, AL
                               (Boaz-Albertville Medical
                               Center), 7.00%, 1/1/20           2,156,020

 A         A-          745     Montgomery, AL Medical
                               Clinic Board (Jackson
                               Hospital), 7.00%, 3/1/15           791,384
--------------------------------------------------------------------------------
                                                            $  13,925,082
--------------------------------------------------------------------------------

Industrial Development Revenue/Pollution
Control Revenue -- 13.4%
--------------------------------------------------------------------------------
 A2        NR       $1,000     Commonwealth of Puerto
                               Rico Industrial, Medical
                               and Environmental
                               Pollution Control Facility
                               Finance Authority
                               (American Home Products),
                               5.10%, 12/1/18               $     961,040

 Baa1      BBB       1,200     Courtland, AL (Champion
                               International Corporation),
                               7.20%, 12/1/13                   1,330,440

 Baa1      BBB       2,000     Courtland, AL (Champion
                               International Corporation),
                               (AMT), 6.50%, 9/1/25             2,127,000

 Baa1      BBB         800     Courtland, AL (Champion
                               International Corporation),
                               (AMT), 7.00%, 6/1/22               866,432

 Baa3      BBB-      2,000     Mobile, AL (Mobile Energy),
                               6.95%, 1/1/20                    2,178,280

 Baa3      BBB-      2,780     Puerto Rico Port Authority
                               (American Airlines),
                               6.25%, 6/1/26                    2,954,278

 A3        A-        1,000     Selma, AL Solid Waste
                               Disposal, (AMT), 6.00%,
                               12/1/17                          1,015,030

 A2        A+        2,000     Tallahassee, AL (United
                               Tech), 6.10%, 8/1/14             2,116,280
--------------------------------------------------------------------------------
                                                            $  13,548,780
--------------------------------------------------------------------------------

Insured-Education -- 7.5%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,000     Alabama A&M University
                               (MBIA), 6.38%, 11/1/09       $   1,092,730

 Aaa       AAA       4,000     University of Alabama
                               Student Housing (MBIA),
                               5.00%, 6/1/16                    3,816,959

 Aaa       AAA       2,770     University of South
                               Alabama Tuition (AMBAC),
                               5.00%, 11/15/15                  2,673,466
--------------------------------------------------------------------------------
                                                            $   7,583,155
--------------------------------------------------------------------------------

Insured-Electric Utilities -- 2.4%
--------------------------------------------------------------------------------
 Aaa       AAA      $2,000     Columbia, AL (AL Power)
                               (AMBAC), 6.50%, 9/1/23       $   2,119,620

                       See notes to financial statements

Alabama Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited) Principal
------------------- Amount
          Standard  (000
Moody's   & Poor's  omitted)   Security                     Value
---------------------------------------------------------------------------
Insured-Electric Utilities (continued)
---------------------------------------------------------------------------
 Aaa       AAA      $  250     Commonwealth of Puerto
                               Rico Electric Power
                               Authority STRIPES (FSA),
                               Variable Rate, 7/1/03 /(2)/  $     279,063
---------------------------------------------------------------------------
                                                            $   2,398,683
---------------------------------------------------------------------------

Insured-General Obligations -- 12.3%
---------------------------------------------------------------------------
 Aaa       AAA      $3,000     Daphne, AL (AMBAC),
                               5.13%, 4/1/17                $   2,876,370

 Aaa       AAA         250     Fairfield City, AL
                               (AMBAC), 6.30%, 6/1/22             270,968

 Aaa       AAA       1,400     Greenville, AL (AMBAC),
                               5.25%, 12/1/21                   1,358,784

 Aaa       AAA       1,000     Hamilton, AL (MBIA),
                               5.25%, 8/1/22                      970,210

 Aaa       AAA       2,065     Hoover, AL (AMBAC),
                               5.00%, 3/1/20                    1,942,773

 Aaa       AAA       3,250     Madison, AL School
                               Warrants (MBIA), 6.00%,
                               2/1/24                           3,411,785

 Aaa       AAA       1,000     North Port, AL (AMBAC),
                               5.70%, 3/1/21                    1,024,620

 Aaa       AAA         500     Troy City, AL (CAPG),
                               6.60%, 6/1/12                      552,500
---------------------------------------------------------------------------
                                                            $  12,408,010
---------------------------------------------------------------------------

Insured-Hospitals -- 9.9%
---------------------------------------------------------------------------
 Aaa       AAA      $1,810     Bessemer, AL Medical
                               Clinic Board (MBIA),
                               6.00%, 5/15/19               $   1,894,292

 Aaa       AAA       2,000     Birmingham, AL Special Tax
                               Care Facilities Authority
                               (Children's Hospital)
                               (MBIA), 5.38%, 6/1/17            1,979,420

 Aaa       AAA       2,000     Huntsville, AL Health Care
                               Facilities (MBIA), 6.50%,
                               6/1/13                           2,228,440

 Aaa       AAA       2,500     Montgomery, AL Special Tax
                               Care Facilities Authority,
                               (Baptist Medical Center)
                               (FSA), 5.38%, 9/1/22 /(3)/       2,451,150

 Aaa       AAA       1,500     University of Alabama
                               Hospital Revenue -
                               Birmingham (MBIA), 5.00%,
                               10/1/14                          1,449,750
---------------------------------------------------------------------------
                                                            $  10,003,052
---------------------------------------------------------------------------

Insured-Lease Revenue / Certificates of
Participation -- 0.9%
---------------------------------------------------------------------------
 Aaa       AAA      $1,000     Puerto Rico Public
                               Buildings Authority
                               (AMBAC), 5.00%, 7/1/27       $     946,620
---------------------------------------------------------------------------
                                                            $     946,620
---------------------------------------------------------------------------

Insured-Miscellaneous -- 5.3%
---------------------------------------------------------------------------
 Aaa       AAA      $4,500     Alabama State Docks
                               Department (MBIA), (AMT),
                               6.30%, 10/1/21               $   4,780,259

 Aaa       AAA       1,825     Birmingham Jefferson, AL
                               Civic Center Authority
                               (MBIA), 0.00%, 9/1/18              574,364
---------------------------------------------------------------------------
                                                            $   5,354,623
---------------------------------------------------------------------------

Insured-Solid Waste -- 4.6%
---------------------------------------------------------------------------
 Aaa       AAA      $  350     Huntsville, AL Solid Waste
                               Disposal (FGIC), (AMT),
                               7.00%, 10/1/08               $     379,456

 Aaa       AAA       4,000     Huntsville, AL Solid Waste
                               Disposal (FGIC), (AMT),
                               7.00%, 10/1/14                   4,318,599
---------------------------------------------------------------------------
                                                            $   4,698,055
---------------------------------------------------------------------------

Insured-Transportation -- 1.0%
---------------------------------------------------------------------------
 Aaa       AAA      $1,000     Huntsville-Madison County
                               Airport, AL (AMT), (MBIA),
                               5.40%, 7/1/19                $     974,900
---------------------------------------------------------------------------
                                                            $     974,900
---------------------------------------------------------------------------

Insured-Water and Sewer -- 18.1%
---------------------------------------------------------------------------
 Aaa       AAA      $1,500     Alabama Water Pollution
                               Control Authority (AMBAC),
                               5.00%, 8/15/15               $   1,424,910

 Aaa       AAA       2,050     Bessemer, AL Water
                               (AMBAC), 5.75%, 7/1/26           2,099,672

 Aaa       AAA       1,000     Fort Payne, AL Waterworks
                               Board (MBIA), 5.25%, 7/1/26        962,580

 Aaa       AAA       2,000     Jefferson County, AL Sewer
                               Revenue (FGIC), 5.38%,
                               2/1/27                           1,966,520

 Aaa       AAA       3,075     Prichard, AL Water and
                               Sewer (AMBAC), 6.13%,
                               11/15/14                         3,266,911

 Aaa       AAA       6,000     Scottsboro, AL Water, Sewer
                               and Gas (AMBAC), 6.50%,
                               12/1/14 /(4)/                    6,654,419

                       See notes to financial statements

Alabama Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000
Moody's   & Poor's  omitted)   Security                     Value
--------------------------------------------------------------------------
Insured-Water and Sewer (continued)
--------------------------------------------------------------------------
 Aaa       AAA      $  750     West Morgan-East Lawrence,
                               AL Water Authority (FGIC),
                               6.00%, 5/1/22                $     772,028

 Aaa       AAA       1,000     West Morgan-East Lawrence,
                               AL Water Authority (FSA),
                               6.85%, 8/15/25                   1,147,600
--------------------------------------------------------------------------
                                                            $  18,294,640
--------------------------------------------------------------------------

Lease Revenue / Certificates of Participation -- 0.5%
--------------------------------------------------------------------------
 NR        BBB      $  500     Puerto Rico (Guaynabo
                               Municipal Government
                               Center Lease),
                               5.63%, 7/1/22                $     493,700
--------------------------------------------------------------------------
                                                            $     493,700
--------------------------------------------------------------------------

Miscellaneous -- 0.1%
--------------------------------------------------------------------------
 A         A        $  100     Tennessee Valley, AL
                               Exhibit Commission, 6.70%,
                               6/1/10                       $     110,480
--------------------------------------------------------------------------
                                                            $     110,480
--------------------------------------------------------------------------

Nursing Homes -- 1.0%
--------------------------------------------------------------------------
 NR        NR       $  325     Fairhope, AL Midtown
                               Medical Clinic Board
                               (Beverly Enterprises),
                               6.38%, 6/1/09                $     325,764

 NR        NR          670     Mobile, AL Midtown Medical
                               Clinic Board (Beverly
                               Enterprises),
                               7.00%, 4/1/07                      681,377
--------------------------------------------------------------------------
                                                            $   1,007,141
--------------------------------------------------------------------------

Special Tax Revenue -- 0.3%
--------------------------------------------------------------------------
 NR        NR       $  250     Virgin Islands Public
                               Finance Authority, 7.25%,
                               10/1/18                      $     278,275
--------------------------------------------------------------------------
                                                            $     278,275
--------------------------------------------------------------------------

Transportation -- 2.1%
--------------------------------------------------------------------------
 NR        BBB      $2,000     Guam Airport Authority
                               (AMT), 6.70%, 10/1/23        $   2,138,500
--------------------------------------------------------------------------
                                                            $   2,138,500
--------------------------------------------------------------------------

Water and Sewer -- 1.5%
--------------------------------------------------------------------------
 NR        NR       $1,500     Moulton City, AL Water,
                               6.30%, 1/1/18                $   1,536,075
--------------------------------------------------------------------------
                                                            $   1,536,075
--------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
    (identified cost $94,504,048)                           $ 101,190,919
--------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Alabama municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 1997, 61.9% of securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.6% to 26.4% of total investments.

/(1)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
/(2)/ Security has been issued as an inverse floater bond.
/(3)/ When-issued security.
/(4)/ Security (or a portion thereof) has been segregated to cover when-issued securities.

                       See notes to financial statements

Arkansas Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments -- 100.0%


Ratings (Unaudited) Principal
------------------- Amount
          Standard  (000
Moody's   & Poor's  omitted)   Security                      Value
--------------------------------------------------------------------------
Colleges and Universities -- 4.6%
--------------------------------------------------------------------------
 NR        A+       $2,750     Conway, AR Public
                               Facilities Board Capital
                               Improvement (Hendrix
                               College), 6.00%, 10/1/26      $ 2,845,177
--------------------------------------------------------------------------
                                                             $ 2,845,177
--------------------------------------------------------------------------

Electric Utilities -- 6.4%
--------------------------------------------------------------------------
 A         NR       $1,000     Conway, AR Electric, 5.70%,
                               8/1/09                        $ 1,032,740

 NR        NR        1,000     Guam Power Authority,
                               5.25%, 10/1/23                    947,000

 Baa2      BBB-        750     Jefferson, AR Pollution
                               Control (AR Power and
                               Light), 6.13%, 10/1/07            750,285

 Baa2      BBB         550     Jefferson, AR Pollution
                               Control (AR Power and
                               Light), 6.30%, 6/1/18             581,565

 Baa2      BBB         500     Pope County, AR Pollution
                               Control (AR Power and
                               Light), 6.30%, 12/1/16            528,695

 Baa1      BBB+        500     Puerto Rico Electric Power
                               0.00%, 7/1/17                     167,800
--------------------------------------------------------------------------
                                                             $ 4,008,085
--------------------------------------------------------------------------

Escrowed/Prerefunded -- 1.0%
--------------------------------------------------------------------------
 Aaa       AAA      $  500     Harrison, AR Residential
                               Housing Facility Board
                               Single Family Mortgage
                               (FGIC), 7.40%, 9/1/11         $   612,690
--------------------------------------------------------------------------
                                                             $   612,690
--------------------------------------------------------------------------

General Obligations -- 2.9%
--------------------------------------------------------------------------
 Aa3       AA       $  750     Arkansas State College
                               Savings, 0.00%, 6/1/13        $   320,235

 Aa3       AA        2,750     Arkansas State College
                               Savings, 0.00%, 6/1/14          1,103,410

 Aa3       AA        1,000     Arkansas State College
                               Savings, 0.00%, 6/1/14            401,240
--------------------------------------------------------------------------
                                                             $ 1,824,885
--------------------------------------------------------------------------

Hospitals -- 16.1%
--------------------------------------------------------------------------
 Aa1       AA+      $1,750     Arkansas Development
                               Finance Authority Health
                               Care Facilities (Sisters of
                               Mercy), 5.00%, 6/1/19         $ 1,652,350

 Baa2      NR          700     Baxter, AR Hospital
                               Improvement, 7.25%, 9/1/07        757,687

 Baa2      NR          750     Baxter, AR Hospital
                               Improvement, 7.50%, 9/1/21        815,460

 NR        A         1,000     Little Rock, AR Health
                               Facilities Board (Baptist
                               Medical Center-Parkway
                               Village), 7.00%, 10/1/17        1,084,540

 NR        A+          550     Little Rock, AR Health
                               Facilities Board Healthcare
                               (Baptist Medical Center),
                               5.50%, 9/1/15                     547,509

 NR        A+        1,125     Little Rock, AR Health
                               Facilities Board Hospital
                               (Baptist Medical Center),
                               6.80%, 11/1/05                  1,270,575

 NR        BBB       1,500     Paragould, AR Hospital,
                               6.38%, 10/1/17                  1,574,865

 NR        A-        2,250     Pulaski County, AR
                               Hospitals (Children's
                               Hospital), 6.20%, 3/1/22        2,336,288
--------------------------------------------------------------------------
                                                             $10,039,274
--------------------------------------------------------------------------

Housing -- 11.0%
--------------------------------------------------------------------------
 A         NR       $3,000     Arkansas Development
                               Finance Authority Compound
                               Accretion, 0.00%, 12/1/11     $ 1,050,780

 NR        AAA       1,260     Arkansas Development
                               Finance Authority Single
                               Family Mortgage (GNMA),
                               (AMT), 5.80%, 6/1/25            1,267,258

 NR        AAA         990     Arkansas Development
                               Finance Authority Single
                               Family Mortgage (GNMA),
                               (AMT), 7.45%, 1/1/27            1,084,515

 NR        AAA       3,270     Arkansas Development
                               Finance Authority Single
                               Family Mortgage
                               (GNMA/FNMA), (AMT),
                               6.70%, 7/1/27                   3,470,352
--------------------------------------------------------------------------
                                                             $ 6,872,905
--------------------------------------------------------------------------

Industrial Development Revenue/Pollution
Control Revenue -- 17.0%
--------------------------------------------------------------------------
 NR        A-       $  750     Arkansas State Development
                               Finance Authority Economic
                               Development, (AMT), 6.00%,
                               10/1/11                       $   772,178

 Baa2      BBB+      2,350     Baxter, AR (Aeroquip
                               Corporation), 5.80%, 10/1/13    2,439,300

                       See notes to financial statements

Arkansas Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited) Principal
------------------- Amount
          Standard  (000
Moody's   & Poor's  omitted)   Security                      Value
---------------------------------------------------------------------------
Industrial Development Revenue / Pollution Control
Revenue (continued)
---------------------------------------------------------------------------
 A1        AA-      $2,500     Blytheville, AR Solid Waste
                               Recycling and Sewer
                               Treatment (Nucor
                               Corporation), (AMT),
                               6.90%, 12/1/21                $ 2,702,775

 A3        A-          735     Gurdon, AR Pollution
                               Control (International
                               Paper), 5.75%, 2/1/08             735,228

 A1        A+        1,000     Jonesboro, AR (Anheuser-
                               Busch), 6.50%, 11/15/12         1,079,270

 A3        A-          775     Pine Bluff, AR Solid Waste
                               Disposal (International
                               Paper), (AMT), 5.55%, 10/1/17     773,373

 Baa3      BBB-      1,990     Puerto Rico Port Authority
                               (American Airlines), (AMT),
                               6.30%, 6/1/23                   2,093,062
---------------------------------------------------------------------------
                                                             $10,595,186
---------------------------------------------------------------------------

Insured-Education -- 0.9%
---------------------------------------------------------------------------
 Aaa       AAA      $  500     University of Central
                               Arkansas (AMBAC), 6.13%,
                               4/1/26                        $   535,165
---------------------------------------------------------------------------
                                                             $   535,165
---------------------------------------------------------------------------

Insured-Electric Utilities -- 9.3%
---------------------------------------------------------------------------
 Aaa       AAA      $  450     Commonwealth of Puerto Rico
                               Electric Power Authority
                               STRIPES (FSA), Variable
                               Rate, 7/1/03 /(1)/            $   502,313

 Aaa       AAA         250     North Little Rock, AR
                               Electric System (MBIA),
                               6.50%, 7/1/10                     286,220

 Aaa       AAA       3,390     North Little Rock, AR
                               Electric System (MBIA),
                               6.50%, 7/1/15 /(2)/             3,887,278

 Aaa       AAA       1,000     West Memphis, AR Public
                               Utilities System (MBIA),
                               6.60%, 1/1/09                   1,101,480
---------------------------------------------------------------------------
                                                             $ 5,777,291
---------------------------------------------------------------------------

Insured-Hospitals -- 5.9%
---------------------------------------------------------------------------
 Aaa       AAA      $2,610     Jonesboro, AR Residential
                               Housing and Health Care
                               Facilities Board Hospital
                               (Saint Bernard Regional
                               Medical Center) (AMBAC),
                               5.90%, 7/1/16                 $ 2,713,616

 Aaa       AAA         400     Saline County, AR
                               Retirement Housing and
                               Healthcare Facilities Board
                               (Evan Lutheran Good
                               Samaritan) (AMBAC), 5.80%,
                               5/1/11                            419,708

 Aaa       AAA         500     Saline County, AR
                               Retirement Housing and
                               Healthcare Facilities Board
                               (Evan Lutheran Good
                               Samaritan) (AMBAC), 6.00%,
                               6/1/18                            519,075
---------------------------------------------------------------------------
                                                             $ 3,652,399
---------------------------------------------------------------------------

Insured-Transportation -- 0.8%
---------------------------------------------------------------------------
 Aaa       AAA      $  500     Little Rock, AR Municipal
                               Airport (MBIA), 6.00%,
                               11/1/14                       $   517,210
---------------------------------------------------------------------------
                                                             $   517,210
---------------------------------------------------------------------------

Insured-Water and Sewer -- 5.6%
---------------------------------------------------------------------------
 Aaa       AAA      $1,500     Arkansas Development
                               Finance Authority
                               Wastewater System (MBIA),
                               5.00%, 6/1/15                 $ 1,448,505

 Aaa       AAA       1,250     Arkansas Development
                               Finance Authority
                               Wastewater System (MBIA),
                               5.40%, 12/1/15                  1,256,663

 Aaa       AAA         300     Beaver, AR Water District
                               (MBIA), 5.85%, 11/15/08           317,487

 Aaa       NR          500     Texarkana, AR Water and
                               Sewer, (FGIC), 5.40%, 9/1/15      500,535
---------------------------------------------------------------------------
                                                             $ 3,523,190
---------------------------------------------------------------------------

Lease Revenue /
Certificates of Participation -- 0.4%
---------------------------------------------------------------------------
 NR        BBB      $  250     Puerto Rico (Guaynabo
                               Municipal Government Center
                               Lease),
                               5.63%, 7/1/22                 $   246,850
---------------------------------------------------------------------------
                                                             $   246,850
---------------------------------------------------------------------------

Pooled Loans -- 2.8%
---------------------------------------------------------------------------
 A         NR       $1,000     Arkansas State Student Loan
                               Authority, (AMT), 6.25%,
                               6/1/10                        $ 1,038,090

 A         NR          610     Arkansas State Student Loan
                               Authority, (AMT), 7.25%,
                               6/1/09                            685,658
---------------------------------------------------------------------------
                                                             $ 1,723,748
---------------------------------------------------------------------------

                       See notes to financial statements

Arkansas Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited) Principal
------------------- Amount
          Standard  (000
Moody's   & Poor's  omitted)   Security                      Value
--------------------------------------------------------------------------------
Special Tax Revenue -- 6.0%
--------------------------------------------------------------------------------
 Baa1      A        $  500     Commonwealth of Puerto Rico
                               Highway and Transportation
                               Authority, 5.00%, 7/1/36      $   463,795

 A         NR        2,000     Little Rock, AR Hotel and
                               Restaurant Gross Receipts
                               Tax, 7.38%, 8/1/15              2,436,800

 NR        NR          750     Virgin Islands Public
                               Finance Authority, 7.25%,
                               10/1/18                           834,825
--------------------------------------------------------------------------------
                                                             $ 3,735,420
--------------------------------------------------------------------------------

Transportation -- 1.2%
--------------------------------------------------------------------------------
 NR        NR       $  750     Northwest Arkansas Regional
                               Airport Authority, (AMT),
                               7.63%, 2/1/27                 $   753,908
--------------------------------------------------------------------------------
                                                             $   753,908
--------------------------------------------------------------------------------

Water and Sewer -- 8.1%
--------------------------------------------------------------------------------
 NR        NR       $1,000     Cross, AR Rural Water,
                               5.75%, 4/1/18                 $ 1,004,010

 A1        NR        2,500     Little Rock, AR Sewer,
                               5.50%, 8/1/14                   2,517,325

 NR        NR        1,500     South Sebastian County, AR
                               Water Users Association,
                               6.15%, 6/1/23                   1,542,180
--------------------------------------------------------------------------------
                                                             $ 5,063,515
--------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
    (identified cost $58,959,622)                            $62,326,898
--------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Arkansas municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 1997, 22.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.8% to 14.1% of total investments.

/(1)/ Security has been issued as an inverse floater bond.
/(2)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       See notes to financial statements

Georgia Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%

Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000
Moody's   & Poor's  omitted)   Security                      Value
--------------------------------------------------------------------------------
Electric Utilities -- 13.9%
--------------------------------------------------------------------------------

 A1         A       $ 2,000    Burke County, Development
                               Authority Pollution Control
                               (Georgia Power), 6.38%,
                               8/1/24                         $ 2,071,200

 A3         A         1,000    Georgia Municipal Electric
                               Power Authority, 0.00%,
                               1/1/12                             454,860

 A3         A         2,000    Georgia Municipal Electric
                               Power Authority, 8.25%,
                               1/1/11                           2,543,380

 A1         A+        1,000    Monroe County, Development
                               Authority Pollution Control
                               (Gulf Power Scherer),
                               6.30%, 9/1/24                    1,038,350

 A3         A         4,000    Monroe County, Development
                               Authority Pollution Control
                               (Ogelthorpe Power), 6.55%,
                               1/1/06                           4,416,799

 A3         A         1,000    Monroe County, Development
                               Authority Pollution Control
                               (Ogelthorpe Power), 6.70%,
                               1/1/09                           1,140,570

 A3         A         1,000    Monroe County, Development
                               Authority Pollution Control
                               (Ogelthorpe Power), 6.80%,
                               1/1/12                           1,152,190

 Baa1       BBB+        665    Puerto Rico Electric Power
                               Authority, 0.00%, 7/1/17           223,174
--------------------------------------------------------------------------------
                                                              $13,040,523
--------------------------------------------------------------------------------

Escrowed / Prerefunded -- 1.2%
--------------------------------------------------------------------------------
 Aaa        AAA     $   305    Chatham County, Memorial
                               Medical Center (MBIA),
                               6.85%, 1/1/21                  $   334,271

 Aaa        AAA         675    Chatham County, Memorial
                               Medical Center (MBIA),
                               7.00%, 1/1/21                      742,892
--------------------------------------------------------------------------------
                                                              $ 1,077,163
--------------------------------------------------------------------------------

General Obligations -- 6.2%
--------------------------------------------------------------------------------
 Aa         AA-     $   300    City of Alpharetta,
                               6.50%, 5/1/10/(1)/             $   342,447

 Baa1       A         1,875    Commonwealth of Puerto Rico
                               Aqueduct and Sewer
                               Authority, 5.00%, 7/1/19         1,752,019

 Baa1       A         1,000    Commonwealth of Puerto Rico
                               Aqueduct and Sewer
                               Authority, 6.25%, 6/1/12         1,112,520

 Aa1        AA+       1,480    Gwinnett County, Water and
                               Sewer, 6.50%, 8/1/06             1,483,138

 A2         A           450    Paulding County School
                               District, 6.63%, 2/1/08            514,724

 Aaa        AAA         500    State of Georgia, 6.30%,
                               3/1/08/(1)/                        564,400
--------------------------------------------------------------------------------
                                                              $ 5,769,248
--------------------------------------------------------------------------------

Hospitals -- 10.9%
--------------------------------------------------------------------------------
 A2        NR       $4,500     City of Savannah (Saint
                               Josephs Hospital Project),
                               6.20%, 7/1/23                 $ 4,637,384

 Baa1      NR        3,500     Fulco County, Georgia
                               Baptist Health, 6.38%,
                               9/1/22                          3,621,624

 NR        BBB       1,785     Toombs County, GA (Dr. John
                               M. Meadows Memorial),
                               7.00%, 12/1/17                  1,920,107
--------------------------------------------------------------------------------
                                                             $10,179,115
--------------------------------------------------------------------------------

Housing -- 14.4%
--------------------------------------------------------------------------------
 Aa2       NR       $1,450     Georgia Housing and Finance
                               Authority, (AMT), 6.88%,
                               12/1/20                       $ 1,520,267

 Aa2       AA+       3,985     Georgia Housing and Finance
                               Authority, Single Family
                               Mortgage, FHA, (AMT),
                               6.55%, 12/1/27                  4,186,162

 Aa2       AA+       2,395     Georgia Housing and Finance
                               Authority, Single Family
                               Mortgage, FHA, (AMT),
                               6.70%, 12/1/25                  2,529,072

 Aa2       AA+       1,500     Georgia Housing and Finance
                               Authority, Single Family
                               Mortgage, FHA, (AMT),
                               7.05%, 12/1/20                  1,596,180

 Aa2       AA+       1,555     Georgia Housing and Finance
                               Authority, Single Family
                               Mortgage, FHA, (AMT),
                               7.12%, 12/1/26                  1,644,848

 Aa2       AA+       2,000     Georgia State Housing &
                               Finance Authority Revenue,
                               (AMT), 5.85%, 12/1/28           2,015,020
--------------------------------------------------------------------------------
                                                             $13,491,549
--------------------------------------------------------------------------------

Industrial Development Revenue/Pollution
Control Revenue -- 10.1%
--------------------------------------------------------------------------------
 A1        A+       $1,000     Cartersville Development
                               Authority,
                               (Anheuser-Busch), (AMT),
                               6.13%, 5/1/27                 $ 1,033,460

 A1        A+        1,000     Cartersville Development
                               Authority,
                               (Anheuser-Busch), (AMT),
                               7.38%, 5/1/09                   1,200,410

                       See notes to financial statements

Georgia Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)  Principal
-------------------  Amount
          Standard   (000
Moody's   & Poor's   omitted)  Security                      Value
---------------------------------------------------------------------------
Industrial Development Revenue /
Pollution Control Revenue (continued)
---------------------------------------------------------------------------
 Baa3      BBB-     $2,250     Puerto Rico Port Authority
                               (American Airlines), 6.25%,
                               6/1/26                        $ 2,391,053

 NR        A+          500     Savannah Economic
                               Development Authority
                               (Hershey Foods),
                               6.60%, 6/1/12                     543,230

 NR        NR        1,250     Savannah Economic
                               Development Authority
                               (Intercat Incorporated),
                               (AMT), 9.00%, 1/1/15            1,356,425

 A1        A-          750     Savannah Economic
                               Development Authority
                               (Union Camp Corporation),
                               6.80%, 2/1/12                     814,830

 NR        AA-       2,000     Vienna Water and Sewer
                               (Cargill Project), (AMT),
                               6.00%, 9/1/14                   2,079,800
---------------------------------------------------------------------------
                                                             $ 9,419,208
---------------------------------------------------------------------------

Insured-Electric Utilities -- 5.9%
---------------------------------------------------------------------------
 Aaa       AAA      $  900     Commonwealth of Puerto Rico
                               Electric Power Authority
                               STRIPES (FSA), Variable
                               Rate, 7/1/03 /(2)/            $ 1,004,625

 Aaa       AAA       1,000     Georgia Municipal Electric
                               Power Authority (FGIC),
                               5.50%, 1/1/12                   1,039,740

 Aaa       AAA         750     Georgia Municipal Electric
                               Power Authority (MBIA),
                               0.00%, 1/1/07                     474,623

 Aaa       AAA       3,000     Georgia Municipal Electric
                               Power Authority (MBIA),
                               5.50%, 1/1/20                   3,046,230
---------------------------------------------------------------------------
                                                             $ 5,565,218
---------------------------------------------------------------------------

Insured-General Obligations -- 0.6%
---------------------------------------------------------------------------
 Aaa       AAA      $  500     Commonwealth of Puerto Rico
                               "RIBS" (AMBAC), Variable
                               Rate, 7/1/15 /(2)/            $   536,875
---------------------------------------------------------------------------
                                                             $   536,875
---------------------------------------------------------------------------

Insured-Hospitals -- 18.4%
---------------------------------------------------------------------------
 Aaa       AAA      $1,000     Chatham County (MBIA),
                               5.50%, 1/1/21                 $   992,130

 Aaa       AAA       1,600     Clarke County, Hospital
                               Authority (MBIA), 5.00%,
                               1/1/27                          1,486,224

 Aaa       AAA       1,300     Cobb County, Hospital
                               Authority, Kennestone
                               Hospital (MBIA),
                               5.00%, 4/1/24                   1,209,676

 Aaa       AAA       2,225     Gainsville and Hall County,
                               (North East Healthcare)
                               (MBIA), 6.00%, 10/1/25          2,327,684

 Aaa       AAA       1,500     Gwinnett County, Gwinnett
                               Hospital (AMBAC), 5.00%,
                               9/1/13                          1,461,315

 Aaa       AAA       2,000     Liberty County (MBIA),
                               5.25%, 8/1/21                   1,931,240

 Aaa       AAA       2,500     Macon-Bibb County, Medical
                               Center
                               of Central Georgia (FGIC),
                               5.00%, 8/1/14                   2,419,475

 Aaa       AAA       1,500     Medical Center Hospital
                               Authority Floats (MBIA),
                               Variable Rate, 8/1/10 /(2)/     1,723,125

 Aaa       AAA       2,000     Medical Center, Columbus
                               Regional Healthcare (MBIA),
                               6.40%, 8/1/06                   2,187,000

 Aaa       AAA       1,375     Walker, Dade and Catoosa
                               Counties Hospital (FGIC),
                               7.00%, 10/1/10                  1,519,485
---------------------------------------------------------------------------
                                                             $17,257,354
---------------------------------------------------------------------------

Insured-Lease Revenue / Certificates of
Participation -- 1.1%
---------------------------------------------------------------------------
 Aaa       AAA      $1,000     East Point Building
                               Authority (FGIC), 6.00%,
                               2/1/10                        $ 1,065,880
---------------------------------------------------------------------------
                                                             $ 1,065,880
---------------------------------------------------------------------------

Insured-Special Tax Revenue -- 2.4%
---------------------------------------------------------------------------
 Aaa       AAA      $1,000     Metropolitan Atlanta Rapid
                               Transit Authority, (AMBAC),
                               6.25%, 7/1/11                 $ 1,122,630

 Aaa       AAA       1,000     Metropolitan Atlanta Rapid
                               Transit Authority, (AMBAC),
                               6.25%, 7/1/20                   1,123,450
---------------------------------------------------------------------------
                                                             $ 2,246,080
---------------------------------------------------------------------------

Insured-Water and Sewer -- 3.3%
---------------------------------------------------------------------------
 Aaa       AAA      $1,975     Cherokee County, Water and
                               Sewer Authority (MBIA),
                               6.88%, 8/1/13                 $ 2,169,775

 Aaa       AAA       1,000     City of Atlanta, Water and
                               Sewer (FGIC), 5.00%, 1/1/15       966,180
---------------------------------------------------------------------------
                                                             $ 3,135,955
---------------------------------------------------------------------------

                       See notes to financial statements

Georgia Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)  Principal
-------------------  Amount
          Standard   (000
Moody's   & Poor's   omitted)   Security                      Value
-------------------------------------------------------------------------
Lease Revenue / Certificates of Participation -- 1.3%
-------------------------------------------------------------------------
 Aa        AA        $2,300     Fulton County, Building
                                Authority, Judicial Center,
                                0.00%, 1/1/10                 $ 1,212,008
-------------------------------------------------------------------------
                                                              $ 1,212,008
-------------------------------------------------------------------------

Life Care -- 1.4%
-------------------------------------------------------------------------
NR        NR         $1,500     De Kalb County, Private
                                Hospital Authority (Atlanta
                                Incorporated), 8.50%, 3/1/25  $ 1,348,260
-------------------------------------------------------------------------
                                                              $ 1,348,260
-------------------------------------------------------------------------

Miscellaneous -- 1.1%
-------------------------------------------------------------------------
NR        NR         $1,000     City of Atlanta, Downtown
                                Development Authority
                                Childcare Facilities
                                (Central Atlanta
                                Hospitality Childcare,
                                Incorporated), 8.00%, 1/1/26  $ 1,015,760
-------------------------------------------------------------------------
                                                              $ 1,015,760
-------------------------------------------------------------------------

Solid Waste -- 1.1%
-------------------------------------------------------------------------
A1        A+         $1,000     Savannah Resource Recovery
                                (Savannah Energy Systems
                                Company), 6.30%, 12/1/06      $ 1,065,200
-------------------------------------------------------------------------
                                                              $ 1,065,200
-------------------------------------------------------------------------

Special Tax Revenue -- 6.7%
-------------------------------------------------------------------------
Baa1      A          $3,750     Commonwealth of Puerto Rico
                                Highway and Transportation
                                Authority, 5.00%, 7/1/36      $ 3,478,462

Baa1      A           1,250     Commonwealth of Puerto Rico
                                Highway and Transportation
                                Authority, 5.50%, 7/1/36        1,239,975

NR        NR          1,400     Virgin Islands Public
                                Finance Authority, 7.25%,
                                10/1/18                         1,558,340
-------------------------------------------------------------------------
                                                              $ 6,276,777
-------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
    (identified cost $87,597,730)                             $93,702,173
-------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Georgia municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 1997, 33.0% of securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 1.1% to 19.9% of total investments.

/(1)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

/(2)/ Security has been issued as an inverse floater bond.


                       See notes to financial statements

Kentucky Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%


Ratings (Unaudited) Principal
------------------- Amount
          Standard  (000
Moody's   & Poor's  omitted)   Security                     Value
---------------------------------------------------------------------------
Assisted Living -- 2.7%
---------------------------------------------------------------------------
 Aa        NR       $3,000     Kenton County, KY
                               (Highland Terrace) FHA,
                               6.95%, 12/1/26               $   3,315,359
---------------------------------------------------------------------------
                                                            $   3,315,359
---------------------------------------------------------------------------

Education -- 1.1%
---------------------------------------------------------------------------
 A1        AA-      $  500     University of Kentucky
                               Consolidated Educational
                               Buildings,
                               6.40%, 5/1/09                $     534,160

 A1        AA-         785     University of Kentucky
                               Consolidated Educational
                               Buildings,
                               6.40%, 5/1/11                      838,631
---------------------------------------------------------------------------
                                                            $   1,372,791
---------------------------------------------------------------------------

Electric Utilities -- 4.5%
---------------------------------------------------------------------------
 NR        BBB      $  400     Guam Power Authority,
                               5.25%, 10/1/23               $     378,800

 Aa2       AA-       1,000     Muhlenburg County, KY
                               Collateralized Pollution
                               Control, Utilities
                               Company, 6.25%, 2/1/18           1,046,940

 Baa1      BBB+      3,500     Puerto Rico Electric Power
                               Authority, 0.00%, 7/1/17         1,174,600

 Baa1      BBB+        500     Puerto Rico Electric Power
                               Authority, 5.50%, 7/1/25           494,340

 Baa1      BBB+      2,250     Puerto Rico Electric Power
                               Authority, 6.375%, 7/1/24        2,451,038
---------------------------------------------------------------------------
                                                            $   5,545,718
---------------------------------------------------------------------------

Escrowed / Prerefunded -- 1.5%
---------------------------------------------------------------------------
 NR        NR       $  190     Kentucky Development
                               Finance Authority, Saint
                               Claire Medical Center,
                               7.13%, 9/1/21                $     211,683

 Aaa       NR          510     Lexington-Fayette County,
                               KY Government Public
                               Facilities,
                               6.40%, 4/1/12                      560,184

 Aaa       A         1,000     University of Puerto Rico
                               Revenue, 6.50%, 6/1/13           1,020,790
---------------------------------------------------------------------------
                                                            $   1,792,657
---------------------------------------------------------------------------

General Obligations -- 4.0%
---------------------------------------------------------------------------
 Baa1      A        $  500     Commonwealth of Puerto
                               Rico, 5.40%, 7/1/25          $     487,315

 Baa1      A         3,000     Commonwealth of Puerto
                               Rico Aqueduct and Sewer
                               Authority, 5.00%,
                               7/1/19 /(1)/                     2,803,230

 NR        A+        1,030     Kentucky League of Cities
                               Funding Trust Floating
                               Indebtedness Certificates
                               of Participation,
                               6.15%, 8/1/13                    1,097,558

 NR        NR          500     Virgin Islands Public
                               Finance Authority, 7.25%,
                               10/1/18                            556,550
---------------------------------------------------------------------------
                                                            $   4,944,653
---------------------------------------------------------------------------

Hospitals -- 0.9%
---------------------------------------------------------------------------
 Baa1      BBB      $  975     Russell County, KY
                               Franciscan Sisters of the
                               Poor Health System,
                               8.10%, 7/1/15                $   1,145,976
---------------------------------------------------------------------------
                                                            $   1,145,976
---------------------------------------------------------------------------

Housing -- 6.6%
---------------------------------------------------------------------------
 NR        AAA      $1,455     Boone County, KY
                               Multifamily Housing
                               Mortgage, Walnut Creek
                               Apartments, FHA, 7.00%,
                               1/1/27                       $   1,526,717

 NR        NR        1,200     Florence, KY Housing
                               Facilities (Blue Grass
                               Housing), 7.625%, 5/1/27         1,206,708

 Aaa       AAA       2,000     Kentucky Housing Corp.,
                               SFMR, Series 97B, 6.25%,
                               7/1/28                           2,077,440

 Aaa       AAA       2,500     Kentucky Housing
                               Corporation, Multifamily
                               Mortgage, 6.30%, 1/1/28          2,591,150

 Aaa       AAA         640     Kentucky Housing
                               Corporation, Single Family
                               Mortgage, FHA, (AMT),
                               7.45%, 1/1/23                      679,040
---------------------------------------------------------------------------
                                                            $   8,081,055
---------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 22.5%
---------------------------------------------------------------------------
 Baa1      NR       $2,425     Ashland, KY Solid Waste
                               Disposal (Ashland Oil),
                               (AMT), 7.125%, 2/1/22        $   2,699,486

                       See notes to financial statements

Kentucky Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited) Principal
------------------- Amount
           Standard (000
Moody's    & Poor's omitted)   Security                     Value
---------------------------------------------------------------------------
Industrial Development Revenue /
Pollution Control Revenue (continued)
---------------------------------------------------------------------------
 Baa1      BBB      $2,355     Ashland, KY Solid Waste
                               Disposal (Ashland Oil),
                               (AMT), 7.20%, 10/1/20        $   2,568,175

 NR        NR        1,000     City of Elsmmere, KY
                               (Courtaulds Pkg Inc.),
                               6.75%, 4/1/10                    1,054,840

 A2        NR        2,665     Commonwealth of Puerto
                               Rico Industrial, Medical
                               and Environmental
                               Pollution Control Facility
                               Finance Authority
                               (American Home Products),
                               5.10%, 12/1/18                   2,561,172

 NR        NR        3,075     Fulton County, KY
                               Industrial Building, (Chic
                               Jeans), (AMT),
                               7.50%, 2/1/10                    3,182,687

 NR        A-        2,370     Hancock County, KY Solid
                               Waste Disposal
                               (Williamette Corporation),
                               (AMT), 6.60%, 5/1/26             2,568,156

 NR        NR        1,500     Hancock County, KY,
                               (Southwire Co.), (AMT),
                               7.75%, 7/1/26                    1,584,600

 Baa2      BBB-      3,000     Henderson County, KY Solid
                               Waste Disposal (MacMillan
                               Bloedel), (AMT), 7.00%,
                               3/1/25                           3,289,290

 Aa3       AA-       1,000     Jefferson County, KY
                               Pollution Control (E.I. du
                               Pont de Nemours), 6.30%,
                               7/1/12                           1,093,580

 NR        BB-         985     Owensboro County, KY
                               (KMart Corporation),
                               6.80%, 12/1/07                   1,036,900

 NR        NR        1,500     Perry County, Solid Waste
                               Disposal (TJI
                               International), 6.80%,
                               5/1/26                           1,597,665

 NR        BB-         915     Powderly, KY (KMart
                               Corporation), 6.90%, 3/1/07        973,258

 A1        A         2,820     Wickliffe, KY Solid Waste
                               Disposal (Westvaco
                               Corporation), (AMT),
                               6.375%, 4/1/26                   2,996,786

 Baa3      NR          500     Winchester County, KY
                               (Kroger Corporation),
                               6.90%, 7/1/01                      519,475
---------------------------------------------------------------------------
                                                            $  27,726,070
---------------------------------------------------------------------------

Insured-Education -- 0.6%
---------------------------------------------------------------------------
 Aaa       AAA      $  700     Northern, KY University
                               Educational Buildings
                               (AMBAC),
                               6.25%, 5/1/12                $     753,193
---------------------------------------------------------------------------
                                                            $     753,193
---------------------------------------------------------------------------

Insured-Electric Utilities -- 1.3%
---------------------------------------------------------------------------
 Aaa       AAA      $1,600     Commonwealth of Puerto
                               Rico, Telephone Authority
                               (MBIA), Variable Rate,
                               1/16/15 /(2)/                $   1,602,000
---------------------------------------------------------------------------
                                                            $   1,602,000
---------------------------------------------------------------------------

Insured-General Obligations -- 1.3%
---------------------------------------------------------------------------
 Aaa       AAA      $1,695     Jefferson County, KY
                               School District Finance
                               Corporation (FSA),
                               5.125%, 11/1/15              $   1,660,337
---------------------------------------------------------------------------
                                                            $   1,660,337
---------------------------------------------------------------------------

Insured-Hospitals -- 11.1%
---------------------------------------------------------------------------
 Aaa       AAA      $2,500     Daviess County, KY ODCH
                               Incorporated (MBIA),
                               6.25%, 8/1/22 /(3)/          $   2,652,325

 Aaa       AAA       2,500     Jefferson County, KY
                               Health Facilities (Jewish
                               Hosp.) (AMBAC), 6.50%, 5/1/15    2,726,850

 Aaa       AAA       1,750     Jefferson County, KY
                               Health Facilities (Jewish
                               Hosp.) (AMBAC), 6.55%, 5/1/22    1,912,418

 Aaa       AAA       2,000     Jefferson County, KY
                               Health Facilities
                               Authority (University
                               Medical Center) (MBIA),
                               5.25%, 7/1/22                    1,937,820

 Aaa       AAA       4,000     Kentucky Development
                               Finance Authority (Saint
                               Luke's Hospital) (MBIA),
                               7.00%, 10/1/21 /(3)/             4,467,239
---------------------------------------------------------------------------
                                                            $  13,696,652
---------------------------------------------------------------------------

Insured-Transportation -- 5.4%
---------------------------------------------------------------------------
 Aaa       AAA      $3,550     Kenton County, KY Airport,
                               6.30%, 3/1/15                $   3,843,336

 Aaa       AAA       1,000     Kenton County, KY Airport
                               (FSA), (AMT), 6.30%, 3/1/15      1,055,320

 Aaa       AAA       1,195     Kenton County, KY Airport
                               Revenue Board (MBIA),
                               (AMT), 6.45%, 3/1/15 /(4)/       1,285,366

 Aaa       AAA       1,000     Kentucky Economic
                               Development Authority,
                               State Turnpike
                               Revitalization (FGIC),
                               0.00%, 7/1/10                      530,130
---------------------------------------------------------------------------
                                                            $   6,714,152
---------------------------------------------------------------------------

                       See notes to financial statements

Kentucky Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited) Principal
------------------- Amount
          Standard  (000
Moody's   & Poor's  omitted)   Security                     Value
---------------------------------------------------------------------------
Insured-Water and Sewer -- 9.4%
---------------------------------------------------------------------------
 Aaa       AAA      $2,000     Kenton County, KY Water
                               District Waterworks
                               (FGIC),
                               6.00%, 2/1/17                $   2,117,000

 Aaa       AAA         800     Kenton County, KY Water
                               District Waterworks
                               (FGIC),
                               6.375%, 2/1/17                     872,448

 Aaa       AAA         500     Lexington-Fayette County,
                               KY Government Sewer System
                               (MBIA), 6.375%, 7/1/12             543,820

 Aaa       AAA       3,415     Louisville and Jefferson
                               County, KY Metropolitan
                               Sewer District (MBIA),
                               6.25%, 5/15/26                   3,697,966

 Aaa       AAA       1,000     Louisville and Jefferson
                               County, KY Sewer District
                               (AMBAC),
                               6.75%, 5/15/19                   1,146,660

 Aaa       AAA       2,000     Louisville and Jefferson
                               County, KY Sewer District
                               (AMBAC),
                               6.75%, 5/15/25                   2,293,320

 Aaa       AAA       1,000     Louisville and Jefferson
                               County, KY Sewer District
                               (FGIC),
                               5.20%, 5/15/26                     959,640
---------------------------------------------------------------------------
                                                            $  11,630,854
---------------------------------------------------------------------------

Lease Revenue /
Certificates of Participation -- 15.7%
---------------------------------------------------------------------------
 A1        A        $1,300     Boone County, KY School
                               District, 6.75%, 9/1/11      $   1,425,138

 A1        A+        1,200     Fayette County, KY School
                               District Finance
                               Corporation,
                               5.375%, 1/1/15                   1,200,408

 A1        A+        2,315     Fayette County, KY School
                               District Finance
                               Corporation,
                               5.375%, 1/1/17                   2,296,943

 A1        A+        4,990     Jefferson County, KY
                               Capital Projects
                               Corporation, 0.00%, 8/15/15      1,844,005

 NR        A+        1,740     Kenton County, KY Building
                               Revenue, 5.375%, 3/1/17          1,720,321

 A         A-        1,000     Louisville, KY Public
                               Property Corporation,
                               6.80%, 12/1/22                   1,103,980

 Aa        NR        2,000     Mount Sterling, KY Lease,
                               6.15%, 3/1/13                    2,058,020

 Aa        NR        4,500     Mount Sterling, KY Lease,
                               6.20%, 3/1/18                    4,624,784

 A         NR        2,000     Owensboro County, KY
                               Airport Lease, 5.875%,
                               6/1/15                           2,034,700

 A1        NR       $1,045     Pike County, KY School
                               District Finance Corp.,
                               5.125%, 9/1/17               $   1,011,226
---------------------------------------------------------------------------
                                                            $  19,319,525
---------------------------------------------------------------------------

Nursing Homes -- 0.7%
---------------------------------------------------------------------------
 NR        NR       $  800     Jefferson County, KY
                               Health Facilities, Beverly
                               Enterprises, 9.75%, 8/1/07   $     870,888
---------------------------------------------------------------------------
                                                            $     870,888
---------------------------------------------------------------------------

Solid Waste -- 1.0%
---------------------------------------------------------------------------
 NR        NR       $1,200     Morgantown, KY Solid Waste
                               Revenue, 7.45%, 5/1/22       $   1,241,928
---------------------------------------------------------------------------
                                                            $   1,241,928
---------------------------------------------------------------------------

Transportation -- 7.8%
---------------------------------------------------------------------------
 NR        BBB      $3,000     Guam Airport Authority
                               (AMT), 6.70%, 10/1/23        $   3,207,750

 Baa3      BB+         500     Kenton County, KY  Airport
                               (Delta Airlines), (AMT),
                               7.50%, 2/1/20                      551,285

 Baa3      BB+       3,400     Kenton County, KY Airport
                               (Delta Airlines), (AMT),
                               6.125%, 2/1/22                   3,452,291

 Baa3      BB+       1,500     Kenton County, KY Airport
                               (Delta Airlines), (AMT),
                               7.125%, 2/1/21                   1,631,925

 Baa3      BB+         250     Kenton County, KY Airport
                               (Delta Airlines), (AMT),
                               7.50%, 2/1/12                      275,643

 Baa3      BBB-        500     Puerto Rico Port Authority
                               (American Airlines),
                               (AMT), 6.30%, 6/1/23               525,895
---------------------------------------------------------------------------
                                                            $   9,644,789
---------------------------------------------------------------------------

Water and Sewer -- 1.9%
---------------------------------------------------------------------------
 NR        A        $1,500     Campbell County, KY Water
                               District, 6.60%, 12/1/11     $   1,639,440

 A         NR          650     Harden County, KY Water
                               District, 6.50%, 9/1/12            701,220
---------------------------------------------------------------------------
                                                            $   2,340,660
---------------------------------------------------------------------------

                       See notes to financial statements

Kentucky Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D

                                                              Value
--------------------------------------------------------------------------------
Total Tax-Exempt Investments -- 100.0%
  (identified cost $115,387,827)                              $123,399,257
--------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Kentucky municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 1997, 25.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 2.2% to 12.7% of total investments.

/(1)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
/(2)/ Security has been issued as an inverse floater bond.
/(3)/ Security has been segregated to cover when-issued securities.
/(4)/ When-issued security.


                       See notes to financial statements

Louisiana Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%





Ratings (Unaudited) Principal
------------------  Amount
          Standard  (000
Moody's   & Poor's  omitted)   Security                      Value
--------------------------------------------------------------------------
Education -- 0.8%
--------------------------------------------------------------------------
 Aaa       NR       $  150     Louisiana Public Facilities
                               Authority, Guaranteed
                               Student Loan Revenue Bonds
                               (AMT), 6.75%, 9/1/06          $   158,285

 A2        NR          100     Louisiana Public Facilities
                               Authority, Student Loan
                               Revenue Bonds, (AMT),
                               7.00%, 9/1/06                     106,382
--------------------------------------------------------------------------
                                                             $   264,667
--------------------------------------------------------------------------

Electric Utilities -- 3.1%
--------------------------------------------------------------------------
 Ba1       BB+      $  150     Pointe Coupe Parish, LA
                               (Gulf States Utilities
                               Company), 6.70%, 3/1/13       $   158,328

 Baa1      BBB+      2,500     Puerto Rico Electric Power
                               Authority, 0.00%, 7/1/17          839,000

 Baa1      BBB+        175     Puerto Rico Electric Power
                               Authority, 0.00%, 7/1/17           58,730
--------------------------------------------------------------------------
                                                             $ 1,056,058
--------------------------------------------------------------------------

Hospitals -- 8.5%
--------------------------------------------------------------------------
 Baa1      NR       $1,000     Lafourche Parish, LA
                               Hospital Service District,
                               6.00%, 10/1/23/(1)/           $ 1,014,320

 NR        BBB         750     Louisiana PFA, General
                               Health Systems Project,
                               6.80%, 11/1/16                    808,080

 NR        A-          750     Saint Tammany Parish, LA
                               Hospital Service District,
                               6.50%, 7/1/17                     788,280

 NR        A-          250     Saint Tammany Parish, LA
                               Hospital Service District,
                               6.50%, 7/1/22                     260,598
--------------------------------------------------------------------------
                                                             $ 2,871,278
--------------------------------------------------------------------------

Housing -- 29.3%
--------------------------------------------------------------------------
 Aaa       NR       $  680     East Baton Rouge Mortgage
                               Finance Authority, Single
                               Family (GNMA/FNMA), 7.00%,
                               4/1/32                        $   713,123

 Aaa       NR           90     East Baton Rouge Mortgage
                               Finance Authority, Single
                               Family, (GNMA), (AMT),
                               7.88%, 12/1/21                     95,375

 Aaa       NR          230     East Baton Rouge Mortgage
                               Finance Authority, Single
                               Family, (GNMA/FNMA), (AMT),
                               7.10%, 10/1/24                    242,818

 Aaa       NR          500     Louisiana Housing Finance
                               Agency HFA, 6.38%, 12/1/27        521,785

 NR        AAA         150     Louisiana Housing Finance
                               Authority, Multifamily
                               Housing (Westview Apartment
                               II), (AMT), (FHA),
                               7.95%, 1/1/32                     159,629

 NR        AAA         620     Louisiana Housing Finance
                               Authority, Multifamily,
                               (FHA), 6.95%, 7/1/16              639,480

 Aaa       NR          600     Louisiana Housing Finance
                               Authority, Single Family,
                               (AMT), (GNMA), 6.30%,
                               12/1/27                           621,744

 Aaa       NR        1,250     Louisiana Housing Finance
                               Authority, Single Family,
                               (AMT), (GNMA), 8.00%, 3/1/25    1,417,913

 Aaa       NR          650     Louisiana Housing Finance
                               Authority, Single Family,
                               (AMT), (GNMA/FNMA), 6.55%,
                               12/1/26                           681,415

 NR        BBB       1,000     Louisiana Public Facilities
                               Authority, Multifamily
                               Housing -(Windsor Housing),
                               6.25%, 1/1/26                     854,920

 Aaa       NR        1,890     New Orleans Home Mortgage
                               Authority, Single Family,
                               (AMT), (GNMA/FNMA), 6.30%,
                               6/1/28                          1,956,603

 NR        AAA       1,850     Parish of Jefferson, Home
                               Mortgage Authority, (AMT),
                               (GNMA/FNMA), 7.35%, 12/1/16     2,029,671
--------------------------------------------------------------------------
                                                             $ 9,934,476
--------------------------------------------------------------------------

Industrial Development Revenue/Pollution Control Revenue -- 13.5%
--------------------------------------------------------------------------
 A3        A-       $1,750     City of Bastrop, LA
                               (International Paper
                               Company), (AMT),
                               6.60%, 3/1/19                 $ 1,897,122

 A3        A-          750     De Soto Parish, LA
                               (International Paper
                               Company), (AMT),
                               7.70%, 11/1/18                    876,435

 Aa3       NR          150     De Soto Parish, LA
                               (Southwestern Electric
                               Power Company),
                               7.60%, 1/1/19                     170,693

 Baa3      BBB-        900     Puerto Rico Port Authority
                               (American Airlines) (AMT),
                               6.25%, 6/1/26                     956,421

 Aa3       NR          500     South Louisiana Port
                               Commission (Cargill, Inc.),
                               5.85%, 4/1/17                     512,280

 Baa1      BBB+        150     South Louisiana Port
                               Commission (GATX Terminals
                               Corporation), 7.00%, 3/1/23       162,141
--------------------------------------------------------------------------
                                                             $ 4,575,092
--------------------------------------------------------------------------

                       See notes to financial statements

Louisiana Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited) Principal
------------------- Amount
          Standard  (000
Moody's   & Poor's  omitted)   Security                     Value
---------------------------------------------------------------------------
Insured-Education -- 4.9%
---------------------------------------------------------------------------
 Aaa       AAA      $  500     Louisiana Public Facilities
                               Authority (Tulane
                               University), (AMBAC),
                               6.05%, 10/1/25                $   529,390

 Aaa       AAA       1,100     Louisiana State University
                               (FGIC), 5.75%, 7/1/14           1,129,018
---------------------------------------------------------------------------
                                                             $ 1,658,408
---------------------------------------------------------------------------

Insured-General Obligations -- 7.7%
---------------------------------------------------------------------------
 Aaa       AAA      $  250     Commonwealth of Puerto Rico
                               "RIBS" (AMBAC), Variable
                               Rate, 7/1/15/(2)/             $   268,438

 Aaa       AAA       3,000     New Orleans, LA (AMBAC),
                               0.00%, 9/1/15                   1,125,450

 Aaa       AAA       2,000     New Orleans, LA (AMBAC),
                               0.00%, 9/1/16                     709,220

 Aaa       AAA       1,500     New Orleans, LA (AMBAC),
                               0.00%, 9/1/17                     498,795
---------------------------------------------------------------------------
                                                             $ 2,601,903
---------------------------------------------------------------------------

Insured-Hospitals -- 4.9%
---------------------------------------------------------------------------
 Aaa       AAA      $  100     Louisiana Public Facilities
                               Authority Hospital (MBIA),
                               7.65%, Variable Rate,
                               11/28/14/(2)/                 $   111,125

 Aaa       AAA       1,500     Ouachita Parish, Glenwood
                               Medical Center (FSA),
                               5.75%, 5/15/21                  1,535,205
---------------------------------------------------------------------------
                                                             $ 1,646,330
---------------------------------------------------------------------------

Insured-Housing -- 0.2%
---------------------------------------------------------------------------
 Aaa       AAA      $  505     East Baton Rouge Mortgage
                               Finance Authority, Single
                               Family (MBIA) (GNMA/FNMA),
                               0.00%, 10/1/15                $    76,962
---------------------------------------------------------------------------
                                                             $    76,962
---------------------------------------------------------------------------

Insured-Special Tax Revenue -- 6.2%
---------------------------------------------------------------------------
 Aaa       AAA      $2,000     Orleans Levee District
                               (FSA),
                               5.95%, 11/1/14                $ 2,107,219
---------------------------------------------------------------------------
                                                             $ 2,107,219
---------------------------------------------------------------------------

Lease Revenue / Certificates of Participation -- 5.0%
---------------------------------------------------------------------------
 Aa2       AA       $1,650     Saint Bernard Parish (Mobil
                               Oil), 5.90%, 11/1/26          $ 1,686,828
---------------------------------------------------------------------------
                                                             $ 1,686,828
---------------------------------------------------------------------------

Life Care -- 14.3%
---------------------------------------------------------------------------
 NR        NR       $  500     Louisiana Housing Finance
                               Agency (HCC Assisted Living
                               Group 1) (AMT), 9.00%,
                               3/1/25                        $   543,570

 NR        AAA         500     Louisiana Housing Finance
                               Agency (Saint Dominic
                               Assisted Care Facility)
                               (GNMA), 6.85%, 9/1/25             546,930

 NR        AAA       1,995     Louisiana Housing Finance
                               Agency (Saint Joseph's
                               Manor Retirement Center)
                               (GNMA), 7.80%, 12/1/35          2,225,262

 NR        BBB       1,150     Louisiana Public Facilities
                               Authority (Glen Retirement
                               System),
                               6.70%, 12/1/25                  1,190,802

 NR        NR          300     Saint Tammany, LA, Public
                               Finance, Christwood
                               Project,
                               9.00%, 11/15/25                   327,348
---------------------------------------------------------------------------
                                                             $ 4,833,912
---------------------------------------------------------------------------

Transportation -- 1.6%
---------------------------------------------------------------------------
 A         A-       $  500     Mississippi River Bridge
                               Authority,
                               Bridge Revenue,
                               6.75%, 11/1/12/(1)/           $   548,590
---------------------------------------------------------------------------
                                                             $   548,590
---------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
    (identified cost $32,155,616)                            $33,861,723
---------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

                       See notes to financial statements

Louisiana Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D



The Portfolio invests primarily in debt securities issued by Louisiana municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 1997, 23.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.6% to 10.8% of total investments.

/(1)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
/(2)/ Security has been issued as an inverse floater bond.


                       See notes to financial statements

Maryland Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%



Ratings (Unaudited) Principal
------------------- Amount
          Standard  (000
Moody's   & Poor's  omitted)   Security                     Value
-------------------------------------------------------------------------
Cogeneration -- 1.2%
-------------------------------------------------------------------------
NR        NR        $1,250     Maryland Energy, AES
                               Warrior Run Project,
                               (AMT), 7.40%, 9/1/19         $   1,347,538
-------------------------------------------------------------------------
                                                            $   1,347,538
-------------------------------------------------------------------------

Education -- 1.0%
-------------------------------------------------------------------------
Aa3       AA+       $1,000     University of Maryland
                               Auxiliary Facilities and
                               Tuition, 6.30%, 2/1/10       $   1,078,600
-------------------------------------------------------------------------
                                                            $   1,078,600
-------------------------------------------------------------------------

Electric Utilities -- 6.7%
-------------------------------------------------------------------------
A2        A         $1,500     Calvert, MD Pollution
                               Control Revenue (Baltimore
                               Gas and Electric Company),
                               5.55%, 7/15/14               $   1,516,440

NR        BBB        2,500     Guam Power Authority,
                               5.25%, 10/1/13                   2,423,325

NR        BBB          750     Guam Power Authority,
                               6.63%, 10/1/14                     809,145

A1        A          2,225     Prince George's County, MD
                               Pollution Control Revenue
                               (Potomac Electric), 6.38%,
                               1/15/23                          2,363,751
-------------------------------------------------------------------------
                                                            $   7,112,661
-------------------------------------------------------------------------

Escrowed/Prerefunded -- 6.0%
-------------------------------------------------------------------------
Aaa       NR        $1,125     Baltimore, MD Single
                               Family Mortgage (Inner
                               Harbor), 8.00%, 12/1/10      $   1,438,944

NR        AAA        1,000     Commonwealth of Puerto
                               Rico Public Improvement,
                               6.80%, 7/1/21                    1,121,470

Aaa       AAA          500     Maryland Health and Higher
                               Educational (University of
                               Maryland) (FGIC), 6.50%,
                               7/1/21                             538,235

Aaa       AAA        1,500     Puerto Rico Public
                               Buildings Authority,
                               6.88%, 7/1/21                    1,687,080

NR        AAA        1,000     University of Maryland
                               System Auxiliary Facility
                               and Tuition, 6.50%, 4/1/11       1,074,210

NR        AAA          175     University of Maryland
                               System Auxiliary Facility
                               and Tuition, 6.50%, 4/1/12         194,262

Aa        NR           310     Worcester, MD  Sanitary
                               District, 6.55%, 8/15/17           343,892
-------------------------------------------------------------------------
                                                            $   6,398,093
-------------------------------------------------------------------------

General Obligations -- 3.5%
-------------------------------------------------------------------------
Baa1      A         $2,000     Commonwealth of Puerto
                               Rico, 5.38%, 7/1/25          $   1,945,000

Aa1       AA         1,000     Washington, MD Suburban
                               Sanitary District, 5.63%,
                               6/1/21                           1,010,580

Aa1       AA           500     Washington, MD Suburban
                               Sanitary District, 6.20%,
                               6/1/11                             541,390

Aa        NR           190     Worcester, MD Sanitary
                               District, 6.55%, 8/15/17           207,524
-------------------------------------------------------------------------
                                                            $   3,704,494
-------------------------------------------------------------------------

Hospitals -- 14.2%
-------------------------------------------------------------------------
NR        NR        $  480     Berlin, MD (Atlantic
                               General), 8.38%, 6/1/22      $     513,912

A1        A          1,175     Maryland Health and Higher
                               Educational (Good Samaritan
                               Hospital), 5.75%, 7/1/19         1,201,661

Baa1      BBB        1,250     Maryland Health and Higher
                               Educational (Howard County
                               General Hospital), 5.50%,
                               7/1/25                           1,213,850

Baa1      NR         2,500     Maryland Health and Higher
                               Educational (Union Hospital
                               of Cecil), 6.70%, 7/1/22         2,637,550

A         NR         4,000     Prince George's County, MD
                               (Dimensions Health),
                               5.30%, 7/1/24                    3,834,079

Baa3      NR         1,355     Prince George's County, MD
                               (Greater SouthEast Healthcare
                               System), 6.38%, 1/1/13           1,383,469

Baa       NR         4,250     Prince George's County, MD
                               (Greater SouthEast Healthcare
                               System), 6.38%, 1/1/23           4,330,197
-------------------------------------------------------------------------
                                                            $  15,114,718
-------------------------------------------------------------------------

Housing -- 10.6%
-------------------------------------------------------------------------
Aa        NR        $1,000     Maryland Community
                               Development Administration
                               Multifamily, FHA, (AMT),
                               6.70%, 5/15/36               $   1,050,840

                       See notes to financial statements

Maryland Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited) Principal
------------------- Amount
          Standard  (000
Moody's   & Poor's  omitted)   Security                      Value
-------------------------------------------------------------------------
Housing (continued)
-------------------------------------------------------------------------
Aa        NR        $  245     Maryland Community
                               Development Administration
                               Single Family, 6.85%,
                               4/1/11                       $     258,098

Aa        NR         3,000     Maryland Community
                               Development Administration
                               Single Family, (AMT),
                               6.75%, 4/1/26                    3,188,370

Aa        NR           935     Maryland Community
                               Development Administration
                               Single Family, (AMT),
                               6.80%, 4/1/22                      991,091

Aa        NR           745     Maryland Community
                               Development Administration
                               Single Family, (AMT)
                               6.80%, 4/1/24                      789,693

Aa2       NR         2,525     Montgomery County, MD
                               Single Family Mortgage
                               Revenue,
                               6.05%, 7/1/27                    2,583,732

NR        A            300     Prince George's County, MD
                               (Antoinette Gardens
                               Apartments), FHA, 7.00%,
                               3/1/28                             313,665

NR        AAA        2,160     Prince George's County,
                               MD, Housing Authority
                               (Langely Gardens), 5.88%,
                               2/20/39                          2,153,282
-------------------------------------------------------------------------
                                                            $  11,328,771
-------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 11.8%
-------------------------------------------------------------------------
A1        A         $1,350     Allegany, MD Pollution
                               Control Revenue (Westvaco
                               Corporation), 6.20%, 1/1/08  $   1,480,815

NR        NR         1,350     Baltimore, MD Pollution
                               Control Revenue (Bethlehem
                               Steel Corporation), 7.50%,
                               6/1/15                           1,479,438

Aa3       AA-        2,000     Baltimore, MD Port
                               Facilities (Consolidated
                               Coal Sales Company - E.I.
                               du Pont de Nemours),
                               6.50%, 12/1/10                   2,179,960

Aa3       AA-        2,000     Baltimore, MD Port
                               Facilities (Consolidated
                               Coal Sales Company - E.I.
                               du Pont de Nemours),
                               6.50%, 10/1/11                   2,176,300

NR        AA-        1,425     Frederick, MD Economic
                               Development Authority
                               (Cargill, Incorporated),
                               6.30%, 11/1/09 /(1)/             1,549,089

Baa3      BBB-       2,000     Puerto Rico Port Authority
                               (American Airlines) (AMT),
                               6.25%, 6/1/26                    2,125,380

Baa3      BBB-       1,500     Puerto Rico Port Authority
                               (American Airlines),
                               (AMT), 6.30%, 6/1/23             1,577,685
-------------------------------------------------------------------------
                                                            $  12,568,667
-------------------------------------------------------------------------

Insured-Colleges and Universities -- 5.1%
-------------------------------------------------------------------------
Aaa       AAA       $5,500     Maryland Health and Higher
                               Educational (Loyola
                               College) (MBIA), 5.38%,
                               10/1/26                      $   5,455,724
-------------------------------------------------------------------------
                                                            $   5,455,724
-------------------------------------------------------------------------

Insured-Education -- 3.1%
-------------------------------------------------------------------------
Aaa       AAA       $1,200     Morgan State University,
                               Maryland Academic and
                               Facilities (MBIA), 6.10%,
                               7/1/20                       $   1,321,116

Aaa       AAA        2,000     Saint Marys College, MD,
                               (MBIA), 5.25%, 9/1/27            1,944,100
-------------------------------------------------------------------------
                                                            $   3,265,216
-------------------------------------------------------------------------

Insured-Electric Utilities -- 2.1%
-------------------------------------------------------------------------
Aaa       AAA       $  250     Commonwealth of Puerto Rico
                               Electric Power Authority
                               STRIPES (FSA), Variable
                               Rate, 7/1/03 /(2)/           $     279,063

Aaa       AAA        2,000     Montgomery County, MD
                               Pollution Control Revenue
                               (MBIA), 5.38%, 2/15/24           1,968,040
-------------------------------------------------------------------------
                                                            $   2,247,103
-------------------------------------------------------------------------

Insured-Hospitals -- 4.6%
-------------------------------------------------------------------------
Aaa       AAA       $1,365     Maryland Health and Higher
                               Educational (Washington
                               Community Hospital) (AMBAC),
                               6.38%, 7/1/22                $   1,502,428

Aaa       AAA        3,150     Puerto Rico Industrial
                               Medical and Environmental
                               Pollution Control
                               Facilities Financing
                               Authority (MBIA), 6.25%,
                               7/1/24                           3,391,983
-------------------------------------------------------------------------
                                                            $   4,894,411
-------------------------------------------------------------------------

                       See notes to financial statements

Maryland Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D



Ratings (Unaudited) Principal
------------------  Amount
          Standard  (000
Moody's   & Poor's  omitted)   Security                     Value
--------------------------------------------------------------------------
Insured-Housing -- 0.5%
--------------------------------------------------------------------------
 Aaa       AAA      $  500     Prince George's County, MD
                               (Keystone Apartments),
                               FHA, (MBIA), 6.80%, 7/1/25   $     531,245
--------------------------------------------------------------------------
                                                            $     531,245
--------------------------------------------------------------------------

Insured-Lease Revenue / Certificates of
Participation -- 6.4%
--------------------------------------------------------------------------
 Aaa       AAA      $2,000     Baltimore, MD COP (AMBAC),
                               5.00%, 10/1/17               $   1,916,740

 Aaa       AAA       1,000     Maryland Stadium Authority
                               (AMBAC), 5.60%, 3/1/14           1,024,120

 Aaa       AAA       1,000     Maryland Stadium Authority
                               (AMBAC), 5.80%, 3/1/26           1,033,190

 Aaa       AAA       3,000     Puerto Rico Public
                               Buildings Authority
                               (AMBAC), 5.00%, 7/1/27           2,839,860
--------------------------------------------------------------------------
                                                            $   6,813,910
--------------------------------------------------------------------------

Insured-Solid Waste -- 5.0%
--------------------------------------------------------------------------
 Aaa       AAA      $5,000     NE Maryland Solid Waste
                               Disposal (MBIA), (AMT),
                               6.30%, 7/1/16                $   5,303,749
--------------------------------------------------------------------------
                                                            $   5,303,749
--------------------------------------------------------------------------

Insured-Transportation -- 5.5%
--------------------------------------------------------------------------
 Aaa       AAA      $2,000     Baltimore, MD
                               International Airport
                               (AMT), (FGIC), 6.25%,
                               7/1/14                       $   2,132,540

 Aaa       AAA       3,750     Washington, D.C. Metro Area
                               Transportation (FGIC),
                               5.25%, 7/1/14                    3,716,663
--------------------------------------------------------------------------
                                                            $   5,849,203
--------------------------------------------------------------------------

Insured-Water and Sewer -- 7.1%
--------------------------------------------------------------------------
 Aaa       AAA      $1,500     Baltimore, MD Sewer
                               (FGIC), 5.50%, 7/1/26        $   1,501,095

 Aaa       AAA       1,000     Baltimore, MD Wastewater
                               (FGIC), 5.00%, 7/1/22              956,100

 Aaa       AAA       2,000     Baltimore, MD Wastewater
                               (MBIA), 5.65%, 7/1/20            2,070,320

 Aaa       AAA       3,000     Baltimore, MD Water
                               (FGIC), 5.50%, 7/1/26            3,002,190
--------------------------------------------------------------------------
                                                            $   7,529,705
--------------------------------------------------------------------------

Lease Revenue / Certificates of Participation -- 2.1%
--------------------------------------------------------------------------
 A         NR       $1,000     Baltimore, MD Revenue
                               Authority, 5.38%, 7/1/18     $     986,970

 NR        BBB       1,250     Puerto Rico (Guaynabo
                               Municipal Government
                               Center Lease),
                               5.63%, 7/1/22                    1,234,250
--------------------------------------------------------------------------
                                                            $   2,221,220
--------------------------------------------------------------------------

Special Tax Revenue -- 0.8%
--------------------------------------------------------------------------
 NR        NR       $  750     Virgin Islands Public
                               Finance Authority, 7.25%,
                               10/1/18                      $     834,825
--------------------------------------------------------------------------
                                                            $     834,825
--------------------------------------------------------------------------

Transportation -- 1.7%
--------------------------------------------------------------------------
 NR        BBB      $1,700     Guam Airport Authority
                               (AMT), 6.70%, 10/1/23        $   1,817,725
--------------------------------------------------------------------------
                                                            $   1,817,725
--------------------------------------------------------------------------

Water and Sewer -- 1.0%
--------------------------------------------------------------------------
 Aa2       AA       $1,000     Maryland Water Quality
                               Financing Administration
                               Revolving Loan Fund,
                               6.55%, 9/1/14                $   1,090,520
--------------------------------------------------------------------------
                                                            $   1,090,520
--------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
    (identified cost $101,424,067)                          $ 106,508,098
--------------------------------------------------------------------------

AMT- Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

                       See notes to financial statements

Maryland Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D



The Portfolio invests primarily in debt securities issued by Maryland municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 1997, 32.4% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.3% to 15.2% of total investments.

/(1)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

/(2)/ Security has been issued as an inverse floater bond.


                       See notes to financial statements

Missouri Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments -- 100.0%


Ratings (Unaudited) Principal
------------------- Amount
          Standard  (000
Moody's   & Poor's  omitted)   Security                            Value
--------------------------------------------------------------------------------
Electric Utilities -- 3.4%
--------------------------------------------------------------------------------
 NR        BBB      $1,010     Guam Power Authority Revenue
                               Bonds, 6.30%, 10/1/22               $ 1,044,875

 Baa1      BBB+      1,500     Puerto Rico Electric Power
                               Authority, 6.38%, 7/1/24              1,634,025
--------------------------------------------------------------------------------
                                                                   $ 2,678,900
--------------------------------------------------------------------------------

Escrowed / Prerefunded -- 5.1%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,000     City of Sikeston, Electric System,
                               (MBIA), 6.25%, 6/1/22 /(1)/         $ 1,093,650

 Aaa       AAA         575     Missouri Health and Education
                               Authority (Saint Louis Children's)
                               (MBIA), 0.00%, 5/15/08                  334,748

 Aaa       AAA       1,000     Saint Louis County, Mortgage
                               Revenue (GNMA) (AMT),
                               5.40%, 1/1/16                           994,740

 Aaa       AAA       1,425     Saint Louis, MO, Regional
                               Convention and Sports Complex,
                               Prerefunded, 7.90%, 8/15/21           1,675,415
--------------------------------------------------------------------------------
                                                                   $ 4,098,553
--------------------------------------------------------------------------------

Hospitals -- 12.5%
--------------------------------------------------------------------------------
 Aa2       AA       $3,250     Missouri Health and Education
                               Authority (Barnes Jewish
                               Christian), 5.25%, 5/15/14          $ 3,242,558

 Baa       NR        2,000     Missouri Health and Education
                               Authority (Jefferson Memorial
                               Hospital), 6.00%, 8/15/23             2,024,520

 Baa       NR        1,900     Missouri Health and Education
                               Authority (Jefferson Memorial
                               Hospital), 6.80%, 5/15/25             2,025,533

 NR        BBB+      1,500     Missouri Health and Education
                               Authority (Lake of the Ozarks),
                               6.50%, 2/15/21                        1,571,250

 Aa1       AA+       1,000     Missouri Health and Education
                               Authority (Sisters of Mercy),
                               6.25%, 6/1/15                         1,054,420
--------------------------------------------------------------------------------
                                                                   $ 9,918,281
--------------------------------------------------------------------------------

Housing -- 3.2%
--------------------------------------------------------------------------------
 NR        AAA      $  905     Missouri Housing Development
                               Authority, Single Family Mortgage
                               Revenue (AMT), (GNMA),
                               7.25%, 9/1/26                       $ 1,003,699

 NR        AAA         940     Missouri Housing Development
                               Authority, Single Family Mortgage
                               Revenue (GNMA), 6.45%, 9/1/27           982,187

 NR        AAA         535     Missouri Housing Development
                               Authority, Single Family Mortgage
                               Revenue, (AMT), (GNMA),
                               6.75%, 6/1/24                           559,669
--------------------------------------------------------------------------------
                                                                   $ 2,545,555
--------------------------------------------------------------------------------

Industrial Development Revenue / Pollution Control Revenue -- 13.0%
--------------------------------------------------------------------------------
 NR        BB-      $1,035     Jefferson County (Kmart
                               Corporation), 6.40%, 8/1/08 /(2)/   $ 1,064,673

 NR        NR        1,300     Kansas City, Industrial
                               Development Authority (Airline
                               Cargo Facilities), 8.50%, 1/1/17      1,449,110

 A3        NR        1,200     Missouri Environmental
                               Improvement and Energy Resources
                               Authority (American Cyanamid
                               Company), 5.80%, 9/1/09               1,295,100

 Baa3      BBB-      2,500     Puerto Rico Port Authority
                               (American Airlines) (AMT),
                               6.25%, 6/1/26                         2,656,725

 A1        A+        3,750     Saint Louis Industrial
                               Development Authority
                               (Anheuser-Busch), (AMT),
                               5.88%, 11/1/26                        3,850,162
--------------------------------------------------------------------------------
                                                                   $10,315,770
--------------------------------------------------------------------------------

Insured-Education -- 3.0%
--------------------------------------------------------------------------------
 Aaa       AAA      $2,500     Missouri Health and Education
                               (Saint Louis University), (AMBAC),
                               5.20%, 10/1/26                      $ 2,398,650
--------------------------------------------------------------------------------
                                                                   $ 2,398,650
--------------------------------------------------------------------------------

Insured-Electric Utilities -- 8.3%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,000     City of Sikeston, Electric System
                               (MBIA), 5.00%, 6/1/22               $   939,160

 Aaa       AAA         700     Commonwealth of Puerto Rico
                               Electric Power Authority STRIPES
                               (FSA), Variable Rate, 7/1/03 /(3)/      781,375

                       See notes to financial statements

Missouri Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited) Principal
------------------- Amount
          Standard  (000
Moody's   & Poor's  omitted)   Security                            Value
--------------------------------------------------------------------------------

Insured-Electric Utilities (continued)
--------------------------------------------------------------------------------
 Aaa       AAA      $5,000     Missouri Environmental Improvement
                               and Energy Resources Authority
                               (Union Electric), (AMT), (AMBAC),
                               5.45%, 10/1/28                      $ 4,861,149
--------------------------------------------------------------------------------
                                                                   $ 6,581,684
--------------------------------------------------------------------------------

Insured-General Obligations -- 1.4%
--------------------------------------------------------------------------------
 Aaa       AAA      $  500     Commonwealth of Puerto Rico "RIBS"
                               (AMBAC), Variable Rate, 7/1/15/(3)/ $   536,875

 AAA       AAA         500     Commonwealth of Puerto Rico (FSA),
                               Variable Rate, 7/1/22/(3)/              542,500
--------------------------------------------------------------------------------
                                                                   $ 1,079,375
--------------------------------------------------------------------------------

Insured-Hospitals -- 15.3%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,000     Jackson County, Saint Joseph's
                               Health System (MBIA), 6.50%,
                               7/1/12                              $ 1,092,990

 Aaa       AAA         800     Jackson County, Saint Joseph's
                               Health System (MBIA), 6.50%,
                               7/1/19                                  874,392

 Aaa       AAA       1,500     Missouri Health and Education
                               Authority (AMBAC), 6.35%, 11/15/17    1,633,725

 Aaa       AAA       9,500     Missouri Health and Education
                               Authority (Lester Cox Medical
                               Center), (MBIA), 0.00%, 9/1/20        2,648,410

 Aaa       AAA       2,900     Missouri Health and Education
                               Authority (Lester Cox Medical
                               Center), (MBIA), 5.35%, 6/1/10        3,004,052

 Aaa       AAA       2,000     Missouri Health and Education
                               Authority (Saint Luke's Health
                               System) (MBIA), 5.13%, 11/15/19       1,899,420

 Aaa       AAA       1,000     Missouri Health and Education
                               Authority (Sisters of Saint Mary),
                               (MBIA), 6.25%, 6/1/16                 1,059,660
--------------------------------------------------------------------------------
                                                                   $12,212,649
--------------------------------------------------------------------------------

Insured-Housing -- 2.0%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,500     SCA MFMR Receipts, Springfield,
                               MO (FSA), 7.10%, 1/1/30             $ 1,635,285
--------------------------------------------------------------------------------
                                                                   $ 1,635,285
--------------------------------------------------------------------------------

Insured-Lease Revenue/Certificates of Participation -- 4.2%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,750     Kansas City Municipal Assistance
                               Corporation, Bartle Hall
                               Convention (AMBAC), 5.00%, 4/15/20  $ 1,648,185

 Aaa       AAA         500     Kansas City School District
                               (FGIC), 5.00%, 2/1/14                   484,730

 Aaa       AAA         600     Kansas City School District,
                               Building Corporation (FGIC),
                               6.50%, 2/1/08                           646,554

 Aaa       AAA         500     Saint Charles County, Public
                               Facilities Authority (FGIC),
                               6.38%, 3/15/07                          543,925
--------------------------------------------------------------------------------
                                                                   $ 3,323,394
--------------------------------------------------------------------------------

Insured-Transportation -- 1.2%
--------------------------------------------------------------------------------
 Aaa       AAA      $  910     Saint Louis, MO, Airport Revenue
                               (Lambert International Airport)
                               (FGIC), 6.00%, 7/1/14/(4)/          $   977,668
--------------------------------------------------------------------------------
                                                                   $   977,668
--------------------------------------------------------------------------------

Insured-Water and Sewer -- 1.0%
--------------------------------------------------------------------------------
 Aaa       AAA      $  750     City of Saint Louis (FGIC),
                               6.00%, 7/1/14                       $   788,228
--------------------------------------------------------------------------------
                                                                   $   788,228
--------------------------------------------------------------------------------

Lease Revenue/Certificates of Participation -- 7.6%
--------------------------------------------------------------------------------
 A         BBB+     $3,000     Saint Louis County, Regional
                               Convention and Sports Complex
                               Authority, 5.50%, 8/15/13           $ 2,977,890

 A         BBB+      1,000     Saint Louis County, Regional
                               Convention and Sports Complex
                               Authority, 5.75%, 8/15/21             1,003,140

 NR        NR           75     Saint Louis, MO, Regional
                               Convention and Sports Complex,
                               7.90%, 8/15/21                           83,598

 A1        A+        2,000     State of Missouri, Regional
                               Convention and Sports Complex
                               Authority, 5.50%, 8/15/21             1,989,400
--------------------------------------------------------------------------------
                                                                   $ 6,054,028
--------------------------------------------------------------------------------

                       See notes to financial statements

Missouri Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited) Principal
------------------- Amount
          Standard  (000
Moody's   & Poor's  omitted)   Security                            Value
--------------------------------------------------------------------------------
Life Care -- 4.3%
--------------------------------------------------------------------------------
 Baa1      NR       $  300     Cass County, Fox Springs Living
                               Center, 7.38%, 10/1/22              $   326,205

 NR        NR          950     Kansas City, MO Industrial
                               Development Authority (Kingswood
                               United Methodist Manor), 9.00%,
                               11/15/13/(2)/                         1,047,480

 NR        NR        2,000     Missouri Health and Education
                               Authority (Lutheran Hospital),
                               6.38%, 2/1/27                         2,076,380
--------------------------------------------------------------------------------
                                                                   $ 3,450,065
--------------------------------------------------------------------------------

Nursing Homes -- 3.4%
--------------------------------------------------------------------------------
 NR        NR       $1,000     Kansas City, Industrial
                               Development Authority (Beverly
                               Enterprises), 8.00%, 12/1/02        $ 1,060,170

 NR        NR          500     Missouri Health and Education
                               Authority (Bethesda Health Group
                               of Saint Louis Inc.), 6.63%,
                               8/15/05                                 526,150

 NR        NR        1,000     Missouri Health and Education
                               Authority (Bethesda Health Group
                               of Saint Louis, Inc.), 7.50%,
                               8/15/12                               1,115,730
--------------------------------------------------------------------------------
                                                                   $ 2,702,050
--------------------------------------------------------------------------------

Pooled Loans -- 3.4%
--------------------------------------------------------------------------------
 A         NR       $2,750     Missouri Higher Education Loan
                               Authority, Student Loan, (AMT),
                               5.45%, 2/15/09                      $ 2,733,748
--------------------------------------------------------------------------------
                                                                   $ 2,733,748
--------------------------------------------------------------------------------

Special Tax Revenue -- 2.3%
--------------------------------------------------------------------------------
 Baa1      A        $1,000     Puerto Rico, Highway and
                               Transportation Authority,
                               6.63%, 7/1/12                       $ 1,092,530

 NR        NR          650     Virgin Islands Public Finance
                               Authority, 7.25%, 10/1/18               723,515
--------------------------------------------------------------------------------
                                                                   $ 1,816,045
--------------------------------------------------------------------------------

Transportation -- 1.3%
--------------------------------------------------------------------------------
 NR        NR       $1,000     Lake of The Ozarks Community
                               Bridge Corporation, 6.40%,
                               12/1/25/(2)/                        $ 1,007,050
--------------------------------------------------------------------------------
                                                                   $ 1,007,050
--------------------------------------------------------------------------------

Water and Sewer -- 4.1%
--------------------------------------------------------------------------------
 Aa1       NR       $1,000     Missouri Environmental
                               Improvement and Energy Resources
                               Authority, 0.00%, 1/1/14            $   414,060

 Aa1       NR          500     Missouri Environmental
                               Improvement and Energy Resources
                               Authority, 6.55%, 7/1/14                542,580

 Aa1       NR          800     Missouri Environmental
                               Improvement and Energy Resources
                               Authority, 6.88%, 6/1/14                875,560

 Aa1       NR        1,250     Missouri Environmental
                               Improvement and Energy Resources
                               Authority, 7.20%, 7/1/16/(2)/         1,430,063
--------------------------------------------------------------------------------
                                                                   $ 3,262,263
--------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
  (identified cost $73,588,023)                                    $79,579,241
--------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Missouri municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 1997, 38.2% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 3.7% to 16.3% of total investments.

/(1)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
/(2)/ Security has been segregated to cover when-issued securities.
/(3)/ Security has been issued as an inverse floater bond.
/(4)/ When-issued security.

                       See notes to financial statements

North Carolina Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%



Ratings (Unaudited) Principal
------------------- Amount
          Standard  (000
Moody's   & Poor's  omitted)   Security                     Value
---------------------------------------------------------------------------
Education -- 3.8%
---------------------------------------------------------------------------
 Aa1       AA+      $1,000     North Carolina Educational
                               Facilities Finance Agency
                               (Duke University), 6.75%,
                               10/1/21                      $   1,093,120

 Aa3       AA        1,935     University of North
                               Carolina at Chapel Hill,
                               5.00%, 2/15/29                   1,793,668

 Aa3       AA        3,530     University of North
                               Carolina at Chapel Hill,
                               5.25%, 2/15/26                   3,413,545
---------------------------------------------------------------------------
                                                            $   6,300,333
---------------------------------------------------------------------------

Electric Utilities -- 7.8%
---------------------------------------------------------------------------
 A2        A        $1,015     Chatham County Industrial
                               Facilities and Pollution
                               (Carolina Power and
                               Light), 6.30%, 6/15/14       $   1,082,609

 A3        A-          550     North Carolina Municipal
                               Power Authority (Catawba
                               Electric), 7.00%, 1/1/16           565,142

 Baa1      BBB       5,000     North Carolina Municipal
                               Power Authority (Eastern
                               Power), 6.13%, 1/1/09            5,295,249

 Baa1      BBB+      2,000     Puerto Rico Electric Power
                               Authority, 0.00%, 7/1/17           671,200

 Baa1      BBB+      2,000     Puerto Rico Electric Power
                               Authority, 0.00%, 7/1/17           671,200

 Baa1      BBB+      4,250     Puerto Rico Electric Power
                               Authority, 5.25%, 7/1/21         4,076,813

 Baa1      BBB+        365     Puerto Rico Electric Power
                               Authority, 7.13%, 7/1/14           389,959

 NR        NR          240     Virgin Islands Water and
                               Sewer Authority, 7.40%,
                               7/1/11                             258,854
---------------------------------------------------------------------------
                                                            $  13,011,026
---------------------------------------------------------------------------

Escrowed / Prerefunded -- 0.5%
---------------------------------------------------------------------------
 Baa1      AAA      $  635     Puerto Rico Electric Power
                               Authority, Prerefunded to
                               7/1/99, 7.13%, 7/1/14        $     679,888

 NR        AAA         150     Puerto Rico General
                               Obligations, Prerefunded
                               to 7/1/00, 7.30%, 7/1/20           165,509
---------------------------------------------------------------------------
                                                            $     845,397
---------------------------------------------------------------------------


General Obligations -- 2.2%
---------------------------------------------------------------------------
 A         A-       $  175     Eden,  Water and Sewer
                               Bonds, (AMT), 6.75%, 6/1/08  $     190,570

 Aaa       AAA       3,550     North Carolina Capital
                               Improvements, 4.75%, 2/1/12      3,427,596
---------------------------------------------------------------------------
                                                            $   3,618,166
---------------------------------------------------------------------------

Hospitals -- 16.2%
---------------------------------------------------------------------------
 Aa3       AA       $2,090     Charlotte-Mecklenberg
                               Hospital, 0.00%, 1/1/06      $   1,406,089

 Aa3       AA        2,000     Charlotte-Mecklenberg
                               Hospital, 5.88%, 1/15/26         2,066,560

 Aa3       AA        2,000     North Carolina Medical
                               Care Commission, 5.25%,
                               6/1/21                           1,952,100

 Aa3       AA        1,000     North Carolina Medical
                               Care Commission (Carolina
                               Medicorp), 6.00%, 5/1/21         1,017,990

 Aa3       AA        3,500     North Carolina Medical
                               Care Commission (Duke
                               Univ. Hosp.), 0.00%, 6/1/09      1,902,810

 NR        NR        5,500     North Carolina Medical
                               Care Commission (Mercy
                               Hospital), 6.50%, 8/1/08 /(1)/   6,022,554

 Aa3       AA        2,000     North Carolina Medical
                               Care Commission (North
                               Carolina Baptist
                               Hospital), 6.00%, 6/1/22         2,046,540

 Aa3       AA        1,700     North Carolina Medical
                               Care Commission
                               (Presbyterian Health
                               Services), 6.00%, 10/1/24        1,771,502

 A1        A+        2,000     North Carolina Medical
                               Care Commission (Rex
                               Hospital),
                               6.13%, 6/1/10                    2,119,260

 NR        BBB+      2,500     North Carolina Medical
                               Care Commission
                               (Roanoke-Chowan Hospital),
                               7.75%, 10/1/19                   2,648,850

 Aa3       AA-       4,165     Pitt County Memorial
                               Hospital, 5.25%, 12/1/21         4,020,683
---------------------------------------------------------------------------
                                                            $  26,974,938
---------------------------------------------------------------------------

Housing -- 12.9%
---------------------------------------------------------------------------
 NR        AAA      $1,900     Charlotte Housing
                               Authority, Double Oaks,
                               FHA, (FNMA), 7.35%, 5/15/26  $   2,084,357

 Aa2       AA        2,250     North Carolina Housing
                               Finance Agency, 6.70%,
                               1/1/26                           2,412,383


                       See notes to financial statements

North Carolina Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000
Moody's   & Poor's  omitted)   Security                     Value
--------------------------------------------------------------------------------
Housing (continued)
--------------------------------------------------------------------------------
 Aa2       AA       $1,500     North Carolina Housing
                               Finance Agency, Single
                               Family Mortgage Revenue,
                               (AMT), 6.30%, 3/1/26         $   1,557,180

 Aa2       AA        4,395     North Carolina Housing
                               Finance Agency,
                               Multifamily Mortgage
                               Revenue, 6.85%, 7/1/13           4,678,434

 Aa2       AA        1,970     North Carolina Housing
                               Finance Agency,
                               Multifamily Mortgage
                               Revenue, (AMT), 6.45%,
                               9/1/27                           2,063,358

 Aa        AA        1,250     North Carolina Housing
                               Finance Agency, Single
                               Family Mortgage Revenue,
                               (AMT), 6.20%, 9/1/27             1,289,825

 Aa        AA        2,080     North Carolina Housing
                               Finance Agency, Single
                               Family Mortgage Revenue,
                               (AMT), 6.60%, 9/1/26             2,189,491

 Aa2       AA        3,880     North Carolina Housing
                               Finance Agency, Single
                               Family Mortgage Revenue,
                               (AMT), 6.70%, 9/1/26             4,101,160

 Aa        AA          850     North Carolina Housing
                               Finance Agency, Single
                               Family Mortgage Revenue,
                               (AMT), 7.05%, 9/1/20               900,227

 Aaa       AAA         125     Puerto Rico Housing
                               Finance Corp., Single
                               Family Mortgage Revenue,
                               (GNMA), 6.85%, 10/15/23            131,665
--------------------------------------------------------------------------------
                                                            $  21,408,080
--------------------------------------------------------------------------------

Industrial Development Revenue/Pollution
Control Revenue -- 11.8%
--------------------------------------------------------------------------------
 Baa1      NR       $1,350     Haywood County Industrial
                               Development Authority
                               (Champion International
                               Corporation),
                               6.25%, 9/1/25                $   1,412,316

 Baa1      BBB       2,750     Haywood County Industrial
                               Development Authority
                               (Champion International
                               Corporation), (AMT),
                               5.50%, 10/1/18/(2)/              2,712,710

 Baa1      BBB       1,500     Haywood County Industrial
                               Development Authority
                               (Champion International
                               Corporation), (AMT),
                               5.75%, 12/1/25                   1,507,005

 A2        A         4,250     Martin County Industrial
                               Development Authority
                               (Weyerhaeuser Company),
                               (AMT), 6.80%, 5/1/24             4,677,040

 Baa2      BBB       2,500     New Hanover County
                               (Occidental Petroleum
                               Corporation), 6.70%, 7/1/19      2,657,900

 Baa3      BBB-      5,355     Puerto Rico Port Authority
                               (American Airlines) (AMT),
                               6.25%, 6/1/26/(1)/               5,690,704

 NR        A1+         850     Robeson County, Industrial
                               Facilities and Pollution
                               Control Financing
                               Authority (Campbell Soup
                               Company), 6.40%, 12/1/06           949,790
--------------------------------------------------------------------------------
                                                            $  19,607,465
--------------------------------------------------------------------------------

Insured-Electric Utilities -- 7.4%
--------------------------------------------------------------------------------
 Aaa       AAA      $2,400     Fayetteville, NC, Public
                               Works Commission Revenue
                               (FGIC), 4.75%, 3/1/14        $   2,235,960

 Aaa       AAA       1,000     Guam Power Authority
                               Revenue, Series A (AMBAC),
                               5.25%, 10/1/13                   1,007,160

 Aaa       AAA       1,500     North Carolina Eastern
                               Municipal Power Authority
                               (FSA), Variable Rate,
                               1/1/19                           1,516,875

 Aaa       AAA       2,000     North Carolina Municipal
                               Power Agency, (Catawba
                               Electric Revenue, Series A)
                               (MBIA), 5.13%, 1/1/17/(3)/       1,918,140

 Aaa       AAA       4,000     North Carolina Municipal
                               Power Authority (Catawba
                               Electric) (MBIA), Variable
                               Rate, 1/1/12/(2)/                4,035,000

 Aaa       AAA       1,400     Puerto Rico Electric Power
                               Authority, (FSA) Variable
                               Rate, 7/1/02                     1,531,250
--------------------------------------------------------------------------------
                                                            $  12,244,385
--------------------------------------------------------------------------------

Insured-General Obligations -- 2.9%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,000     Commonwealth of Puerto
                               Rico "RIBS" (AMBAC),
                               Variable Rate, 7/1/15 /(4)/  $   1,073,750

 aa        AAA       3,500     Puerto Rico (FSA),
                               Variable Rate, 7/1/22 /(4)/      3,797,500
--------------------------------------------------------------------------------
                                                            $   4,871,250
--------------------------------------------------------------------------------

Insured-Hospitals -- 11.5%
--------------------------------------------------------------------------------
 Aaa       AAA      $  500     Cumberland County
                               Hospital, (MBIA), 0.00%,
                               10/1/09                      $     268,495


                       See notes to financial statements

North Carolina Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D




Ratings (Unaudited)       Principal
-------------------       Amount
             Standard     (000
Moody's      & Poor's     omitted)   Security                     Value
--------------------------------------------------------------------------------
Insured-Hospitals (continued)
--------------------------------------------------------------------------------
 Aaa         AAA          $  935     North Carolina Medical
                                     Care Commission (Memorial
                                     Mission Hospital) (FSA),
                                     0.00%, 10/1/06               $     598,989

 Aaa         AAA           3,750     North Carolina Medical
                                     Care Commission (Moore
                                     Regional Hospital) (FGIC),
                                     5.00%, 10/1/18                   3,526,388

 Aaa         AAA           5,000     North Carolina Medical
                                     Care Commission (Saint
                                     Joseph's Medical Center)
                                     (AMBAC), 5.10%, 10/1/14          4,904,750

 Aaa         AAA           1,500     North Carolina Medical
                                     Care Commission (Wilson
                                     Memorial Hospital)
                                     (AMBAC), 0.00%, 11/1/15            557,640

 Aaa         AAA           9,500     North Carolina Medical
                                     Care Commission Hospital
                                     Revenue, (Wake County
                                     Hospital) (MBIA), 5.38%,
                                     10/1/26                          9,274,279
--------------------------------------------------------------------------------
                                                                  $  19,130,541
--------------------------------------------------------------------------------

Insured-Lease Revenue / Certificates of
Participation -- 4.6%
--------------------------------------------------------------------------------
 Aaa         AAA          $3,900     Charlotte, Convention
                                     Facility (AMBAC), 5.25%,
                                     12/1/13                      $   3,899,688

 Aaa         AAA           1,575     Franklin, (FGIC), 6.63%,
                                     6/1/14                           1,742,612

 Aaa         AAA           1,000     Mooresville School
                                     District (AMBAC), 6.35%,
                                     10/1/14                          1,087,750

 Aaa         AAA           1,000     Puerto Rico Public
                                     Buildings Authority
                                     (AMBAC), 5.00%, 7/1/27             946,620
--------------------------------------------------------------------------------
                                                                 $    7,676,670
--------------------------------------------------------------------------------

Lease Revenue /
Certificates of Participation -- 7.8%
--------------------------------------------------------------------------------
 A1          A           $2,065      Buncombe County,
                                     6.63%, 12/1/10              $    2,206,473

 A3          A-           6,000      Columbus County, NC,
                                     Industrial Facility and
                                     Pollution Control
                                     Financing (International
                                     Paper Co., Project-Series
                                     A), (AMT),
                                     6.15%, 4/1/21                    6,243,419

 NR          AA             825      Durham County, 6.10%,
                                     7/15/07                            885,308

 Aa3         NR             985      Durham County, 6.75%,
                                     12/1/11                          1,095,714

 A1          AA           2,400      Greensboro, Greensboro
                                     Coliseum Arena, 6.75%,
                                     12/1/09                          2,592,096
--------------------------------------------------------------------------------
                                                                 $   13,023,010
--------------------------------------------------------------------------------

Special Tax Revenue -- 8.3%
--------------------------------------------------------------------------------
 Baa1        A            $3,900     Commonwealth of Puerto
                                     Rico Highway and
                                     Transportation Authority,
                                     5.00%, 7/1/36               $   3,617,601

 Baa1        A             4,000     Commonwealth of Puerto
                                     Rico Highway and
                                     Transportation Authority,
                                     5.25%, 7/1/20                   3,825,480

 Baa1        A             1,825     Commonwealth of Puerto
                                     Rico Highway and
                                     Transportation Authority,
                                     5.50%, 7/1/36                   1,810,364

 Baa1        BBB+            200     Puerto Rico Finance
                                     Authority, 7.90%, 7/1/07          210,568

 Baa1        A             1,490     Puerto Rico Highway and
                                     Transportation Authority,
                                     5.50%, 7/1/15                   1,503,395

 NR          NR            2,550     Virgin Islands Public
                                     Finance Authority, 7.25%,
                                     10/1/18                         2,838,405
--------------------------------------------------------------------------------
                                                                 $  13,805,813
--------------------------------------------------------------------------------

Transportation -- 1.1%
--------------------------------------------------------------------------------
 NR          BBB          $1,000     Guam Airport Authority
                                     (AMT), 6.70%, 10/1/23       $   1,069,250

 Baa3        BBB-            750     Puerto Rico Port Authority
                                     (American Airlines),
                                     (AMT), 6.30%, 6/1/23              788,843
--------------------------------------------------------------------------------
                                                                 $   1,858,093
--------------------------------------------------------------------------------

Water and Sewer -- 1.2%
--------------------------------------------------------------------------------
 Aa          AA           $2,000     Orange County, Water and
                                     Sewer, 5.20%, 7/1/16        $   1,978,540
--------------------------------------------------------------------------------
                                                                 $   1,978,540
--------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
    (identified cost $153,838,803)                               $ 166,353,707
--------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

                       See notes to financial statements

North Carolina Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D



The Portfolio invests primarily in debt securities issued by North Carolina municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 1997, 26.4% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 4.5% to 9.3% of total investments.

/(1)/ Security has been segregated to cover when-issued securities.
/(2)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
/(3)/ When-issued security.
/(4)/ Security has been issued as an inverse floater bond.

                       See notes to financial statements

Oregon Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%



Ratings (Unaudited) Principal
------------------- Amount
          Standard  (000
Moody's   & Poor's  omitted)   Security                          Value
----------------------------------------------------------------------------
Cogeneration -- 1.9%
----------------------------------------------------------------------------
 NR        NR       $2,000     Western Generation Agency
                               (Wauna Cogeneration), (AMT),
                               7.40%, 1/1/16                 $   2,142,380
----------------------------------------------------------------------------
                                                             $   2,142,380
----------------------------------------------------------------------------

Education -- 0.9%
----------------------------------------------------------------------------
 A2        NR       $1,000     City of Salem, Educational
                               Facilities (Willamette
                               University), 6.10%, 4/1/14    $   1,047,620
----------------------------------------------------------------------------
                                                             $   1,047,620
----------------------------------------------------------------------------

Electric Utilities -- 5.2%
----------------------------------------------------------------------------
 Aa1       AA-      $4,000     City of Eugene, Trojan Nuclear
                               Power, 5.90%, 9/1/09/(1)/     $   4,004,200

 A         A+          500     Commonwealth of Puerto Rico,
                               Telephone Authority, Variable
                               Rate, 1/1/20/(2)/                   543,125

 Aa1       AA-       1,500     Northern Wasco County, McNary
                               Dam Fishway Hydroelectric,
                               Bonneville Power Administration,
                               5.20%, 12/1/24                    1,451,085
----------------------------------------------------------------------------
                                                             $   5,998,410
----------------------------------------------------------------------------

Escrowed/Prerefunded -- 3.2%
----------------------------------------------------------------------------
 A1        AAA      $2,000     City of Medford, Rogue Valley
                               Memorial Hospital,
                               6.25%, 12/1/07                $   2,240,280

 NR        A+        1,250     State of Oregon Health,
                               Housing, Educational and
                               Cultural Facilities Authority
                               (Reed College), 6.75%, 7/1/21     1,374,950
----------------------------------------------------------------------------

                                                             $   3,615,230
----------------------------------------------------------------------------

General Obligations -- 13.6%
----------------------------------------------------------------------------
 Aa        NR       $2,000     Lane County, City of
                               Eugene, School District,
                               5.38%, 7/1/13                 $   2,011,280

 Aa2       AA        2,000     Oregon State Veterans
                               Welfare, Series 76A,
                               5.90%, 10/1/17                    2,071,240

 Aa2       AA        1,000     State of Oregon, Board of
                               Higher Education, 6.00%,
                               10/15/18                          1,052,520

 Aa2       AA        1,250     State of Oregon, Elderly
                               and Disabled Housing,
                               6.38%, 8/1/24                     1,348,275

 Aa2       AA        5,110     State of Oregon, Elderly
                               and Disabled Housing,
                               (AMT), 5.65%, 8/1/26              5,174,795


 Aa2       AA        1,225     State of Oregon, Veterans'
                               Welfare Bonds, 5.85%,
                               10/1/15                           1,266,417

 Aa2       AA        1,500     State of Oregon, Veterans'
                               Welfare Bonds, 5.88%,
                               10/1/18                           1,551,240

 Aa        AA+       1,000     Tri-County Metropolitan
                               Transportation District,
                               Light Rail Extension,
                               6.00%, 7/1/12                     1,048,470
----------------------------------------------------------------------------
                                                             $  15,524,237
----------------------------------------------------------------------------

Hospitals -- 1.8%
----------------------------------------------------------------------------
 NR        A        $1,000     Benton County, Good
                               Samaritan Hospital
                               Corvallis, 6.25%, 10/1/09     $   1,043,590

 Aa3       AA        1,000     Clackamas County, Kaiser
                               Permanente, 6.25%, 4/1/21         1,046,850
----------------------------------------------------------------------------
                                                             $   2,090,440
----------------------------------------------------------------------------

Housing -- 29.9%
----------------------------------------------------------------------------
 Aaa       NR       $2,875     City of Portland Housing
                               Authority, Multifamily
                               Mortgage Revenue, Cherry
                               Blossom Apartments, (AMT),
                               6.20%, 12/20/36               $   2,972,319

 NR        A         1,750     City of Portland Housing
                               Authority, Multifamily
                               Mortgage Revenue,
                               Riverwood, 6.00%, 1/1/19          1,771,560

 NR        NR        2,105     Hood River County, OR,
                               Health Facility Authority
                               Elderly Housing Revenue
                               (Down Manor Project),
                               6.50%, 1/1/17                     2,153,773

 Aa2       NR        1,500     Oregon Housing and
                               Commerce Service
                               Manufacturer,
                               6.20%, 7/1/28                     1,542,780

 Aa2       NR        4,700     Oregon State Housing and
                               Community Services
                               Department, Mortgage
                               Revenue, Series A, (AMT),
                               6.20%, 7/1/27                     4,887,577

 NR        A         1,000     Portland, OR Housing
                               Authority, 6.00%, 1/1/27          1,011,300


                       See notes to financial statements

Oregon Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D



Ratings (Unaudited) Principal
------------------  Amount
          Standard  (000
Moody's   & Poor's  omitted)   Security                     Value
---------------------------------------------------------------------------
Housing (continued)
---------------------------------------------------------------------------
 Aa3       NR       $5,810     Portland, OR, Housing
                               Authority, Multifamily
                               Revenue Housing (Berry
                               Ridge Project), (AMT),
                               6.30%, 5/1/29                $   6,026,538

 Aa2       NR        2,000     State of Oregon Housing
                               and Community Services
                               Department, Single Family
                               Mortgage Revenue, (AMT),
                               6.20%, 7/1/27                    2,074,920

 Aa2       NR        3,500     State of Oregon Housing
                               and Community Services
                               Department, Single Family
                               Mortgage Revenue, (AMT),
                               6.38%, 7/1/27                    3,680,075

 Aa2       NR        2,000     State of Oregon Housing
                               and Community Services
                               Department, Single Family
                               Mortgage Revenue, (AMT),
                               6.40%, 7/1/26                    2,099,520

 Aa2       NR        2,500     State of Oregon Housing
                               and Community Services
                               Department, Single Family
                               Mortgage Revenue, (AMT),
                               6.45%, 7/1/26                    2,633,700

 Aa3       NR        2,000     Washington County, OR,
                               Housing Authority,
                               Multifamily Revenue
                               (Bethany Meadows Project),
                               (AMT), 5.85%, 9/1/27             2,009,000

 Aa3       NR        1,390     Washington County, OR,
                               Housing Authority,
                               Multifamily Revenue,
                               (Bethany Meadows Project),
                               (AMT), 5.75%, 9/1/17             1,396,297
---------------------------------------------------------------------------
                                                            $  34,259,359
---------------------------------------------------------------------------

Industrial Development Revenue/Pollution Control Revenue -- 9.3%
---------------------------------------------------------------------------
 Baa2      BBB-     $3,500     Oregon Economic
                               Developments Authority,
                               Georgia Pacific, (AMT),
                               6.35%, 8/1/25                $   3,654,595

 NR        BBB-      5,000     Port of Astoria, Pollution
                               Control Revenue, James
                               River, 6.55%, 2/1/15             5,213,500

 NR        NR          750     Port of Portland, Ash
                               Grove Cement Company,
                               7.25%, 10/1/09                     807,728

 NR        NR        1,000     Port of Portland, North
                               Portland Crown Zellerbach
                               Corporation, 6.13%, 5/15/08      1,001,210
---------------------------------------------------------------------------
                                                            $  10,677,033
---------------------------------------------------------------------------

Insured-Education -- 2.3%
---------------------------------------------------------------------------
 Aaa       AAA      $1,000     State of Oregon Health,
                               Housing, Educational and
                               Cultural Facilities
                               Authority (Lewis and Clark
                               College) (MBIA), 6.00%,
                               10/1/13                      $   1,060,280

 Aaa       AAA       1,500     State of Oregon Health,
                               Housing, Educational and
                               Cultural Facilities
                               Authority (Lewis and Clark
                               College) (MBIA), 6.13%,
                               10/1/24                          1,597,170
---------------------------------------------------------------------------
                                                            $   2,657,450
---------------------------------------------------------------------------

Insured-Electric Utilities -- 3.7%
---------------------------------------------------------------------------
 Aaa       AAA      $1,000     City of Eugene, Electric
                               Utility Revenue (MBIA),
                               5.80%, 8/1/22                $   1,031,550

 Aaa       AAA         500     Commonwealth of Puerto Rico
                               Electric Power Authority
                               STRIPES (FSA), Variable
                               Rate, 7/1/03/(2)/                  558,125

 Aaa       AAA       1,600     Commonwealth of Puerto
                               Rico, Telephone Authority
                               (MBIA), Variable Rate,
                               1/16/15/(2)/                     1,602,000

 Aaa       AAA       1,000     Emerald People's Utility
                               District, Electric System
                               (AMBAC), 5.75%, 11/1/16          1,026,480
---------------------------------------------------------------------------
                                                            $   4,218,155
---------------------------------------------------------------------------

Insured-General Obligations -- 2.8%
---------------------------------------------------------------------------
 Aaa       AAA      $2,000     Commonwealth of Puerto
                               Rico "RIBS" (AMBAC),
                               Variable Rate, 7/1/15/(2)/   $   2,147,500

 Aaa       AAA       1,000     Yamhill, Clackamas and
                               Washington Counties,
                               Newberg School District
                               (FSA), 5.50%, 6/1/10             1,025,980
---------------------------------------------------------------------------
                                                            $   3,173,480
---------------------------------------------------------------------------

Insured-Hospitals -- 1.8%
---------------------------------------------------------------------------
 Aaa       AAA      $3,630     Oregon Health Science
                               University, Capital
                               Appreciation (MBIA),
                               0.00%, 7/1/21                $     976,579

 Aaa       AAA       1,000     Western Lane Hospital
                               District Authority,
                               Sisters of Saint Joseph of
                               Peace (MBIA), 5.75%, 8/1/19      1,030,900
---------------------------------------------------------------------------
                                                            $   2,007,479
---------------------------------------------------------------------------

                       See notes to financial statements

Oregon Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited) Principal
------------------- Amount
          Standard  (000
Moody's   & Poor's  omitted)   Security                     Value
---------------------------------------------------------------------------
Insured-Lease Revenue/Certificates of
Participation -- 2.5%
---------------------------------------------------------------------------
 Aaa      AAA       $1,250     State of Oregon,
                               Department of General
                               Services, Real Property
                               Financing Program (AMBAC),
                               6.25%, 9/1/15                $   1,325,925

 Aaa      AAA        1,500     State of Oregon,
                               Department of General
                               Services, Real Property
                               Financing Program (MBIA),
                               6.25%, 11/1/19                   1,586,895
---------------------------------------------------------------------------
                                                            $   2,912,820
---------------------------------------------------------------------------

Insured-Special Tax Revenue -- 0.3%
---------------------------------------------------------------------------
 Aaa      AAA       $1,000     City of Portland, Arena
                               Natural Gas Tax Revenue
                               (AMBAC),0.00%, 6/1/17        $     317,880
---------------------------------------------------------------------------
                                                            $     317,880
---------------------------------------------------------------------------

Insured-Transportation -- 4.8%
---------------------------------------------------------------------------
 Aaa      AAA       $1,500     Oregon Department of
                               Transportation, Westside
                               Light Rail (MBIA), 6.25%,
                               6/1/09                       $   1,643,130

 Aaa      AAA        1,000     Port of Portland, Portland
                               International Airport
                               (AMBAC), (AMT), 6.25%,
                               7/1/18                           1,049,130

 Aaa      AAA        2,750     Port of Portland, Portland
                               International Airport,
                               (AMT), (FGIC), 6.00%,
                               7/1/23                           2,817,650
---------------------------------------------------------------------------
                                                            $   5,509,910
---------------------------------------------------------------------------

Insured-Water and Sewer -- 6.0%
---------------------------------------------------------------------------
 Aaa      AAA       $1,000     City of Beaverton,
                               Washington County, Water
                               Revenue (FSA), 6.13%,
                               6/1/14                       $   1,059,100

 Aaa      AAA        1,500     City of Portland, Sewer
                               System (FGIC), 6.00%,
                               10/1/12                          1,630,545

 Aaa      AAA        1,000     South Fork Water Board,
                               First Lien Water Revenue
                               (FSA), 6.00%, 2/1/14             1,049,790

 Aaa      AAA        1,500     Washington County, Unified
                               Sewerage Agency (AMBAC),
                               6.13%, 10/1/12                   1,637,445

 Aaa      AAA        1,375     Washington County, Unified
                               Sewerage Agency, Senior
                               Lien (AMBAC), 6.13%,
                               10/1/12                          1,500,991
---------------------------------------------------------------------------
                                                            $   6,877,871
---------------------------------------------------------------------------

Lease Revenue/Certificates of Participation -- 1.4%
---------------------------------------------------------------------------
 Aa       A         $1,500     Multnomah County, Juvenile
                               Justice Complex, 6.00%,
                               8/1/12                       $   1,556,550
---------------------------------------------------------------------------
                                                            $   1,556,550
---------------------------------------------------------------------------

Special Tax Revenue -- 4.1%
---------------------------------------------------------------------------
 A        NR        $1,000     City of Portland, Urban
                               Renewal and Redevelopment
                               Bonds, Downtown
                               Waterfront, 6.40%, 6/1/08    $   1,063,720

 Baa1     A            500     Commonwealth of Puerto
                               Rico Highway and
                               Transportation Authority,
                               6.38%, 7/1/08                      535,760

 A1       AA+        3,000     Tri-County Metropolitan
                               Transportation District,
                               Limited Tax Pledge, 5.70%,
                               8/1/13                           3,098,610
---------------------------------------------------------------------------
                                                            $   4,698,090
---------------------------------------------------------------------------

Transportation -- 1.3%
---------------------------------------------------------------------------
 Baa3     BB+       $1,500     Port of Portland, Special
                               Obligation Revenue Bonds
                               (Delta Airlines
                               Incorporated), (AMT),
                               6.20%, 9/1/22                $   1,540,635
---------------------------------------------------------------------------
                                                            $   1,540,635
---------------------------------------------------------------------------

Water and Sewer -- 3.2%
---------------------------------------------------------------------------
 A        A+        $1,500     City of Gresham, Water
                               Revenue, 5.20%, 11/1/10      $   1,502,070

 NR       A+         2,000     Clackamus County, Water
                               Revenue, 6.38%, 10/1/14          2,160,860
---------------------------------------------------------------------------
                                                            $   3,662,930
---------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
    (identified cost $108,099,159)                          $ 114,487,959
---------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

                       See notes to financial statements

Oregon Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


The Portfolio invests primarily in debt securities issued by Oregon municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 1997, 24.2% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 3.2% to 9.2% of total investments.

/(1)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
/(2)/ Security has been issued as an inverse floater bond.

                       See notes to financial statements

South Carolina Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%


Ratings (Unaudited) Principal
------------------- Amount
          Standard  (000
Moody's   & Poor's  omitted)   Security                     Value
---------------------------------------------------------------------------
Education -- 2.9%
---------------------------------------------------------------------------
 NR        A        $1,500     South Carolina Education
                               Authority, Student Loan,
                               (AMT),
                               6.30%, 9/1/08                 $ 1,570,935
---------------------------------------------------------------------------
                                                             $ 1,570,935
---------------------------------------------------------------------------

Electric Utilities -- 7.0%
---------------------------------------------------------------------------
 A1        A-       $1,650     Berkeley County, SC
                               Electric and Gas Company,
                               6.50%, 10/1/14                $ 1,798,253

 Baa1      BBB+      1,400     Puerto Rico Electric Power
                               Authority, 6.25%, 7/1/17        1,480,906

 Baa1      BBB+        500     Puerto Rico Electric Power
                               Authority, 6.38%, 7/1/24          544,675
---------------------------------------------------------------------------
                                                             $ 3,823,834
---------------------------------------------------------------------------

Hospitals -- 5.6%
---------------------------------------------------------------------------
 Aa3       AA-      $1,500     Greenville, SC Hospital
                               System (Board of Trustees),
                               5.25%, 5/1/17                 $ 1,471,035

 Baa1      NR        1,500     Horry County, SC (Conway
                               Hospital), 6.75%, 7/1/12        1,582,380
---------------------------------------------------------------------------
                                                             $ 3,053,415
---------------------------------------------------------------------------

Housing -- 12.9%
---------------------------------------------------------------------------
 NR        BBB+     $1,000     South Carolina Housing
                               Finance Authority,
                               Multifamily Mortgage
                               Revenue (Hunting Ridge)
                               (AMT), 6.75%, 6/1/25          $ 1,043,490

 NR        AA-       1,780     South Carolina Housing
                               Finance Authority,
                               Multifamily Mortgage
                               Revenue (Runaway Bay
                               Apartment), 6.20%, 12/1/20      1,806,771

 NR        AA          975     South Carolina Housing
                               Finance Authority,
                               Multifamily Mortgage
                               Revenue (Westbury Place),
                               6.05%, 7/1/27                     986,408

 Aa        AA        1,500     South Carolina Housing
                               Finance Authority, Single
                               Family Mortgage Revenue,
                               6.38%, 7/1/16                   1,572,585

 Aa2       NR        1,500     South Carolina Housing
                               Finance Authority, Single
                               Family Mortgage Revenue,
                               6.45%, 7/1/17                   1,580,310
---------------------------------------------------------------------------
                                                             $ 6,989,564
---------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 32.5%
---------------------------------------------------------------------------
 Baa2      BBB      $1,890     Aiken County, SC Industrial
                               Development Board (Beloit
                               Corporation), 6.00%, 12/1/11  $ 2,003,117

 NR        BBB+      1,500     Chester County, SC, 7.35%,
                               2/1/14                          1,623,930

 A2        A         2,500     Darlington County, SC,
                               6.00%, 4/1/26                   2,589,025

 A1        AA-       1,500     Darlington County, SC
                               (Nucor Corporation), (AMT),
                               5.75%, 8/1/23                   1,509,390

 A2        A           500     Darlington County, SC
                               (Sonoco Products), (AMT),
                               6.13%, 6/1/25                     523,875

 A2        A         1,500     Darlington County, SC Power
                               and Light Company, 6.60%,
                               11/1/10                         1,643,715

 Aa3       AA-         500     Florence County, SC (E.I.
                               du Pont de Nemours), 6.35%,
                               7/1/22                            538,785

 NR        NR          565     Florence County, SC (Stone
                               Container Company), 7.38%,
                               2/1/07                            598,538

 A1        A-        2,665     Richland County, SC (Union
                               Camp Corporation), (AMT),
                               6.75%, 5/1/22                   2,878,146

 NR        NR        1,500     Spartanburg County, SC
                               Solid Waste (Bavarian Motor
                               Works Corporation), (AMT),
                               7.55%, 11/1/24                  1,684,680

 A2        A+        2,000     York County, SC (Hoechst
                               Celanese Corporation),
                               (AMT),
                               5.70%, 1/1/24                   2,025,360
---------------------------------------------------------------------------
                                                             $17,618,561
---------------------------------------------------------------------------

Insured-Electric Utilities -- 8.6%
---------------------------------------------------------------------------
 Aaa       AAA      $  300     Piedmont Municipal Power
                               Agency (MBIA), 6.25%, 1/1/09  $   334,473

 Aaa       AAA       1,000     Piedmont Municipal Power
                               Agency (MBIA), 6.30%, 1/1/14    1,077,490

 Aaa       AAA       1,250     South Carolina Public
                               Service Authority (AMBAC),
                               6.38%, 7/1/21                   1,357,850

 Aa        AA-       1,000     South Carolina Public
                               Service Authority (MBIA),
                               5.13%, 1/1/32                     933,590

 Aaa       AAA       1,000     South Carolina Public
                               Service Authority (Santee
                               Cooper) (AMBAC),
                               5.00%, 1/1/14                     966,340
---------------------------------------------------------------------------
                                                             $ 4,669,743
---------------------------------------------------------------------------

                       See notes to financial statements

South Carolina Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000
Moody's   & Poor's  omitted)   Security                      Value
--------------------------------------------------------------------------
Insured-General Obligations -- 2.0%
--------------------------------------------------------------------------
 Aaa      AAA       $1,000     Berkeley County, SC School
                               District (AMBAC), 6.30%,
                               2/1/16                        $ 1,072,040
--------------------------------------------------------------------------
                                                             $ 1,072,040
--------------------------------------------------------------------------

Insured-Hospitals -- 14.3%
--------------------------------------------------------------------------
 Aaa      AAA       $1,500     Greenwood County, Self
                               Memorial Hospital (FGIC),
                               5.88%, 10/1/17                $ 1,541,175

 Aaa      AAA          300     Lexington County Health
                               Services District (FSA),
                               6.75%, 10/1/18                    328,758

 Aaa      AAA        3,000     South Carolina Jobs
                               Economic Development
                               Authority (Anderson Area
                               Medical Center) (MBIA),
                               5.25%, 2/1/26                   2,876,040

 Aaa      AAA        1,000     South Carolina Jobs
                               Economic Development
                               Authority (Baptist
                               Hospital) (AMBAC), 5.45%,
                               8/1/15                            986,450

 Aaa      AAA        1,000     South Carolina Jobs
                               Economic Development
                               Authority (Baptist
                               Hospital) (AMBAC), Variable
                               Rate, 8/1/15 /(1)/                972,500

 NR       AAA        1,000     South Carolina Jobs
                               Economic Development
                               Authority, Oconee Memorial
                               Hospital (CLI),
                               6.15%, 3/1/25                   1,047,620
--------------------------------------------------------------------------
                                                             $ 7,752,543
--------------------------------------------------------------------------

Insured-Housing -- 1.9%
--------------------------------------------------------------------------
 Aaa      AAA       $1,000     South Carolina Housing
                               Finance and Development
                               Authority, Single Family
                               Mortgage Revenue (AMBAC),
                               (AMT), 5.95%, 7/1/29          $ 1,015,040
--------------------------------------------------------------------------
                                                             $ 1,015,040
--------------------------------------------------------------------------

Insured-Lease Revenue / Certificates of
Participation -- 6.8%
--------------------------------------------------------------------------
 Aaa      AAA       $  500     Charleston County, SC
                               (MBIA), 6.10%, 6/1/11         $   534,110

 Aaa      AAA          955     Charleston County, SC
                               (MBIA), 7.00%, 6/1/19           1,101,058

 Aaa      AAA           45     Charleston County, SC
                               (MBIA), 7.00%, 6/1/19              50,746

 Aaa      AAA        1,000     Florence County, SC Law
                               Center (AMBAC), 6.00%,
                               3/1/14                          1,045,400

 Aaa      AAA          900     North Charleston, SC
                               (Coliseum Capital
                               Improvements) (FGIC),
                               6.00%, 1/1/11                     948,996
--------------------------------------------------------------------------
                                                             $ 3,680,310
--------------------------------------------------------------------------

Lease Revenue / Certificates of Participation -- 4.9%
--------------------------------------------------------------------------
 Baa      NR        $  750     Lexington School District,
                               6.90%, 7/1/08                 $   823,515

 Baa1     BBB+       1,750     Myrtle Beach Convention
                               Center, 6.88%, 7/1/17           1,846,705
--------------------------------------------------------------------------
                                                             $ 2,670,220
--------------------------------------------------------------------------

Pooled Loans -- 0.6%
--------------------------------------------------------------------------
 NR       A+        $  300     South Carolina Resource
                               Authority, Local Government
                               Program, 7.00%, 4/1/13        $   309,684
--------------------------------------------------------------------------
                                                             $   309,684
--------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
    (identified cost $50,167,834)                            $54,225,889
--------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by South Carolina municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 1997, 33.6% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.6% to 13.7% of total investments.

/(1)/ Security has been issued as an inverse floater bond.

                       See notes to financial statements

Tennessee Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%

Ratings (Unaudited) Principal
------------------- Amount
           Standard (000
Moody's    & Poor's omitted)   Security                      Value
--------------------------------------------------------------------------------
Education -- 2.0%
--------------------------------------------------------------------------------
 Baa3      NR       $1,000     Nashville and Davidson
                               County (Belmont
                               University),
                               6.40%, 12/1/19                $ 1,052,640
--------------------------------------------------------------------------------
                                                             $ 1,052,640
--------------------------------------------------------------------------------

Escrowed / Prerefunded -- 2.9%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,500     Shelby County (Lebonheur
                               Children's Hospital),
                               (MBIA), 5.50%, 8/15/12        $ 1,541,475
--------------------------------------------------------------------------------
                                                             $ 1,541,475
--------------------------------------------------------------------------------

General Obligations -- 3.8%
--------------------------------------------------------------------------------
 Aa        AA       $1,000     Metropolitan Government
                               Nashville and Davidson
                               County, 5.88%, 5/15/21        $ 1,034,050

 Aa2       AA+       1,000     Shelby County, 5.13%, 3/1/16      975,950
--------------------------------------------------------------------------------
                                                             $ 2,010,000
--------------------------------------------------------------------------------

Hospitals -- 4.6%
--------------------------------------------------------------------------------
 Baa1      NR       $  500     City of Clarksville,
                               Clarksville Memorial,
                               6.25%, 7/1/08                 $   524,160

 Baa1      NR          500     City of Clarksville,
                               Clarksville Memorial,
                               6.38%, 7/1/18                     518,970

 Baa1      BBB+        250     Knox County (East Tennessee
                               Children's), 6.50%, 10/1/12       261,293

 NR        A-        1,000     Sumner County, Sumner
                               Regional Health Systems,
                               7.50%, 11/1/14                  1,121,160
--------------------------------------------------------------------------------
                                                             $ 2,425,583
--------------------------------------------------------------------------------

Housing -- 15.8%
--------------------------------------------------------------------------------
 NR        A        $  750     Knoxville Community
                               Development Corporation
                               (Clinton Towers),
                               6.65%, 10/15/10               $   785,828

 NR        AAA         500     Knoxville Community
                               Development Corporation
                               (Morningside Gardens)
                               (GNMA), 6.10%, 7/20/20            512,535

 NR        A         1,500     Nashville and Davidson
                               County (The Park at
                               Hermitage), 5.90%, 2/1/19       1,498,110

 Aa2       AA          445     Tennessee Housing
                               Development Agency,
                               Homeownership Program,
                               6.80%, 7/1/17                     467,481

 Aa        AA        1,000     Tennessee Housing
                               Development Agency,
                               Homeownership Program,
                               (AMT), 5.75%, 7/1/24              998,550

 A1        A+        2,000     Tennessee Housing
                               Development Agency,
                               Mortgage Finance Program,
                               5.85%, 7/1/13                   2,038,819

 A1        A+        2,000     Tennessee Housing
                               Development Agency,
                               Mortgage Finance Program,
                               5.95%, 7/1/28                   2,032,340
--------------------------------------------------------------------------------
                                                             $ 8,333,663
--------------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 27.5%
--------------------------------------------------------------------------------
 Aa3       A-1+     $1,000     City of Chattanooga (E.I.
                               du Pont de Nemours and
                               Co.), 6.35%, 7/1/22           $ 1,083,920

 Aa3       AA-       1,000     Humphreys County (E.I. du
                               Pont de Nemours and Co.),
                               (AMT), 6.70%, 5/1/24            1,094,970

 Aa2       AA        2,000     Loudon County
                               (Kimberly-Clark Corp.),
                               (AMT), 6.20%, 2/1/23/(1)/       2,099,159

 A3        A-        2,750     Maury County (Saturn
                               Corp.), 6.50%, 9/1/24           2,999,424

 Baa1      BBB       1,500     McMinn County,TN  (Calhoun
                               Newsprint Co. Project -
                               Bowater Inc.), (AMT),
                               7.40%, 12/1/22                  1,666,935

 Baa2      BBB       1,500     Memphis-Shelby County
                               Airport Authority (Federal
                               Express Corp.), 6.75%,
                               9/1/12                          1,637,220

 Baa2      BBB       1,000     Memphis-Shelby County
                               Airport Authority (Federal
                               Express Corp.), (AMT),
                               6.20%, 7/1/14                   1,030,840

 NR        BBB+        500     Nashville and Davidson
                               County (Osco Treatment
                               Systems), (AMT), 6.00%,
                               5/1/03                            518,220

 Baa3      BBB-      1,250     Puerto Rico Port Authority
                               (American Airlines), 6.25%,
                               6/1/26                          1,328,363

 A3        NR        1,000     South Fulton County, (Tyson
                               Foods Co.), (AMT), 6.40%,
                               10/1/20                         1,054,100
--------------------------------------------------------------------------------
                                                             $14,513,151
--------------------------------------------------------------------------------

Insured-Education -- 6.4%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,100     Jackson, TN Health,
                               Education and Housing
                               (Lambuth University),
                               (FSA), 5.90%, 9/1/20          $ 1,122,484

                       See notes to financial statements

Tennessee Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited) Principal
------------------- Amount
          Standard  (000
Moody's   & Poor's  omitted)   Security                      Value
---------------------------------------------------------------------------
Insured-Education (continued)
---------------------------------------------------------------------------
 Aaa       AAA      $1,000     Metropolitan Nashville
                               Health and Education
                               (Meharry Medical College),
                               (AMBAC), 5.00%, 12/1/24       $   931,060

 Aaa       AAA       1,230     Metropolitan Nashville
                               Health and Education
                               (Meharry Medical College),
                               (AMBAC), 6.00%, 12/1/19         1,334,858
---------------------------------------------------------------------------
                                                             $ 3,388,402
---------------------------------------------------------------------------

Insured-Electric Utilities -- 8.2%
---------------------------------------------------------------------------
 Aaa       AAA      $  750     City of Dickson, Electric
                               System Revenues (MBIA),
                               5.50%, 9/1/16                 $   758,340

 Aaa       AAA       1,000     City of Lawrenceburg
                               Electric Revenues (MBIA),
                               5.50%, 7/1/26                   1,000,780

 Aaa       AAA       1,000     City of Lawrenceburg
                               Electric Revenues (MBIA),
                               6.63%, 7/1/18                   1,171,460

 Aaa       AAA         400     Commonwealth of Puerto Rico
                               Electric Power Authority
                               STRIPES (FSA), Variable
                               Rate, 7/1/03/(2)/                 446,500

 Aaa       AAA       1,000     Madison County Suburban
                               Utility District, (MBIA),
                               5.00%, 2/1/19                     943,480
---------------------------------------------------------------------------
                                                             $ 4,320,560
---------------------------------------------------------------------------

Insured-General Obligations -- 0.6%
---------------------------------------------------------------------------
 Aaa       AAA      $  300     Commonwealth of Puerto Rico
                               "RIBS" (AMBAC), Variable
                               Rate, 7/1/15/(2)/             $   322,125
---------------------------------------------------------------------------
                                                             $   322,125
---------------------------------------------------------------------------

Insured-Hospitals -- 6.7%
---------------------------------------------------------------------------
 Aaa       AAA      $  500     City of Bristol, Bristol
                               Memorial (FGIC), 6.75%,
                               9/1/10                        $   585,555

 Aaa       AAA         250     City of Chattanooga,
                               Memorial Hospital (MBIA),
                               6.63%, 9/1/09                     289,530

 Aaa       AAA       1,500     City of Johnson, Johnson
                               City Medical Center (MBIA),
                               5.00%, 7/1/13                   1,463,055

 Aaa       AAA       1,250     Knox County, Fort Sanders
                               Alliance Obligated Group
                               (MBIA), 5.25%, 1/1/23           1,197,575
---------------------------------------------------------------------------
                                                             $ 3,535,715
---------------------------------------------------------------------------

Insured-Housing -- 2.1%
---------------------------------------------------------------------------
 Aaa       AAA      $1,000     Knox County, SCA Realty
                               Multifamily Mortgage
                               Receipts (FSA),
                               7.13%, 1/1/30                 $ 1,091,690
---------------------------------------------------------------------------
                                                             $ 1,091,690
---------------------------------------------------------------------------

Insured-Special Tax Revenue -- 2.2%
---------------------------------------------------------------------------
 Aaa       AAA      $1,000     City of Johnson, School
                               District Sales Tax (AMBAC),
                               6.70%, 5/1/21                 $ 1,140,640
---------------------------------------------------------------------------
                                                             $ 1,140,640
---------------------------------------------------------------------------

Insured-Transportation -- 2.1%
---------------------------------------------------------------------------
 Aaa       AAA      $1,000     Memphis-Shelby County
                               Airport Authority (MBIA),
                               (AMT), 6.50%, 2/15/09         $ 1,121,270
---------------------------------------------------------------------------
                                                             $ 1,121,270
---------------------------------------------------------------------------

Insured-Water and Sewer -- 2.6%
---------------------------------------------------------------------------
 Aaa       AAA      $  350     Nashville and Davidson
                               County, Water System
                               (AMBAC), Variable Rate,
                               1/1/22/(2)/                   $   381,063

 Aaa       AAA       1,000     Nashville and Davidson
                               County, Water System
                               (FGIC), 5.20%, 1/1/13           1,008,890
---------------------------------------------------------------------------
                                                             $ 1,389,953
---------------------------------------------------------------------------

Miscellaneous -- 1.0%
---------------------------------------------------------------------------
 NR        NR       $  500     Hardeman County, TN
                               (Correctional Facilities
                               Corp.), 7.75%, 8/1/17         $   543,675
---------------------------------------------------------------------------
                                                             $   543,675
---------------------------------------------------------------------------

Nursing Homes -- 2.0%
---------------------------------------------------------------------------
 NR        A+       $1,000     Tennessee State Veterans'
                               Homes Board, Humboldt,
                               6.65%, 2/1/14                 $ 1,081,180
---------------------------------------------------------------------------
                                                             $ 1,081,180
---------------------------------------------------------------------------

Pooled Loans -- 3.7%
---------------------------------------------------------------------------
 NR        A-       $1,200     Tennessee Local Development
                               Authority, Community
                               Provider, 6.55%, 10/1/23      $ 1,272,372

                       See notes to financial statements

Tennessee Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D



Ratings (Unaudited) Principal
-------------------  Amount
           Standard (000
Moody's    & Poor's omitted)   Security                      Value
--------------------------------------------------------------------------------
Pooled Loans (continued)
--------------------------------------------------------------------------------
 A         AA-      $  700     Tennessee Local Development
                               Authority, State Loan
                               Program, 5.00%, 3/1/15        $   678,559
--------------------------------------------------------------------------------
                                                             $ 1,950,931
--------------------------------------------------------------------------------

Special Tax Revenue -- 2.8%
--------------------------------------------------------------------------------
 Baa1      A        $1,575     Commonwealth of Puerto Rico
                               Highway and Transportation
                               Authority, 5.00%, 7/1/36      $ 1,460,954
--------------------------------------------------------------------------------
                                                             $ 1,460,954
--------------------------------------------------------------------------------

Transportation -- 2.0%
--------------------------------------------------------------------------------
 NR        BBB      $1,000     Guam Airport Authority
                               (AMT), 6.70%, 10/1/23         $ 1,069,250
--------------------------------------------------------------------------------
                                                             $ 1,069,250
--------------------------------------------------------------------------------

Water and Sewer -- 1.0%
--------------------------------------------------------------------------------
 NR        A        $  250     Hamilton County, Eastside
                               Utility District, 6.50%,
                               11/1/05                       $   266,548

 NR        A           250     Hamilton County, Eastside
                               Utility District, 6.75%,
                               11/1/11                           266,438
--------------------------------------------------------------------------------
                                                             $   532,986
--------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
    (identified cost $49,525,469)                            $52,825,843
--------------------------------------------------------------------------------

AMT- Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax. The Portfolio invests primarily in debt securities issued by Tennessee municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 1997, 33.8% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 3.0% to 18.0% of total investments.
(1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
(2) Security has been issued as an inverse floater bond.

                       See notes to financial statements

Virginia Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%



Ratings (Unaudited)
------------------- Principal
          Standard  Amount
          &         (000
Moody's   Poor's    omitted)   Security                     Value
--------------------------------------------------------------------------------

Education -- 4.6%
--------------------------------------------------------------------------------
NR        A-        $2,000     City of Lynchburgh
                               (Randolph-Macon Woman's
                               College), 5.88%, 9/1/23      $   2,036,380

Baa3      NR         2,220     Rockingham County,
                               Industrial Development
                               Authority (Bridgewater
                               College), 5.95%, 10/1/13         2,258,317

NR        A-         1,570     Virginia College Building
                               Authority (Hampden-Sydney
                               College), 6.60%, 9/1/16          1,677,058

NR        A+         1,000     Virginia College Building
                               Authority (Hampton
                               University), 5.75%, 4/1/14       1,024,000

NR        A+           400     Virginia College Building
                               Authority (Hampton
                               University), 6.50%, 4/1/08         432,228
--------------------------------------------------------------------------------

                                                            $   7,427,983
--------------------------------------------------------------------------------

Electric Utilities -- 0.6%
--------------------------------------------------------------------------------
Ba        NR        $  965     Virgin Islands Water and
                               Sewer Authority, 7.40%,
                               7/1/11                       $   1,040,810
--------------------------------------------------------------------------------

                                                            $   1,040,810
--------------------------------------------------------------------------------

Escrowed / Prerefunded -- 3.1%
--------------------------------------------------------------------------------
Aaa       AAA       $1,665     Arlington County,
                               Industrial Development
                               Authority (AMBAC), 5.00%,
                               9/1/21                       $   1,556,875

Aaa       NR         1,000     Arlington County,
                               Industrial Development
                               Authority, (Arlington
                               Hospital), 7.13%, 9/1/21         1,119,210

A         NR           500     Augusta County, Industrial
                               Development Authority
                               (Augusta Hospital), 7.00%,
                               9/1/21                             555,765

NR        A+         1,700     City of Virginia Beach,
                               Water and Sewer System,
                               6.63%, 2/1/17                    1,875,219
--------------------------------------------------------------------------------

                                                            $   5,107,069
--------------------------------------------------------------------------------

General Obligations -- 1.4%
--------------------------------------------------------------------------------
Baa1      A         $  350     Commonwealth of Puerto
                               Rico, 0.00%, 7/1/04          $     252,028

Aaa       AAA        1,000     Fairfax County, 5.63%,
                               6/1/14                           1,026,150

Aa2       AA         1,000     Roanoke County, VA,
                               5.00%, 6/1/21                      942,910
--------------------------------------------------------------------------------

                                                            $   2,221,088
--------------------------------------------------------------------------------

Hospitals -- 16.9%
--------------------------------------------------------------------------------
A2        NR        $3,800     Albermarle County,
                               Industrial Development
                               Authority (Martha
                               Jefferson Hospital),
                               5.50%, 10/1/20               $   3,755,730

A2        NR           245     Chesapeake Hospital
                               Authority (Chesapeake
                               General Hospital), 7.60%,
                               7/1/00                             261,996

A2        NR         1,250     City of Martinsville
                               (Memorial Hospital of
                               Martinsville and Henry
                               County), 7.00%, 1/1/06           1,352,013

Aa2       AA         2,910     Fairfax County, Industrial
                               Development Authority
                               (Inova Health System
                               Hospitals), 5.00%, 8/15/14       2,811,467

Aa2       AA         2,000     Fairfax County, Industrial
                               Development Authority
                               (Inova Health System
                               Hospitals),
                               5.00%, 8/15/15                   1,920,920

Aa2       AA         2,500     Fairfax County, Industrial
                               Development Authority
                               (Inova Health System
                               Hospitals),
                               5.00%, 8/15/23                   2,344,625

Aa2       AA         1,000     Fairfax County, Industrial
                               Development Authority
                               (Inova Health System
                               Hospitals),
                               6.00%, 8/15/26                   1,034,070

NR        A-         2,000     Medical College of Hampton
                               Roads, 6.88%, 11/15/11           2,156,460

Aa2       AA-        3,500     Peninsula Ports Authority
                               of Virginia, (Riverside
                               Health System),
                               6.63%, 7/1/10                    3,791,865

A2        NR         2,400     Prince William County,
                               Industrial Development
                               Authority (Potomac
                               Hospital), 6.85%, 10/1/25        2,607,192

Aa2       AA         3,000     Virginia Beach Development
                               Authority (Sentara Bayside
                               Hospital), 6.60%, 11/1/09        3,249,780

A3        NR         1,000     Washington County,
                               Industrial Development
                               Authority (Johnston
                               Memorial Hospital),
                               6.00%, 7/1/14                    1,024,530

                       See notes to financial statements

Virginia Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D

Ratings (Unaudited)  Principal
-------------------  Amount
           Standard  (000
Moody's    & Poor's  omitted)     Security                       Value
--------------------------------------------------------------------------------
Hospitals (continued)
--------------------------------------------------------------------------------
A3         NR        $1,060       Washington County, Industrial
                                  Development Authority
                                  (Johnston Memorial Hospital),
                                  7.00%, 7/1/22                  $   1,144,832
--------------------------------------------------------------------------------
                                                                 $  27,455,480
--------------------------------------------------------------------------------

Housing -- 11.6%
--------------------------------------------------------------------------------
NR         AAA       $1,250       Fairfax County Redevelopment
                                  and Housing Authority
                                  Multifamily Mortgage Revenue,
                                  FHA, 7.00%, 5/1/26             $   1,333,325

NR         AAA        1,000       Hampton Redevelopment and
                                  Housing Authority, Senior
                                  Living (GNMA), 6.00%, 1/20/26      1,024,810

NR         AAA        1,000       Newport News, Redevelopment
                                  and Housing Authority, MFMR,
                                  5.85%, 12/20/30/(1)/               1,019,160

NR         AAA        1,800       Suffolk Redevelopment and
                                  Housing Authority (Prince
                                  Williams Commons) (FNMA),
                                  6.45%, 6/1/19                      1,895,526

Aa1        AA+        3,500       Virginia Housing Development
                                  Authority, Multifamily Mortgage
                                  Revenue, 7.05%, 5/1/18             3,734,465

Aa         AA+        5,000       Virginia Housing Development
                                  Authority, Multifamily Mortgage
                                  Revenue, (AMT), 6.75%, 7/1/21      5,237,650

Aa1        AA+        2,500       Virginia Housing Development
                                  Authority, Single Family
                                  Mortgage Revenue, 6.85%, 1/1/15    2,643,125

Aa         NR         1,900       Virginia Housing Development
                                  Authority, Single Family
                                  Mortgage Revenue, Variable
                                  Rate, 7/1/04/(2)/                  1,949,875
--------------------------------------------------------------------------------
                                                                 $  18,837,936
--------------------------------------------------------------------------------

Industrial Development Revenue / Pollution Control Revenue -- 13.1%
--------------------------------------------------------------------------------
Aa3        AA-       $2,190       City of Chesapeake (Cargill
                                  Inc.), 5.88%, 3/1/13           $   2,271,293

A2         A+         2,000       City of Giles (Hoechst Celanese
                                  Corp.), 6.45%, 5/1/26              2,156,020

A2         A+         1,500       City of Giles (Hoechst Celanese
                                  Corp.), (AMT), 5.95%, 12/1/25      1,543,335

A2         A+         1,000       City of Giles (Hoechst Celanese
                                  Corp.), (AMT), 6.63%, 12/1/22      1,070,080

A3         A          2,000       Henrico County (Browning Ferris
                                  Inc.), (AMT), 5.45%, 1/1/14/(3)/   2,000,260

A1         A-         4,000       Isle of Wright County,
                                  Industrial Development
                                  Authority (Union Camp Corp.),
                                  (AMT), 6.55%, 4/1/24/(4)/          4,314,040

Baa3       BBB-       1,000       Puerto Rico Port Authority
                                  (American Airlines) (AMT),
                                  6.25%, 6/1/26                      1,062,690

Baa3       BBB          980       West Point (Chesapeake Corp.),
                                  6.25%, 3/1/19                      1,030,891

Baa3       BBB        5,520       West Point (Chesapeake Corp.),
                                  (AMT), 6.38%, 3/1/19               5,804,831
--------------------------------------------------------------------------------
                                                                 $  21,253,440
--------------------------------------------------------------------------------

Insured-Electric Utilities -- 0.6%
--------------------------------------------------------------------------------
Aaa        AAA       $  900       Commonwealth of Puerto Rico,
                                  Telephone Authority (MBIA),
                                  Variable Rate, 1/16/15/(2)/    $     901,125
--------------------------------------------------------------------------------
                                                                 $     901,125
--------------------------------------------------------------------------------

Insured-General Obligations -- 3.3%
--------------------------------------------------------------------------------
Aaa        AAA       $5,650       City of Richmond (FGIC),
                                  5.00%, 1/15/21/(4)/            $   5,315,858
--------------------------------------------------------------------------------
                                                                 $   5,315,858
--------------------------------------------------------------------------------

Insured-Hospitals -- 12.1%
--------------------------------------------------------------------------------
Aaa        AAA       $5,000       Augusta County, Industrial
                                  Development Authority (Augusta
                                  Hospital Corp.) (AMBAC),
                                  5.13%, 9/1/21                  $   4,745,350

Aaa        AAA        3,835       City of Fredericksburg,
                                  Industrial Development
                                  Authority (AMBAC), 5.25%,
                                  6/15/23                            3,698,244

Aaa        AAA          665       City of Roanoke (Franklin
                                  Memorial Hospital and Saint
                                  Albans Psychiatric Hospital)
                                  (MBIA), 5.25%, 7/1/25                637,742

Aaa        AAA        5,000       City of Virginia Beach
                                  (Virginia Beach Memorial
                                  Hospital) (AMBAC), 5.13%,
                                  2/15/18                            4,812,850

                       See notes to financial statements

Virginia Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited) Principal
------------------  Amount
          Standard  (000
Moody's   & Poor's  omitted)   Security                     Value
--------------------------------------------------------------------------------

Insured-Hospitals (continued)
--------------------------------------------------------------------------------
 Aaa       AAA      $2,000     City of Winchester,
                               Industrial Development
                               Authority (Winchester
                               Medical Center) (AMBAC),
                               Variable Rate, 1/21/14/(2)/  $   2,345,000

 Aaa       AAA       1,500     Henrico County (Bon Secour
                               Health Systems) (MBIA),
                               6.25%, 8/15/20                   1,679,355

 Aaa       AAA       1,800     Roanoke County, VA
                               Industrial Development
                               Authority (MBIA), 5.00%,
                               7/1/24                           1,676,754
--------------------------------------------------------------------------------
                                                            $  19,595,295
--------------------------------------------------------------------------------

Insured-Transportation -- 4.1%
--------------------------------------------------------------------------------
 Aaa       AAA      $4,800     Chesapeake Bay Bridge and
                               Tunnel Dist. (MBIA),
                               5.00%, 7/1/22                $   4,507,536

 Aaa       AAA       1,000     Metropolitan Washington
                               Airports Authority (MBIA),
                               (AMT), 5.75%, 10/1/20            1,008,390


 Aaa       AAA       1,000     Richmond Metropolitan
                               Authority Expressway
                               (FGIC), 6.38%, 7/15/16           1,087,220

--------------------------------------------------------------------------------
                                                            $   6,603,146
--------------------------------------------------------------------------------

Insured-Water and Sewer -- 7.2%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,000     Loudoun County Sanitation
                               Authority (FGIC), 5.13%,
                               1/1/30                       $     953,690

 Aaa       AAA       2,000     Loudoun County Sanitation
                               Authority (MBIA), 5.25%,
                               1/1/30                           1,921,740

 Aaa       AAA       1,000     Roanoke County, VA Water
                               and Sewer Authority
                               (FGIC), 5.00%, 7/1/21              939,000


 Aaa       AAA       1,000     Upper Occoquan Sewage
                               Authority (FGIC), 5.00%,
                               7/1/15                             956,690

 Aaa       AAA       2,000     Upper Occoquan Sewage
                               Authority (MBIA), 4.75%,
                               7/1/29                           1,767,440

 Aaa       AAA       4,500     Upper Occoquan Sewage
                               Authority (MBIA), 5.00%,
                               7/1/25                           4,211,280

 Aaa       AAA       1,000     Upper Occoquan Sewage
                               Authority (MBIA), 5.15%,
                               7/1/20                             971,170
--------------------------------------------------------------------------------
                                                            $  11,721,010
--------------------------------------------------------------------------------








Ratings (Unaudited) Principal
------------------  Amount
          Standard  (000
Moody's   & Poor's  omitted)   Security                     Value
--------------------------------------------------------------------------------

Lease Revenue / Certificates of Participation -- 5.7%
--------------------------------------------------------------------------------
 Aa        AA       $2,000     Henrico County, Industrial
                               Development Authority,
                               Lease, 7.00%, 8/1/13         $   2,278,900

 Aa        AA        2,250     Henrico County, Industrial
                               Development Authority,
                               Lease, 7.12%, 8/1/21             2,583,518

 NR        NR        1,250     King George County, Lease,
                               7.00%, 12/15/12                  1,314,463

 A         NR        3,000     Rockingham and
                               Harrisonburg Counties,
                               Harrisonburg Redevelopment
                               and Housing Authority,
                               6.50%, 9/1/14                    3,120,720
--------------------------------------------------------------------------------
                                                            $   9,297,601
--------------------------------------------------------------------------------

Life Care -- 1.4%
--------------------------------------------------------------------------------
 NR        NR       $2,000     Loudoun County, VA,
                               Industrial Development
                               Authority (Falcons
                               Landing), 8.75%, 11/1/24     $   2,253,480
--------------------------------------------------------------------------------
                                                            $   2,253,480
--------------------------------------------------------------------------------

Nursing Homes -- 0.2%
--------------------------------------------------------------------------------
 NR        NR       $  270     Covington-Allegheny
                               County, VA, IDA (Beverly
                               Enterprises), 9.38%, 9/1/01  $     295,601

--------------------------------------------------------------------------------
                                                            $     295,601
--------------------------------------------------------------------------------

Solid Waste -- 3.3%
--------------------------------------------------------------------------------
 A1        A+       $  915     Fairfax County Economic
                               Development Authority
                               (Ogden Martin Systems of
                               Fairfax Inc.), (AMT),
                               7.75%, 2/1/11                $     980,322

 A1        A+        2,000     James City County, IDA,
                               (Anheuser Busch), (AMT),
                               6.00%, 4/1/32                    2,059,920

 Baa1      A-        2,250     Southeastern Public
                               Service Authority, Solid
                               Waste Systems, (AMT),
                               6.00%, 7/1/13                    2,293,403
--------------------------------------------------------------------------------

                                                            $   5,333,645
--------------------------------------------------------------------------------

Special Tax Revenue -- 5.5%
--------------------------------------------------------------------------------
 Baa1      A        $  500     Commonwealth of Puerto
                               Rico Highway and
                               Transportation Authority,
                               5.00%, 7/1/22                $     461,235


                       See notes to financial statements

Virginia Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D

Ratings (Unaudited) Principal
------------------- Amount
          Standard  (000
Moody's   & Poor's  omitted)   Security                     Value
-------------------------------------------------------------------------------
Special Tax Revenue (continued)
-------------------------------------------------------------------------------
Baa1      A         $1,500     Commonwealth of Puerto
                               Rico Highway and
                               Transportation Authority,
                               5.00%, 7/1/36                $   1,391,385

Baa1      A         1,500      Commonwealth of Puerto
                               Rico Highway and
                               Transportation Authority,
                               5.50%, 7/1/36                    1,487,970

NR        NR        4,000      Virgin Islands Public
                               Finance Authority, 7.25%,
                               10/1/18                          4,452,400

Aa        AA        1,000      Virginia State
                               Transportation Board
                               Revenue, Route 28,
                               Variable Rate, 4/1/18/(2)/       1,170,000
-------------------------------------------------------------------------------

                                                            $   8,962,990
-------------------------------------------------------------------------------

Transportation -- 1.0%
-------------------------------------------------------------------------------
NR        BBB       $  400     Charlottesville-Albermarle
                               VA Airport Authority,
                               (AMT), 6.13%, 12/1/13        $     409,540

Aa        A+         1,250     Virginia Port Authority,
                               (AMT), 5.90%, 7/1/16             1,284,138
-------------------------------------------------------------------------------

                                                            $   1,693,678
-------------------------------------------------------------------------------

Water and Sewer -- 4.3%
-------------------------------------------------------------------------------
Aa2       AA        $3,595     Fairfax County, VA Water
                               Authority, 5.00%, 4/1/16     $   3,447,785

Aa2       AA-        1,000     Fairfax County, VA Water
                               Authority, Variable Rate,
                               4/1/29/(2)/                      1,031,250

Aa2       AA         1,500     Fairfax County, Water
                               Authority, 5.00%, 4/1/21         1,428,105

NR        AA         1,000     Virginia Resource
                               Authority (Hopewell Waste
                               Water), (AMT), 6.00%,
                               10/1/25                          1,028,120
-------------------------------------------------------------------------------
                                                            $   6,935,260
-------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
    (identified cost $150,623,953)                           $162,252,495
-------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Virginia municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 1997, 28.2% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 5.7% to 11.9% of total investments.

/(1)/ When-issued security.
/(2)/ Security has been issued as an inverse floater bond.
/(3)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
/(4)/ Security has been segregated to cover when-issued securities.

                       See notes to financial statements

EV Municipals Portfolios as of August 31, 1997

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

As of August 31, 1997



                                                                    Alabama           Arkansas          Georgia         Kentucky
                                                                   Portfolio          Portfolio         Portfolio       Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Assets
-----------------------------------------------------------------------------------------------------------------------------------
Investments --
    Identified cost                                               $ 94,504,048      $ 58,959,622      $ 87,597,730     $115,387,827
    Unrealized appreciation                                          6,686,871         3,367,276         6,104,443        8,011,430
-----------------------------------------------------------------------------------------------------------------------------------
Investments at value (Note 1A)                                    $101,190,919      $ 62,326,898      $ 93,702,173     $123,399,257
-----------------------------------------------------------------------------------------------------------------------------------
Cash                                                              $        634      $        223      $    136,373     $        590
Receivable for investments sold                                      3,014,581                --                --        1,002,203
Interest receivable                                                  1,599,550           942,041         1,291,935        2,096,970
Receivable for daily variation margin on open
    financial futures contracts (Note 1E)                               27,625            28,688            38,250           35,594
Deferred organization expenses (Note 1D)                                   615             2,165             1,118              511
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                      $105,833,924      $ 63,300,015      $ 95,169,849     $126,535,125
-----------------------------------------------------------------------------------------------------------------------------------

Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
Payable for investments purchased                                 $         --      $         --      $         --     $  1,012,509
Payable for when-issued securities (Note 1G)                         2,436,346                --                --        1,225,595
Demand note payable (Note 5)                                         1,030,000           602,000                --        1,171,000
Payable to affiliate for Trustees' fees (Note 2)                         3,673             8,500             2,842            3,673
Accrued expenses                                                         7,908             3,697             4,940           12,144
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                 $  3,477,927      $    614,197      $      7,782     $  3,424,921
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets applicable to investors' interest in
    Portfolio                                                     $102,355,997      $ 62,685,818      $ 95,162,067     $123,110,204
-----------------------------------------------------------------------------------------------------------------------------------

Sources of Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals           $ 95,697,044      $ 59,305,346      $ 89,096,279     $115,134,745
Net unrealized appreciation of investments and
    financial futures contracts (computed on the
    basis of identified cost)                                        6,658,953         3,380,472         6,065,788        7,975,459
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                             $102,355,997      $ 62,685,818      $ 95,162,067     $123,110,204
-----------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Assets and Liabilities

As of August 31, 1997


                                                                   Louisiana        Maryland         Missouri        North Carolina
                                                                   Portfolio        Portfolio       Portfolio           Portfolio
------------------------------------------------------------------------------------------------------------------------------------

Assets
------------------------------------------------------------------------------------------------------------------------------------
Investments --
    Identified cost                                               $ 32,155,616      $101,424,067      $ 73,588,023      $153,838,803
    Unrealized appreciation                                          1,706,107         5,084,031         5,991,218        12,514,904
------------------------------------------------------------------------------------------------------------------------------------

Investments at value (Note 1A)                                    $ 33,861,723      $106,508,098      $ 79,579,241      $166,353,707
------------------------------------------------------------------------------------------------------------------------------------
Cash                                                              $        534      $  1,269,716      $    222,850      $        542
Receivable for investments sold                                        198,217                --            15,000         1,450,314
Interest receivable                                                    611,804         1,502,681         1,017,826         2,616,153
Receivable for daily variation margin on open
    financial futures contracts (Note 1E)                               20,188            44,625            31,875           111,563
Deferred organization expenses (Note 1D)                                 2,048               824               549             1,583
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                      $ 34,694,514      $109,325,944      $ 80,867,341      $170,533,862
------------------------------------------------------------------------------------------------------------------------------------


Liabilities
------------------------------------------------------------------------------------------------------------------------------------
Payable for investments purchased                                 $         --      $  1,921,107      $         --      $         --
Payable for when-issued securities (Note 1G)                                --                --           980,840         1,917,768
Demand note payable (Note 5)                                           260,000                --                --         1,030,000
Payable to affiliate for Trustees' fees (Note 2)                           277             1,225             1,137             4,782
Accrued expenses                                                         2,108             2,525             3,648            10,348
------------------------------------------------------------------------------------------------------------------------------------

Total liabilities                                                 $    262,385      $  1,924,857      $    985,625      $  2,962,898
------------------------------------------------------------------------------------------------------------------------------------

Net Assets applicable to investors' interest in Portfolio         $ 34,432,129      $107,401,087      $ 79,881,716      $167,570,964
------------------------------------------------------------------------------------------------------------------------------------


Sources of Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals           $ 32,746,423      $102,296,529      $ 73,922,711      $155,168,804
Net unrealized appreciation of investments and
    financial futures contracts (computed on the
    basis of identified cost)                                        1,685,706         5,104,558         5,959,005        12,402,160
------------------------------------------------------------------------------------------------------------------------------------
Total                                                             $ 34,432,129      $107,401,087      $ 79,881,716      $167,570,964
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Assets and Liabilities

As of August 31, 1997



                                                                     Oregon       South Carolina       Tennessee        Virginia
                                                                   Portfolio         Portfolio         Portfolio        Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Assets
------------------------------------------------------------------------------------------------------------------------------------
Investments --
    Identified cost                                               $108,099,159      $ 50,167,834      $ 49,525,469      $150,623,953
    Unrealized appreciation                                          6,388,800         4,058,055         3,300,374        11,628,542
------------------------------------------------------------------------------------------------------------------------------------

Investments at value (Note 1A)                                    $114,487,959      $ 54,225,889      $ 52,825,843      $162,252,495
------------------------------------------------------------------------------------------------------------------------------------
Cash                                                              $    982,121      $      1,714      $    525,900      $        591
Receivable for investments sold                                             --                --                --            55,000
Interest receivable                                                  1,569,621           778,518           790,748         2,530,816
Receivable for daily variation margin on open
    financial futures contracts (Note 1E)                               53,125                --            22,313            70,125
Deferred organization expenses (Note 1D)                                   848             2,091             1,084             1,258
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                      $117,093,674      $ 55,008,212      $ 54,165,888      $164,910,285
------------------------------------------------------------------------------------------------------------------------------------

Liabilities
------------------------------------------------------------------------------------------------------------------------------------
Payable for investments purchased                                 $  3,391,641      $         --      $         --      $         --
Payable for when-issued securities (Note 1G)                                --                --                --         1,002,275
Demand note payable (Note 5)                                                --         1,024,000                --         2,243,000
Payable to affiliate for Trustees' fees (Note 2)                         1,469             8,500             1,137                --
Accrued expenses                                                         7,798             5,787             3,071             7,478
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                 $  3,400,908      $  1,038,287      $      4,208      $  3,252,753
------------------------------------------------------------------------------------------------------------------------------------
Net Assets applicable to investors' interest in                   $113,692,766      $ 53,969,925      $ 54,161,680      $161,657,532
    Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Sources of Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Net proceeds from capital contributions and                       $107,253,029      $ 49,911,870      $ 50,883,855      $149,996,733
    withdrawals
Net unrealized appreciation of investments and
    financial futures contracts (computed on the                     6,439,737         4,058,055         3,277,825        11,660,799
    basis of identified cost)
------------------------------------------------------------------------------------------------------------------------------------
Total                                                             $113,692,766      $ 53,969,925      $ 54,161,680      $161,657,532
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Operations

For the Year Ended August 31, 1997

                                                                       Alabama          Arkansas         Georgia         Kentucky
                                                                      Portfolio        Portfolio        Portfolio       Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
------------------------------------------------------------------------------------------------------------------------------------
Interest income                                                     $  6,316,866     $  4,035,314     $  6,140,376     $  7,729,597
------------------------------------------------------------------------------------------------------------------------------------
Total investment income                                             $  6,316,866     $  4,035,314     $  6,140,376     $  7,729,597
------------------------------------------------------------------------------------------------------------------------------------


Expenses
------------------------------------------------------------------------------------------------------------------------------------
Investment adviser fee (Note 2)                                     $    412,072     $    231,998     $    393,961     $    519,193
Compensation of Trustees not members of the
    Investment Adviser's organization (Note 2)                            10,909           14,093            9,408           11,049
Custodian fee (Note 1I)                                                   61,653           38,788           50,907           73,486
Legal and accounting services                                             21,733           19,705           21,650           21,736
Interest expense                                                              --           16,640               --               --
Bond pricing                                                               7,039            6,552            8,245            7,824
Registration fees                                                             --               --              300               --
Amortization of organization expenses (Note 1D)                            1,570            1,504            2,194            1,321
Miscellaneous                                                             17,100            6,174           12,534           18,152
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                      $    532,076     $    335,454     $    499,199     $    652,761
------------------------------------------------------------------------------------------------------------------------------------
Deduct --
    Reduction of custodian fee (Note 1I)                            $     16,577     $      7,660     $     18,234     $     37,997
------------------------------------------------------------------------------------------------------------------------------------
Total expense reductions                                            $     16,577     $      7,660     $     18,234     $     37,997
------------------------------------------------------------------------------------------------------------------------------------

Net expenses                                                        $    515,499     $    327,794     $    480,965     $    614,764
------------------------------------------------------------------------------------------------------------------------------------

Net investment income                                               $  5,801,367     $  3,707,520     $  5,659,411     $  7,114,833
------------------------------------------------------------------------------------------------------------------------------------


Realized and Unrealized Gain (Loss) on Investments
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)                 $  1,183,334     $    625,853     $  1,286,804     $  1,701,774
    Financial futures contracts                                       (1,146,882)        (822,716)        (667,216)        (910,896)
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                 $     36,452     $   (196,863)    $    619,588     $    790,878
------------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments (identified cost basis)                             $  3,988,781     $  2,399,033     $  3,062,722     $  4,678,860
    Financial futures contracts                                         (129,617)         (54,602)        (192,887)          (2,894)
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) of
    investments                                                     $  3,859,164     $  2,344,431     $  2,869,835     $  4,675,966
------------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain on investments                     $  3,895,616     $  2,147,568     $  3,489,423     $  5,466,844
------------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations                          $  9,696,983     $  5,855,088     $  9,148,834     $ 12,581,677
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Operations

For the Year Ended August 31, 1997

                                                                   Louisiana         Maryland         Missouri       North Carolina
                                                                   Portfolio        Portfolio         Portfolio         Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
-----------------------------------------------------------------------------------------------------------------------------------
Interest income                                                  $  2,176,759      $  6,364,764      $  4,905,400      $ 10,789,698
-----------------------------------------------------------------------------------------------------------------------------------
Total investment income                                          $  2,176,759      $  6,364,764      $  4,905,400      $ 10,789,698
-----------------------------------------------------------------------------------------------------------------------------------


Expenses
-----------------------------------------------------------------------------------------------------------------------------------
Investment adviser fee (Note 2)                                  $     80,898      $    423,543      $    297,922      $    764,004
Compensation of Trustees not members of the
    Investment Adviser's organization (Note 2)                          1,652             8,463             7,141            14,264
Custodian fee (Note 1I)                                                21,538            54,410            47,507            96,082
Legal and accounting services                                          19,723            21,734            19,730            24,858
Bond pricing                                                            7,686             7,489             8,486             9,830
Amortization of organization expenses (Note 1D)                         1,292             1,518             1,405             3,365
Registration fees                                                       1,250                --                --                --
Miscellaneous                                                           4,084             9,165             3,947            20,056
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                   $    138,123      $    526,322      $    386,138      $    932,459
-----------------------------------------------------------------------------------------------------------------------------------
Deduct --
    Reduction of custodian fee (Note 1I)                         $      6,051      $     29,767      $     11,610      $     33,398
-----------------------------------------------------------------------------------------------------------------------------------
Total expense reductions                                         $      6,051      $     29,767      $     11,610      $     33,398
-----------------------------------------------------------------------------------------------------------------------------------

Net expenses                                                     $    132,072      $    496,555      $    374,528      $    899,061
-----------------------------------------------------------------------------------------------------------------------------------

Net investment income                                            $  2,044,687      $  5,868,209      $  4,530,872      $  9,890,637
-----------------------------------------------------------------------------------------------------------------------------------


Realized and Unrealized Gain (Loss) on Investments
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)              $    256,231      $  1,829,006      $    608,146      $  3,315,145
    Financial futures contracts                                      (239,126)       (1,245,365)         (560,548)       (1,114,908)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                 $     17,105      $    583,641      $     47,598      $  2,200,237
-----------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments (identified cost basis)                          $  1,202,330      $  3,846,608      $  3,870,313      $  4,613,100
    Financial futures contracts                                       (52,439)          (81,171)         (160,739)         (234,793)
-----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
    (depreciation) of investments                                $  1,149,891      $  3,765,437      $  3,709,574      $  4,378,307
-----------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain on investments                  $  1,166,996      $  4,349,078      $  3,757,172      $  6,578,544
-----------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations                       $  3,211,683      $ 10,217,287      $  8,288,044      $ 16,469,181
-----------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Operations

For the Year Ended August 31, 1997

                                                                       Oregon        South Carolina    Tennessee      Virginia
                                                                      Portfolio        Portfolio       Portfolio      Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
-----------------------------------------------------------------------------------------------------------------------------------
Interest income                                                    $  7,307,579     $  3,455,342     $  3,259,146    $ 10,304,982
-----------------------------------------------------------------------------------------------------------------------------------
Total investment income                                            $  7,307,579     $  3,455,342     $  3,259,146    $ 10,304,982
-----------------------------------------------------------------------------------------------------------------------------------


Expenses
-----------------------------------------------------------------------------------------------------------------------------------
Investment adviser fee (Note 2)                                    $    488,080     $    177,252     $    167,958    $    726,536
Compensation of Trustees not members of the
    Investment Adviser's organization (Note 2)                            8,718           14,092            6,737          14,217
Custodian fee (Note 1I)                                                  66,046           33,776           30,926          89,429
Legal and accounting services                                            21,736           19,726           19,726          24,912
Amortization of organization expenses (Note 1D)                           2,092            1,441            2,358           2,763
Registration fees                                                            --               61               --              --
Interest expense                                                         77,209           31,399               --              --
Miscellaneous                                                            17,001           10,555           12,422          33,136
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                     $    680,882     $    288,302     $    240,127    $    890,993
-----------------------------------------------------------------------------------------------------------------------------------
Deduct --
    Reduction of custodian fee (Note 1I)                           $     17,203     $      4,989     $     10,100    $     47,135
-----------------------------------------------------------------------------------------------------------------------------------
Total expense reductions                                           $     17,203     $      4,989     $     10,100    $     47,135
-----------------------------------------------------------------------------------------------------------------------------------

Net expenses                                                       $    663,679     $    283,313     $    230,027    $    843,858
-----------------------------------------------------------------------------------------------------------------------------------

Net investment income                                              $  6,643,900     $  3,172,029     $  3,029,119    $  9,461,124
-----------------------------------------------------------------------------------------------------------------------------------


Realized and Unrealized Gain (Loss) on Investments
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)                $  1,315,302     $    483,668     $    190,273    $  3,654,332
    Financial futures contracts                                      (1,695,039)        (670,946)        (337,567)     (1,810,200)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                $   (379,737)    $   (187,278)    $   (147,294)   $  1,844,132
-----------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments (identified cost basis)                            $  3,252,208     $  2,182,137     $  2,522,070    $  4,040,488
    Financial futures contracts                                          84,934               --          (99,664)         77,279
-----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
    (depreciation) of investments                                  $  3,337,142     $  2,182,137     $  2,422,406    $  4,117,767
------------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain on investments                    $  2,957,405     $  1,994,859     $  2,275,112    $  5,961,899
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                         $  9,601,305     $  5,166,888     $  5,304,231    $ 15,423,023
-----------------------------------------------------------------------------------------------------------------------------------


                       See notes to financial statements

EV Municipals Portfolios as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended August 31, 1997


Increase (Decrease) in Net Assets                Alabama Portfolio   Arkansas Portfolio   Georgia Portfolio  Kentucky Portfolio
-------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                          $  5,801,367       $  3,707,520        $   5,659,411      $   7,114,833
    Net realized gain (loss) on investments              36,452           (196,863)             619,588            790,878
    Net change in unrealized appreciation
         (depreciation) of investments                3,859,164          2,344,431            2,869,835          4,675,966
-------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations         $  9,696,983       $  5,855,088        $   9,148,834      $  12,581,677
-------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
    Contributions                                  $  4,814,194       $  1,860,201        $   5,129,603      $   4,738,142
    Withdrawals                                     (20,698,730)       (19,132,688)         (28,090,665)       (27,227,068)
-------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from capital
    transactions                                   $(15,884,536)      $(17,272,487)       $ (22,961,062)     $ (22,488,926)
-------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                         $ (6,187,553)      $(11,417,399)       $ (13,812,228)     $  (9,907,249)
-------------------------------------------------------------------------------------------------------------------------------

Net Assets
-------------------------------------------------------------------------------------------------------------------------------
At beginning of year                               $108,543,550       $ 74,103,217        $ 108,974,295      $ 133,017,453
-------------------------------------------------------------------------------------------------------------------------------
At end of year                                     $102,355,997       $ 62,685,818        $  95,162,067      $ 123,110,204
-------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended August 31, 1997


                                                  Louisiana          Maryland           Missouri         North Carolina
Increase (Decrease) in Net Assets                 Portfolio         Portfolio           Portfolio           Portfolio
------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                        $ 2,044,687       $  5,868,209        $  4,530,872       $   9,890,637
    Net realized gain on investments                  17,105            583,641              47,598           2,200,237
    Net change in unrealized appreciation
         (depreciation) of investments             1,149,891          3,765,437           3,709,574           4,378,307
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations       $ 3,211,683       $ 10,217,287        $  8,288,044       $  16,469,181
------------------------------------------------------------------------------------------------------------------------
Capital transactions --
    Contributions                                $ 2,993,205       $  6,463,344        $  2,387,301       $   5,496,793
    Withdrawals                                   (6,821,430)       (19,867,889)        (15,955,992)        (41,439,395)
------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from capital
    transactions                                 $(3,828,225)      $(13,404,545)       $(13,568,691)      $ (35,942,602)
------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                       $  (616,542)      $ (3,187,258)       $ (5,280,647)      $ (19,473,421)
------------------------------------------------------------------------------------------------------------------------


Net Assets
------------------------------------------------------------------------------------------------------------------------
At beginning of year                             $35,048,671       $110,588,345        $ 85,162,363       $ 187,044,385
------------------------------------------------------------------------------------------------------------------------
At end of year                                   $34,432,129       $107,401,087        $ 79,881,716       $ 167,570,964
------------------------------------------------------------------------------------------------------------------------

                        See notes to financial statements

EV Municipals Portfolios as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended August 31, 1997

                                                Oregon              South Carolina              Tennessee           Virginia
Increase (Decrease) in Net Assets              Portfolio              Portfolio                 Portfolio           Portfolio
------------------------------------------------------------------------------------------------------------------------------------

From operations --
    Net investment income                     $   6,643,900          $  3,172,029              $  3,029,119         $   9,461,124
    Net realized gain (loss) on investments        (379,737)             (187,278)                 (147,294)            1,844,132
    Net change in unrealized appreciation
         (depreciation) of investments            3,337,142             2,182,137                 2,422,406             4,117,767
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations    $   9,601,305          $  5,166,888              $  5,304,231         $  15,423,023
------------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
    Contributions                             $   5,759,540          $  2,536,482              $  3,539,000         $   7,439,212
    Withdrawals                                 (31,426,734)          (12,051,592)              (10,746,904)          (38,849,024)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from capital
    transactions                              $ (25,667,194)         $ (9,515,110)             $ (7,207,904)        $ (31,409,812)
------------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                    $ (16,065,889)         $ (4,348,222)             $ (1,903,673)        $ (15,986,789)
------------------------------------------------------------------------------------------------------------------------------------


Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of year                          $ 129,758,655          $ 58,318,147              $ 56,065,353         $ 177,644,321
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                $ 113,692,766          $ 53,969,925              $ 54,161,680         $ 161,657,532
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended August 31, 1996

                                                         Alabama            Arkansas            Georgia              Kentucky
Increase (Decrease) in Net Assets                       Portfolio           Portfolio          Portfolio             Portfolio
----------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                            $  6,332,868       $   4,255,703       $  6,613,729         $   7,720,705
    Net realized gain (loss) on investments             1,487,745             286,243            760,070            (1,218,558)
    Net change in unrealized appreciation
        (depreciation) of investments                  (1,006,618)           (463,593)          (233,422)            1,370,567
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations           $  6,813,995       $   4,078,353       $  7,140,377         $   7,872,714
----------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
    Contributions                                    $  5,435,768       $   3,573,437       $  4,580,164         $   6,532,846
    Withdrawals                                       (22,192,266)        (15,083,575)       (25,694,913)          (26,656,733)
----------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from capital
    transactions                                     $(16,756,498)      $ (11,510,138)      $(21,114,749)        $ (20,123,887)
----------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                           $ (9,942,503)      $  (7,431,785)      $(13,974,372)        $ (12,251,173)
----------------------------------------------------------------------------------------------------------------------------------


Net Assets
----------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                 $118,486,053       $  81,535,002       $122,948,667          $145,268,626
----------------------------------------------------------------------------------------------------------------------------------
At end of year                                       $108,543,550       $  74,103,217       $108,974,295          $133,017,453
----------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended August 31, 1996


                                                           Louisiana            Maryland           Missouri         North Carolina
Increase (Decrease) in Net Assets                          Portfolio            Portfolio          Portfolio          Portfolio
------------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                                 $  2,080,783        $   6,315,616        $  5,007,538       $  10,663,105
    Net realized gain (loss) on investments                   (353,485)           1,533,760           1,101,913            (138,749)
    Net change in unrealized appreciation
        (depreciation) of investments                          290,155             (570,744)         (1,026,029)            742,696
------------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations                $  2,017,453        $   7,278,632        $  5,083,422       $  11,267,052
------------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
    Contributions                                         $  4,634,958        $   9,198,950        $  4,159,884       $  19,433,725
    Withdrawals                                             (5,912,419)         (20,893,413)        (17,243,046)        (38,835,116)
------------------------------------------------------------------------------------------------------------------------------------
 Net decrease in net assets from capital transactions     $ (1,277,461)       $ (11,694,463)       $(13,083,162)      $ (19,401,391)
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets                     $    739,992        $  (4,415,831)       $ (7,999,740)      $  (8,134,339)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                      $ 34,308,679        $ 115,004,176        $ 93,162,103       $ 195,178,724
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                            $ 35,048,671        $ 110,588,345        $ 85,162,363       $ 187,044,385
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended August 31, 1996

                                                    Oregon           South Carolina         Tennessee             Virginia
Increase (Decrease) in Net Assets                  Portfolio           Portfolio            Portfolio             Portfolio
------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                         $  7,559,303       $  3,474,069         $   3,197,243          $  10,483,462
    Net realized gain (loss) on investments           (969,132)           659,386                41,366                178,747
    Net change in unrealized appreciation
        (depreciation) of investments                  492,083           (468,193)              360,970                148,870
------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations        $  7,082,254       $  3,665,262         $   3,599,579          $  10,811,079
------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
    Contributions                                 $  5,697,262       $  5,386,887         $   4,078,787          $   9,068,306
    Withdrawals                                    (29,411,782)       (12,145,670)          (10,286,316)           (33,982,986)
------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from capital
    transactions                                  $(23,714,520)      $ (6,758,783)        $  (6,207,529)         $ (24,914,680)
------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                        $(16,632,266)      $ (3,093,521)        $  (2,607,950)         $ (14,103,601)
------------------------------------------------------------------------------------------------------------------------------


Net Assets
------------------------------------------------------------------------------------------------------------------------------
At beginning of year                              $146,390,921       $ 61,411,668         $  58,673,303          $ 191,747,922
------------------------------------------------------------------------------------------------------------------------------
At end of year                                    $129,758,655       $ 58,318,147         $  56,065,353          $ 177,644,321
------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                        Alabama Portfolio
                                                      --------------------------------------------------------
                                                                             Year Ended
                                                      --------------------------------------------------------
                                                                       August 31,                   Sept. 30,
--------------------------------------------------------------------------------------------------------------
                                                       1997        1996        1995       1994 *      1993 **
--------------------------------------------------------------------------------------------------------------

Ratios (as a percentage of
average daily net assets)+++:
--------------------------------------------------------------------------------------------------------------
Expenses /(1)/                                         0.50%       0.49%       0.47%       0.44%+     0.25%+
Net expenses, after
     custodian fee reduction                           0.49%       0.45%         --          --         --
Net investment income                                  5.47%       5.50%       5.77%       5.37%+     5.52%+
Portfolio Turnover                                       23%         52%         51%         26%        10%
--------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)             $102,356    $108,544   $ 118,486   $ 117,163   $ 83,628
--------------------------------------------------------------------------------------------------------------
+++  The operating expenses of the Portfolios may reflect a reduction of the investment adviser fee and/or an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Expenses                                                                                              0.35%+
Net investment income                                                                                 5.42%+
--------------------------------------------------------------------------------------------------------------
                                                                       Arkansas Portfolio
                                                          ----------------------------------------------------
                                                                           Year Ended
                                                          ----------------------------------------------------
                                                                            August 31,
--------------------------------------------------------------------------------------------------------------
                                                             1997       1996       1995       1994 ***
--------------------------------------------------------------------------------------------------------------
Ratios (as a percentage of average daily net assets)+++:
--------------------------------------------------------------------------------------------------------------
Expenses /(1)/                                               0.49%      0.48%      0.46%      0.24%+
Net expenses, after
     custodian fee reduction                                 0.48%      0.46%         --         --
Net investment income                                        5.40%      5.40%      5.69%      5.60%+
Portfolio Turnover                                             17%        11%        23%        16%
--------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                    $62,686    $74,103    $81,535    $82,917
--------------------------------------------------------------------------------------------------------------
+++   The operating expenses of the Portfolios may reflect a reduction of the investment adviser fee and/or an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Expenses                                                                                      0.43%+
Net investment income                                                                         5.41%+
--------------------------------------------------------------------------------------------------------------

+++  Annualized.
*    For the eleven months ended August 31, 1994.
** For the period from the start of business, February 1, 1993 to September 30, 1993.
*** For the period from the start of business, February 1, 1994 to August 31, 1994.
/(1)/The expense ratios for the reporting periods ended August 31, 1996 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.


                       See notes to financial statements

EV Municipals Portfolios as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                        Georgia Portfolio
                                   -----------------------------------------------------------
                                                           Year Ended
                                   -----------------------------------------------------------
                                                     August 31,                     Sept. 30,
                                   ----------------------------------------------   ----------
                                      1997        1996        1995       1994 *     1993 **
----------------------------------------------------------------------------------------------

Ratios (as a percentage of
average daily net assets):
----------------------------------------------------------------------------------------------
Expenses/(1)/                          0.49%       0.50%       0.46%       0.44%+      0.40%+
Net expenses, after
     custodian fee reduction           0.47%       0.45%         --          --          --
Net investment income                  5.55%       5.59%       5.73%       5.37%+      5.37%+
Portfolio Turnover                       13%         21%         48%         45%         35%
----------------------------------------------------------------------------------------------
Net assets, end of year (000s
    omitted)                       $ 95,162   $ 108,974    $122,949    $137,724    $119,311
----------------------------------------------------------------------------------------------
                                                       Kentucky Portfolio
                                   -----------------------------------------------------------
                                                           Year Ended
                                   -----------------------------------------------------------
                                                     August 31,                     Sept. 30,
                                   ----------------------------------------------   ----------
                                      1997        1996        1995       1994 *     1993 **
----------------------------------------------------------------------------------------------

Ratios (as a percentage of
average daily net assets):
----------------------------------------------------------------------------------------------
Expenses/(1)/                          0.51%       0.53%       0.49%       0.46%+       0.40%+
Net expenses, after
     custodian fee reduction           0.48%       0.50%          --         --           --
Net investment income                  5.56%       5.49%       5.75%       5.39%+       5.40%+
Portfolio Turnover                       28%         28%         30%         21%          11%
----------------------------------------------------------------------------------------------
Net assets, end of year (000s
    omitted)                      $ 123,110   $ 133,017    $145,269    $145,210       $117,936
----------------------------------------------------------------------------------------------

+    Annualized.
*    For the eleven months ended August 31, 1994.
** For the period from the start of business, February 1, 1993 to September 30, 1993.
/(1)/The expense ratios for the reporting periods ended August 31, 1996 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

EV Municipals Portfolios as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                 Louisiana Portfolio
                                                  --------------------------------------------------
                                                                     Year Ended
                                                  --------------------------------------------------
                                                                     August 31,
----------------------------------------------------------------------------------------------------
                                                      1997       1996       1995       1994***
----------------------------------------------------------------------------------------------------
Ratios (as a percentage of
average daily net assets)+++:
----------------------------------------------------------------------------------------------------
Expenses /(1)/                                         0.40%      0.30%      0.22%       0.14%+

Net expenses, after
     custodian fee reduction                           0.38%      0.23%        --          --

Net investment income                                  5.85%      5.90%      6.06%       5.86%+

Portfolio Turnover                                       27%        99%        46%         21%
----------------------------------------------------------------------------------------------------

Net assets, end of year (000s omitted)              $34,432    $35,049    $34,309     $31,423
----------------------------------------------------------------------------------------------------

+++ The operating expenses of the Portfolios may reflect a reduction of the investment adviser fee and/or an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Expenses /(1)/                                          --        0.41%      0.33%       0.33%+
Expenses after custodian fee reduction                  --        0.35%        --          --
Net investment income                                   --        5.79%      5.95%       5.67%+
----------------------------------------------------------------------------------------------------

                                                                 Maryland Portfolio
                                                  --------------------------------------------------
                                                                     Year Ended
                                                  --------------------------------------------------
                                                                     August 31,                           Sept. 30,
----------------------------------------------------------------------------------------------------     ------------
                                                              1997       1996       1995         1994*      1993**
---------------------------------------------------------------------------------------------------------------------


Ratios (as a percentage of
average daily net assets)+++:
---------------------------------------------------------------------------------------------------------------------
Expenses /(1)/                                              0.48%       0.51%       0.47%        0.44%+     0.36%+
Net expenses, after
     custodian fee reduction                                0.45%       0.48%         --           --         --
Net investment income                                       5.38%       5.50%       5.79%        5.44%+     5.41%+
Portfolio Turnover                                            30%         33%         30%          41%        34%
---------------------------------------------------------------------------------------------------------------------

Net assets, end of year (000s omitted)                  $107,401    $110,588    $115,004     $117,856    $94,213
---------------------------------------------------------------------------------------------------------------------

+++ The operating expenses of the Portfolios may reflect a reduction of the investment adviser fee and/or an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Expenses /(1)/                                               --          --          --          --        0.38%+
Expenses after custodian fee reduction                       --          --          --          --          --
Net investment income                                        --          --          --          --        5.39%+
---------------------------------------------------------------------------------------------------------------------

+     Annualized.
*     For the eleven months ended August 31, 1994.
** For the period from the start of business, February 1, 1993 to September 30, 1993.
*** For the period from the start of business, February 1, 1994 to August 31, 1994.
/(1)/ The expense ratios for the reporting periods ended August 31, 1996 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.


                       See notes to financial statements

EV Municipals Portfolios as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                          Missouri Portfolio
                                                       -----------------------------------------------------
                                                                              Year Ended
                                                       -----------------------------------------------------
                                                                         August 31,                 Sept. 30,
                                                       -------------------------------------------  --------
                                                          1997       1996       1995       1994*      1993**
------------------------------------------------------------------------------------------------------------
Ratios (as a percentage of average daily net assets):
------------------------------------------------------------------------------------------------------------
Expenses/(1)/                                             0.47%      0.49%      0.48%      0.45%+     0.40%+
Net expenses, after custodian fee reduction               0.46%      0.47%        --         --         --
Net investment income                                     5.52%      5.52%      5.76%      5.36%+     5.36%+
Portfolio Turnover                                           5%        36%        24%        28%         6%
------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                 $79,882    $85,162    $93,162    $95,167    $75,273
------------------------------------------------------------------------------------------------------------
                                                                         North Carolina Portfolio
                                                       -----------------------------------------------------
                                                                              Year Ended
                                                       -----------------------------------------------------
                                                                         August 31,                 Sept. 30,
                                                       -------------------------------------------  --------
                                                          1997       1996       1995       1994*      1993**
------------------------------------------------------------------------------------------------------------
Ratios (as a percentage of average daily net assets):
------------------------------------------------------------------------------------------------------------
Expenses/(1)/                                              0.52%      0.52%      0.48%      0.46%+     0.43%+
Net expenses, after custodian fee reduction                0.50%      0.48%        --         --         --
Net investment income                                      5.53%      5.51%      5.78%      5.40%+     5.43%+
Portfolio Turnover                                           42%        54%        33%        37%        21%
------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                 $167,571   $187,044   $195,179   $199,772   $172,534
------------------------------------------------------------------------------------------------------------

+    Annualized.
*    For the eleven months ended August 31, 1994.
** For the period from the start of business, February 1, 1993 to September 30, 1993.
/(1)/The expense ratios for the reporting periods ended August 31, 1996 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.


                       See notes to financial statements

EV Municipals Portfolios as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                         Oregon Portfolio
                                                    ---------------------------------------------------------------
                                                                            Year Ended
                                                    ---------------------------------------------------------------
                                                                     August 31,                       Sept. 30,
                                                    --------------------------------------------      -------------
                                                      1997        1996        1995        1994*       1993**
-------------------------------------------------------------------------------------------------------------------

Ratios (as a percentage of
average daily net assets):
-------------------------------------------------------------------------------------------------------------------
Expenses/(1)/                                          0.56%        0.50%       0.50%       0.46%+         0.43%+
Net expenses, after custodian fee reduction            0.55%        0.47%        --            --             --
Net investment income                                  5.46%        5.37%       5.60%       5.26%+         5.30%+
Portfolio Turnover                                       22%          28%         22%         15%            32%
-------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)            $ 113,693    $ 129,759   $ 146,391   $ 153,119      $ 127,497
-------------------------------------------------------------------------------------------------------------------
                                                                      South Carolina Portfolio
                                                         -----------------------------------------------
                                                                              Year Ended
                                                         -----------------------------------------------
                                                                              August 31,
                                                         -----------------------------------------------
                                                            1997       1996       1995       1994***
--------------------------------------------------------------------------------------------------------

Ratios (as a percentage of
average daily net assets):
--------------------------------------------------------------------------------------------------------
Expenses/(1)/                                                 0.51%      0.53%      0.44%      0.37%+
Net expenses, after custodian fee reduction                   0.50%      0.51%        --         --
Net investment income                                         5.59%      5.65%      5.81%      5.47%+
Portfolio Turnover                                               8%        36%        75%        23%
--------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                     $53,970    $58,318    $61,412    $62,265
--------------------------------------------------------------------------------------------------------

+    Annualized.
*    For the eleven months ended August 31, 1994.
** For the period from the start of business, February 1, 1993 to September 30, 1993.
***  For the period from the start of business, February 1, 1994 to August
     31, 1994.
/(1)/The expense ratios for the reporting periods ended August 31, 1996 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

EV Municipals Portfolios as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                            Tennessee Portfolio
                                                          ----------------------------------------------------
                                                                                Year Ended
                                                          ----------------------------------------------------
                                                                          August 31,                 Sept. 30,
                                                          -----------------------------------------  ---------
                                                            1997       1996       1995       1994*     1993**
--------------------------------------------------------------------------------------------------------------
Ratios (as a percentage of average daily net assets)+++:
--------------------------------------------------------------------------------------------------------------
Expenses/(1)/                                                0.43%      0.45%      0.41%      0.36%+     0.08%+
Net expenses, after custodian fee reduction                  0.42%      0.43%        --         --         --
Net investment income                                        5.48%      5.52%      5.81%      5.49%+     5.60%+
Portfolio Turnover                                              3%        39%        20%        10%        69%
--------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                    $54,162    $56,065    $58,673    $56,496    $39,266
--------------------------------------------------------------------------------------------------------------

                                                                            Virginia Portfolio
                                                          ----------------------------------------------------
                                                                                Year Ended
                                                          ----------------------------------------------------
                                                                          August 31,                 Sept. 30,
                                                          -----------------------------------------  ---------
                                                            1997       1996       1995       1994*     1993**
--------------------------------------------------------------------------------------------------------------
Ratios (as a percentage of average daily net assets)+++:
--------------------------------------------------------------------------------------------------------------
Expenses/(1)/                                                 0.52%      0.51%      0.48%      0.46%+     0.43%+
Net expenses, after custodian fee reduction                   0.49%      0.48%        --         --         --
Net investment income                                         5.53%      5.55%      5.81%      5.49%+     5.49%+
Portfolio Turnover                                              25%        30%        38%        48%        29%
--------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                    $161,658   $177,644   $191,748   $194,519   $174,260
--------------------------------------------------------------------------------------------------------------

+++ The operating expenses of the Portfolios may reflect a reduction of the investment adviser fee and/or an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Expenses                                                                                                 0.31%+
Net investment income                                                                                    5.37%+
--------------------------------------------------------------------------------------------------------------

+    Annualized.
*    For the eleven months ended August 31, 1994.
** For the period from the start of business, February 1, 1993 to September 30, 1993.
/(1)/The expense ratios for the reporting periods ended August 31, 1996 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.


                       See notes to financial statements

EV Municipals Portfolios as of February 28, 1997

NOTES TO FINANCIAL STATEMENTS


1    Significant Accounting Policies
     ---------------------------------------------------------------------------
     Alabama Municipals Portfolio (Alabama Portfolio), Arkansas Municipals Portfolio (Arkansas Portfolio), Georgia Municipals Portfolio ( Georgia Portfolio), Kentucky Municipals Portfolio (Kentucky Portfolio), Louisiana Municipals Portfolio (Louisiana Portfolio), Maryland Municipals Portfolio (Maryland Portfolio), Missouri Municipals Portfolio (Missouri Portfolio), North Carolina Municipals Portfolio (North Carolina Portfolio), Oregon Municipals Portfolio (Oregon Portfolio), South Carolina Municipals Portfolio (South Carolina Portfolio), Tennessee Municipals Portfolio (Tennessee Portfolio) and Virginia Municipals Portfolio (Virginia Portfolio), collectively the Portfolios, are registered under the Investment Company Act of 1940, as amended, as non-diversified open-end management investment companies which were organized as trusts under the laws of the State of New York on May 1, 1992. The Declarations of Trust permit the Trustees to issue interests in the Portfolios. The following is a summary of significant accounting policies of the Portfolios. The policies are in conformity with generally accepted accounting principles.

     A Investment Valuations -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts and options on financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Over-the-counter options on financial futures contracts are normally valued at the mean between the latest bid and asked prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

     B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for Federal income tax purposes.

     C Federal Taxes-- The Portfolios are treated as partnerships for Federal tax purposes. No provision is made by the Portfolios for federal or state taxes on any taxable income of the Portfolios because each investor in the Portfolios is ultimately responsible for the payment of any taxes. Since some of the Portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them. The Portfolios will allocate at least annually among their respective investors each investor's distributive share of the Portfolios' net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolios on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to each Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

     D Deferred Organization Expenses -- Costs incurred by a Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

     E Financial Futures Contracts -- Upon the entering of a financial futures contract, a Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Portfolio. A Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, a Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

     F Options on Financial Futures Contracts -- Upon purchase of a put option on a financial futures contract by a Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, a Portfolio will realize a loss in the amount of the cost of the option. When a Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales

EV Municipals Portfolios as of August 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


     proceeds from the closing sale transaction are greater or less than the cost of the option. When a Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

     G When-issued and Delayed Delivery Transactions -- The Portfolios may engage in when-issued and delayed delivery transactions. The Portfolios record when-issued securities on trade date and maintain security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

     H Other -- Investment transactions are accounted for on a trade date basis.

     I Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolios. Pursuant to the custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances each Portfolio maintains with IBT. All significant credit balances used to reduce each Portfolio's custodian fees are reported as a reduction of expenses in the Statements of Operations.

     J Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.


2    Investment Adviser Fee and Other Transactions with Affiliates
     ---------------------------------------------------------------------------
     The investment adviser fee is earned by Boston Management and Research
     (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the year ended August 31, 1997, the Portfolios paid advisory fees as follows:


     Portfolio                           Amount          Effective Rate*
     ----------------------------------------------------------------------
     Alabama                           $  412,072            0.39%

     Arkansas                             231,998            0.34%

     Georgia                              393,961            0.39%

     Kentucky                             519,193            0.41%

     Louisiana                             80,898            0.23%

     Maryland                             423,543            0.39%

     Missouri                             297,922            0.36%

     North Carolina                       764,004            0.43%

     Oregon                               488,080            0.40%

     South Carolina                       177,252            0.31%

     Tennessee                            167,958            0.30%

     Virginia                             726,536            0.42%

     * Advisory fees paid as a percentage of average daily net assets.

     Except as to Trustees of the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolios out of such investment adviser fee.

     Trustees of the Portfolios that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 1997, no significant amounts have been deferred.

     Certain of the officers and Trustees of the Portfolios are officers and directors/trustees of the above organizations.

EV Municipals Portfolios as of August 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D




3 Investments
--------------------------------------------------------------------------------
  Purchases and sales of investments, other than U.S. Government securities, purchased options and short-term obligations, for the year ended August 31, 1997 were as follows:


  Alabama Portfolio
  ------------------------------------------------------------------------------
  Purchases                                                      $24,416,024
  Sales                                                           34,728,558


  Arkansas Portfolio
  ------------------------------------------------------------------------------
  Purchases                                                      $11,407,515
  Sales                                                           25,986,335


  Georgia Portfolio
  ------------------------------------------------------------------------------
  Purchases                                                      $12,989,633
  Sales                                                           31,884,027


  Kentucky Portfolio
  ------------------------------------------------------------------------------
  Purchases                                                      $35,696,541
  Sales                                                           48,314,565


  Louisiana Portfolio
  ------------------------------------------------------------------------------
  Purchases                                                      $ 9,230,358
  Sales                                                           11,708,892


  Maryland Portfolio
  ------------------------------------------------------------------------------
  Purchases                                                      $32,294,082
  Sales                                                           40,042,925


  Missouri Portfolio
  ------------------------------------------------------------------------------
  Purchases                                                      $ 4,207,485
  Sales                                                           15,049,440


  North Carolina Portfolio
  ------------------------------------------------------------------------------
  Purchases                                                      $72,817,726
  Sales                                                           96,686,112


  Oregon Portfolio
  ------------------------------------------------------------------------------
  Purchases                                                      $26,856,486
  Sales                                                           42,714,718


  South Carolina Portfolio
  ------------------------------------------------------------------------------
  Purchases                                                      $ 4,291,750
  Sales                                                            9,719,680


  Tennessee Portfolio
  ------------------------------------------------------------------------------
  Purchases                                                      $ 1,519,740
  Sales                                                            7,670,367

  Virginia Portfolio
  ------------------------------------------------------------------------------
  Purchases                                                      $41,264,863
  Sales                                                           61,093,447

4 Federal Income Tax Basis of Investments
  ------------------------------------------------------------------------------
  The cost and unrealized appreciation (depreciation) in value of the investments owned by each Portfolio at August 31, 1997, as computed on a federal income tax basis, are as follows:


  Alabama Portfolio
  ------------------------------------------------------------------------------
  Aggregate Cost                                               $ 94,504,048
  ------------------------------------------------------------------------------

  Gross unrealized appreciation                                $  6,711,930
  Gross unrealized depreciation                                     (25,059)
  ------------------------------------------------------------------------------

  Net unrealized appreciation                                  $  6,686,871
  ------------------------------------------------------------------------------


  Arkansas Portfolio
  ------------------------------------------------------------------------------

  Aggregate Cost                                               $ 58,959,622
  ------------------------------------------------------------------------------

  Gross unrealized appreciation                                $  3,436,545
  Gross unrealized depreciation                                     (69,269)
  ------------------------------------------------------------------------------

  Net unrealized appreciation                                  $  3,367,276
  ------------------------------------------------------------------------------


  Georgia Portfolio
  ------------------------------------------------------------------------------

  Aggregate Cost                                               $ 87,597,730
  ------------------------------------------------------------------------------

  Gross unrealized appreciation                                $  6,180,106
  Gross unrealized depreciation                                     (75,663)
  ------------------------------------------------------------------------------

  Net unrealized appreciation                                  $  6,104,443
  ------------------------------------------------------------------------------


  Kentucky Portfolio
  ------------------------------------------------------------------------------

  Aggregate Cost                                               $115,387,827
  ------------------------------------------------------------------------------

  Gross unrealized appreciation                                $  8,013,161
  Gross unrealized depreciation                                      (1,731)
  ------------------------------------------------------------------------------

  Net unrealized appreciation                                  $  8,011,430
  ------------------------------------------------------------------------------

EV Municipals Portfolios as of August 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D




  Louisiana Portfolio
  -----------------------------------------------------------------------------
  Aggregate Cost                                             $  32,155,616
  -----------------------------------------------------------------------------

  Gross unrealized appreciation                              $   1,864,050

  Gross unrealized depreciation                                   (157,943)
  -----------------------------------------------------------------------------

  Net unrealized appreciation                                $   1,706,107
  -----------------------------------------------------------------------------


  Maryland Portfolio
  -----------------------------------------------------------------------------

  Aggregate Cost                                             $ 101,424,067
  -----------------------------------------------------------------------------

  Gross unrealized appreciation                              $   5,135,233

  Gross unrealized depreciation                                    (51,202)
  -----------------------------------------------------------------------------

  Net unrealized appreciation                                $   5,084,031
  -----------------------------------------------------------------------------


  Missouri Portfolio
  -----------------------------------------------------------------------------

  Aggregate Cost                                             $  73,588,023
  -----------------------------------------------------------------------------

  Gross unrealized appreciation                              $   6,006,453

  Gross unrealized depreciation                                    (15,235)
  -----------------------------------------------------------------------------

  Net unrealized appreciation                                $   5,991,218
  -----------------------------------------------------------------------------


  North Carolina Portfolio
  -----------------------------------------------------------------------------

  Aggregate Cost                                             $ 153,838,803
  -----------------------------------------------------------------------------

  Gross unrealized appreciation                              $  12,587,277

  Gross unrealized depreciation                                    (72,373)
  -----------------------------------------------------------------------------

  Net unrealized appreciation                                $  12,514,904
  -----------------------------------------------------------------------------


  Oregon Portfolio
  -----------------------------------------------------------------------------

  Aggregate Cost                                             $ 108,099,159
  -----------------------------------------------------------------------------

  Gross unrealized appreciation                              $   6,388,800

  Gross unrealized depreciation                                       --
  -----------------------------------------------------------------------------

  Net unrealized appreciation                                $   6,388,800
  -----------------------------------------------------------------------------


  South Carolina Portfolio
  -----------------------------------------------------------------------------

  Aggregate Cost                                               $ 50,167,834
  -----------------------------------------------------------------------------

  Gross unrealized appreciation                                $  4,058,055

  Gross unrealized depreciation                                        --
  -----------------------------------------------------------------------------

  Net unrealized appreciation                                  $  4,058,055
  -----------------------------------------------------------------------------


  Tennessee Portfolio
  -----------------------------------------------------------------------------

  Aggregate Cost                                               $ 49,525,469
  -----------------------------------------------------------------------------

  Gross unrealized appreciation                                $  3,303,714

  Gross unrealized depreciation                                      (3,340)
  -----------------------------------------------------------------------------

  Net unrealized appreciation                                  $  3,300,374
  -----------------------------------------------------------------------------


  Virginia Portfolio
  -----------------------------------------------------------------------------

  Aggregate Cost                                               $150,623,953
  -----------------------------------------------------------------------------

  Gross unrealized appreciation                                $ 11,658,610

  Gross unrealized depreciation                                     (30,068)
  -----------------------------------------------------------------------------

  Net unrealized appreciation                                  $ 11,628,542
  -----------------------------------------------------------------------------

5 Line of Credit
  ------------------------------------------------------------------------------

  The Portfolios participate with other portfolios and funds managed by BMR and EVM and its affiliates in a $120 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the portfolios or funds solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at the bank's base rate or at an amount above either the bank's adjusted certificate of deposit rate, Eurodollar rate or federal funds effective rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the facility is allocated among the participating portfolios and funds at the end of each quarter. At August 31, 1997, the Alabama Portfolio, Arkansas Portfolio, Kentucky Portfolio, Louisiana Portfolio, North Carolina Portfolio, South

EV Municipals Portfolios as of August 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D




     Carolina Portfolio and Virginia Portfolio had balances outstanding pursuant to this line of credit of $1,030,000, $602,000, $1,171,000, $260,000,
     $1,030,000, $1,024,000, and $2,243,000, respectively. The Portfolios did not have any significant borrowings or allocated fees during the year ended August 31, 1997.

6    Financial Instruments
     ---------------------------------------------------------------------------

     The Portfolios regularly trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

     The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

     A summary of obligations under these financial instruments at August 31, 1997, is as follows:



                   Futures                                             Net
                   Contracts                                           Unrealized
                   Expiration                                          Appreciation
     Portfolio     Date          Contracts                 Position    (Depreciation)
     --------------------------------------------------------------------------------
     Alabama       12/97         52  U.S. Treasury Bonds   Short       $ (27,918)
     --------------------------------------------------------------------------------

     Arkansas      12/97         54  U.S. Treasury Bonds   Short       $  13,196
     --------------------------------------------------------------------------------

     Georgia       12/97         72  U.S. Treasury Bonds   Short       $ (38,655)
     --------------------------------------------------------------------------------

     Kentucky      12/97         67  U.S. Treasury Bonds   Short       $ (35,971)
     --------------------------------------------------------------------------------

     Louisiana     12/97         38  U.S. Treasury Bonds   Short       $ (20,401)
     --------------------------------------------------------------------------------

     Maryland      12/97         84  U.S. Treasury Bonds   Short       $  20,527
     --------------------------------------------------------------------------------

     Missouri      12/97         60  U.S. Treasury Bonds   Short       $ (32,313)
     --------------------------------------------------------------------------------

     North
     Carolina      12/97        210  U.S. Treasury Bonds   Short       $(112,744)
     --------------------------------------------------------------------------------

     Oregon        12/97        100  U.S. Treasury Bonds   Short       $  50,937
     --------------------------------------------------------------------------------

     Tennessee     12/97         42  U.S. Treasury Bonds   Short       $ (22,549)
     --------------------------------------------------------------------------------

     Virginia      12/97        132  U.S. Treasury Bonds   Short       $  32,257
     --------------------------------------------------------------------------------

EV Municipals Portfolio as of August 31, 1997

INDEPENDENT AUDITORS' REPORT


To the Trustees and Investors of:
Alabama Municipals Portfolio
Arkansas Municipals Portfolio
Georgia Municipals Portfolio
Kentucky Municipals Portfolio
Louisiana Municipals Portfolio
Maryland Municipals Portfolio
Missouri Municipals Portfolio
North Carolina Municipals Portfolio
Oregon Municipals Portfolio
South Carolina Municipals Portfolio
Tennessee Municipals Portfolio
Virginia Municipals Portfolio
--------------------------------------------------------------------------------

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Alabama Municipals Portfolio, Arkansas Municipals Portfolio, Georgia Municipals Portfolio, Kentucky Municipals Portfolio, Louisiana Municipals Portfolio, Maryland Municipals Portfolio, Missouri Municipals Portfolio, North Carolina Municipals Portfolio, Oregon Municipals Portfolio, South Carolina Municipals Portfolio, Tennessee Municipals Portfolio and Virginia Municipals Portfolio as of August 31, 1997, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended August 31, 1997 and 1996 and supplementary data for each of the years in the four-year period ended August 31, 1997, and for the period from the start of business to September 30, 1993 for the Alabama Municipals Portfolio, Georgia Municipals Portfolio, Kentucky Municipals Portfolio, Maryland Municipals Portfolio, Missouri Municipals Portfolio, North Carolina Municipals Portfolio, Oregon Municipals Portfolio, Tennessee Municipals Portfolio and Virginia Municipals Portfolio. These financial statements and supplementary data are the responsibility of the Trust's management. Our responsibility is to express an opinion on the financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1997, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of Alabama Municipals Portfolio, Arkansas Municipals Portfolio, Georgia Municipals Portfolio, Kentucky Municipals Portfolio, Louisiana Municipals Portfolio, Maryland Municipals Portfolio, Missouri Municipals Portfolio, North Carolina Municipals Portfolio, Oregon Municipals Portfolio, South Carolina Municipals Portfolio, Tennessee Municipals Portfolio and Virginia Municipals Portfolio at August 31, 1997, the results of their operations, the changes in their net assets and their supplementary data for the respective stated periods in conformity with generally accepted accounting principles.



                                                DELOITTE & TOUCHE LLP
                                                Boston, Massachusetts
                                                October 10, 1997

EV Marathon Municipals Funds as of August 31, 1997

INVESTMENT MANAGEMENT


EV Marathon Municipals Funds

Officers

Thomas J. Fetter
President

James B. Hawkes
Vice President and Trustee

Robert B. MacIntosh
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Independent Trustees

Donald R. Dwight
President, Dwight Partners, Inc.
Chairman, Newspapers of New England, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking, Harvard University Graduate School of Business Administration

Norton H. Reamer
President and Director, United Asset Management Corporation

John L. Thorndike
Formerly Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant

Municipals Portfolios

Officers

Thomas J. Fetter
President and Portfolio Manager of South Carolina Municipals Portfolio

James B. Hawkes
Vice President and Trustee

Robert B. MacIntosh
Vice President and Portfolio Manager of Louisiana and North Carolina Municipals Portfolios

Timothy T. Browse
Vice President and Portfolio Manager of Alabama, Arkansas, Maryland and Virginia Municipals Portfolios

Cynthia J. Clemson
Vice President and Portfolio Manager of Georgia, Missouri, and Tennessee Municipals Portfolios

Nicole Anderes
Vice President and Portfolio Manager of Kentucky Municipals Portfolio

Thomas M. Metzold
Vice President and Portfolio Manager of Oregon Municipals Portfolio

Independent Trustees

Donald R. Dwight
President, Dwight Partners, Inc.
Chairman, Newspapers of New England, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking, Harvard University Graduate School of Business Administration

Norton H. Reamer
President and Director, United Asset Management Corporation

John L. Thorndike
Formerly Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant

Portfolio Investment Advisor
Boston Management and Research
24 Federal Street
Boston, MA 02110

Fund Administrator
Eaton Vance Management
24 Federal Street
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

Custodian
Investors Bank & Trust Company
89 South Street
P.O. Box 1537
Boston, MA 02205-1537

Transfer Agent
First Data Investor Services Group, Inc.
Attention:  Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123

Independent Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110



Eaton Vance Municipals Trust
24 Federal Street
Boston, MA 02110


--------------------------------------------------------------------------------
This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------
                                                                  M-12CSRC-10/97